UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 240.14a-12
Stifel Financial Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

135 YEARS

STIFEL

2026 Annual Meeting
PROXY STATEMENT

LETTER FROM OUR CHAIRMAN & CEO

501 North Broadway St. Louis, Missouri 63102

April [🌑], 2026

Fellow Shareholders:

We cordially invite you to participate in the 2026 Annual Meeting of Shareholders of Stifel Financial Corp., which will be held virtually on Tuesday, June 9, 2026 at 11:00 a.m., Central Time. We hope that you will be able to participate.

Included is a notice setting forth the business expected to come before the meeting and instructions for accessing this Proxy Statement and our Annual Report for the year ended December 31, 2025 on the Internet and for submitting proxy votes online. The notice also contains instructions on how to request a printed set of proxy materials.

Your vote is very important to us. Whether or not you plan to participate in the meeting directly, we hope that your shares are represented and voted.

Thank you for your investment in Stifel. I look forward to welcoming our shareholders to the Annual Meeting.

Sincerely,

Ronald J. Kruszewski Chairman of the Board and Chief Executive Officer

Proxy Statement for the 2026 Annual Meeting of Shareholders	1

Proxy Statement for the 2026 Annual Meeting of Shareholders	2

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE:	Tuesday, June 9, 2026 at 11:00 a.m., Central Time

VIRTUAL- ONLY ACCESS:

The 2026 Annual Meeting of Shareholders will be virtual-only. Anyone may enter the meeting as a guest in listen-only mode, but only shareholders as of the record date and holders of valid proxies may attend and participate in the meeting, vote electronically and submit questions before and during the meeting by visiting http://www.meetnow.global/ML5KQP4 at the meeting date and time. If you plan to attend the virtual meeting, please refer to Questions & Answers about the Annual Meeting on page 71 for details.

ITEMS OF BUSINESS:		Board Recommendation	Page Reference
	▶ Election of Directors, each as nominated by the Board of Directors (the “Board”)	For	11
	▶ An advisory vote to approve executive compensation (Say on Pay)	For	60
	▶ Adoption of an amendment to the Company’s Certificate of Incorporation to increase by 50% the number of shares of common stock authorized	For	61
	▶ Authorization of amendments to the 2001 Incentive Stock Plan (2018 Restatement) to increase capacity by 9,000,000 shares, including 175,000 shares to be reserved for non-employee directors	For	62
	▶ Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026	For	67

▶ Transaction of such other business as may properly come before our 2026 Annual Meeting of Shareholders
RECORD DATE:	You are entitled to vote if you were a shareholder at the close of business on April 13, 2026
VOTING BY PROXY:

Your vote is very important. By April [●], 2026, we will have sent to certain of our shareholders a Notice of Internet Availability of Proxy Materials, which includes instructions on how to access our Proxy Statement and 2025 Annual Report to Shareholders and vote online or by telephone, no later than the close of business on June 5, 2026. If you received a paper copy of the proxy card, you may mail your proxy vote in the provided envelope.

For additional information about our Annual Meeting, see the Questions & Answers about the Annual Meeting, beginning on page 71. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 9, 2026: Our Proxy Statement and 2025 Annual Report are available at www.stifel.com/investor-relations/annual-reports

By Order of the Board of Directors,

Mark P. Fisher, Corporate Secretary

April [●], 2026

Proxy Statement for the 2026 Annual Meeting of Shareholders	3

PERFORMANCE HIGHLIGHTS

Common share information in this Proxy Statement is adjusted for splits, including the three-for-two split on February 26, 2026. We encourage you to read the following Performance Highlights as background to this Proxy Statement. Throughout this Proxy Statement, performance measures are GAAP-based unless otherwise noted. We explain why we use certain non-GAAP measures on page 46, including exclusion of the impact of elevated provisions for legal matters recorded in the first quarter of 2025. For our sustainability performance, please see our separate report, available on our website, www.stifel.com.

Continued Strong Performance in 2025

▶	Net revenues of $5.53 billion, the highest in our history.

▶	Non-GAAP net income available to common shareholders of $744 million or $4.51 per diluted common share.

▶	Record net revenues in our Global Wealth Management operating segment.

▶	Record asset management revenues, up 11% over 2024.

▶	Recruited approximately 181 financial advisors.

▶	Non-GAAP Return on Common Equity (ROCE) of 15%, Return on Tangible Common Equity (ROTCE) of 21%.

A History of Growth – Net Revenues, in Millions

15% CAGR
$5,530
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

A History of Growth – Assets, in Millions

12% CAGR
$41,271
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Proxy Statement for the 2026 Annual Meeting of Shareholders	4

A History of Growth over Multiple Business Cycles

▶	Over 9,050 associates worldwide.

▶	Over 2,350 financial advisors across the United States.

▶	Approximately 1,600 stocks under coverage – tied for largest small and mid-cap equity research platform in the United States.

▶	A balanced business model: 77% of revenues from Global Wealth Management (GWM); 23% from the Institutional Group (IG).

▶	Sustained growth in shareholder equity.

▶	Low leverage of 6.9x as of December 31, 2025.

Proxy Statement for the 2026 Annual Meeting of Shareholders	5

A History of Growth through Acquisitions

2005

LEGG MASON CAPITAL MARKETS

2006

MJSK Private Client Group
Miller Johnson Steichen Kinnard

2007

RYAN BECK & CO.

FIRSTSERVICE BANK
RELATIONSHIP BANKING

2008

BW ButlerWick
investments·trust·insurance

2009

56 UBS Branches

2010

Thomas Weisel Partners

2011

S&Y STONE & YOUNGBERG

2012

MILLER BUCKFIRE

2013

KBW

ACACIA
FEDERAL SAVINGS BANK

2014

DE LA ROSA
INVESTMENT BANKERS

MERCHANT CAPITAL L.L.C.

Oriel
SECURITIES

1919 INVESTMENT COUNSEL

2015

sterne agee

BARCLAYS
Wealth & Investment Management, Americas

2016

EATON
PARTNERS

ISMCapital LLP

2017

CITY SECURITIES CORPORATION

2018

Ziegler
Wealth Management

THE BUSINESS BANK
OF SAINT LOUIS

RAND & ASSOCIATES
WEALTH MANAGEMENT

2019

FIRST EMPIRE SECURITIES
Member FINRA/SIPC

MAINFIRST

MOORELAND
PARTNERS

B & F

gkb George K. Baum & Company
INVESTMENT BANKERS SINCE 1928

2021

GMP Capital Inc.

VINING SPARKS

2022

ACXIT

2023

TORREYA

SIERRA PACIFIC
SECURITIES

2024

CB Resource, Inc.
RISK MANAGEMENT & PLANNING

Finance500
INVESTMENT & BROKERAGE SERVICE

2025

B. Riley
Wealth Management

BRYAN, GARNIER & CO

2026

SMC Growth Equity

Proxy Statement for the 2026 Annual Meeting of Shareholders	6

SHAREHOLDERS’ SAY ON PAY: OUTREACH AND SHAREHOLDER INPUT

▶	Shareholders overwhelmingly support our compensation program

▶	Last year, more than 96% of shareholders voting supported

▶	Similarly strong support in recent years

▶	Senior management and the Committee are committed to a high level of shareholder outreach and response to input

▶	Ongoing communication with shareholders throughout the year

▶	Compensation-focused dialog with top 20 institutional shareholders, over 55% of outstanding shares

▶	Regular interface with our employees, about 22% of outstanding shares

▶	We have responded to feedback in recent years – some of our responsive actions have been

▶	Greater utilization of performance-based awards

▶	Clearly articulated goals

▶	More robust disclosure

▶	Some of our institutional shareholders publish proxy voting guidelines, including the following:

Institutional Shareholder Guidelines	Stifel Response	Cross-Reference

Incentive plans should reflect strategy and incorporate long-term shareholder value drivers, including metrics and timeframes.

Our Committee has developed a facts-based, performance-focused framework by which it assesses executive officer performance and sets compensation against clearly stated and measured Company and business goals.

Our Performance-Based Restricted Stock Units (PRSUs) are primarily based on measuring objective, clearly stated performance goals.

Page 23, Incentive Assessment Framework Results Page 41, Performance-Based Restricted Stock Units, PRSUs

Performance results should generally be achieved over a 3- to 5-year time horizon.	PRSUs are measured over a 4-year period and vest over a 5-year period. Both periods are longer than is typical in the market, which we believe results in stronger retention.	Page 41, Performance-Based Restricted Stock Units, PRSUs

Peer group evaluation should be used to maintain awareness of pay levels and practices.

Our peer group was identified by Compensation Advisory Partners LLC (CAP), our independent compensation consultant.

CAP provided the Committee with market data on executive compensation trends and executive officer compensation levels, and assisted the Committee with evaluation of pay-for-performance alignment.

Page 38, Independent Compensation Committee Consultant and Identification of Peer Group

Disclose the rationale behind the selection of pay vehicles and how these fit with intended incentives.	Our key executive compensation program elements include fixed and variable compensation, and we have disclosed the rationale behind the selection of pay vehicles and how they fit with intended incentives in detail in the sections referenced to the right.	Page 39, Key Executive Compensation Program Elements Page 40, Committee’s Perspective on Compensation Elements Page 29, Executive Compensation Determinations for 2025

Proxy Statement for the 2026 Annual Meeting of Shareholders	7

CORPORATE GOVERNANCE HIGHLIGHTS

Key Facts about our Board

We strive to maintain a well-rounded Board that balances financial industry expertise with independence, and that balances the institutional knowledge of longer-tenured directors with the fresh perspectives brought by newer directors. As summarized below, our directors bring to our Board a variety of skills and experiences developed across a broad range of industries, both in established and growth markets, and in each of the public, private and not-for-profit sectors.

Board Membership Characteristics													12 Directors
Independence, Lead Ind. Dir.	I	I	I	I	I	I	N	I	N	L	N	I	75% Independent
Audit Committee (*see page 19)			M	M				M				C	4 Independent Directors
Compensation Committee	M					M				C			3 Independent Directors
Nominations & Corp. Gov. Cte.					M			C		M			3 Independent Directors
Risk Management Committee	M	M		M	C								4 Independent Directors
Years of Board Service	7	3	16	3	16	4	29	10	1	9	16	13	Average 10 years

Key Skills
Audit, Tax & Accounting			🌑	🌑	🌑	🌑	🌑	🌑		🌑		🌑	7 Directors
Cybersecurity	🌑		🌑			🌑	🌑	🌑		🌑			7 Directors
Digital	🌑		🌑			🌑	🌑	🌑	🌑	🌑	🌑		8 Directors
Banking			🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	10 Directors
Wealth Management			🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	9 Directors
Institutional Banking			🌑	🌑		🌑	🌑	🌑	🌑	🌑	🌑	🌑	9 Directors
General Management	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	12 Directors
Gov. Regulation and Public Policy		🌑	🌑	🌑	🌑	🌑	🌑	🌑		🌑			7 Directors
Marketing and Branding	🌑			🌑		🌑	🌑	🌑		🌑			6 Directors
Risk Management	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	12 Directors
Talent & HR Management				🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑		8 Directors
Technology	🌑	🌑	🌑			🌑	🌑	🌑	🌑	🌑	🌑		9 Directors

Key Experiences
CEO, President or COO		🌑			🌑	🌑	🌑	🌑	🌑	🌑	🌑		8 Directors
CFO or other Financial Expert		🌑	🌑	🌑	🌑		🌑					🌑	6 Directors
ESG	🌑	🌑					🌑	🌑		🌑			5 Directors
Complex Regulated Industries	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	12 Directors
Government Service		🌑			🌑								2 Directors
Private Co. Mgmt. & Governance	🌑	🌑	🌑	🌑	🌑	🌑	🌑		🌑	🌑	🌑	🌑	9 Directors
Public Co. Mgmt. & Governance	🌑	🌑	🌑	🌑			🌑	🌑	🌑	🌑	🌑	🌑	10 Directors
Not-for-Profit	🌑			🌑			🌑	🌑		🌑		🌑	5 Directors

Individual Characteristics

Age	59	51	80	58	68	63	67	68	66	57	85	75	Average 66 years

Other Public Board Service	0	0	1	1	1	0	2	2	0	1	0	0	6 Directors

C, Chair; I, Independent; L, Lead Independent Director; M: Member; N, Not independent

Proxy Statement for the 2026 Annual Meeting of Shareholders	8

Name	Independence Year Commencing	Occupation and Career Highlights	Committee Membership and Board Leadership

Adam T. Berlew	Independent 2019	CMO, Equinix, Inc.; Former Executive Director, Google Cloud AI & Industry Solutions	Compensation; Risk Management

Maryam S. Brown	Independent 2023	Former President, SoCalGas; Former Senior Counsel, Energy and Environment, Speaker of the House, US Congress	Risk Management

Michael W. Brown	Independent 2010	Retired, Vice President & CFO, Microsoft Corporation	Audit

Lisa L. Carnoy	Independent 2023	Former Chief Financial and Administrative Officer, Continental Grain	Audit, Deputy Chair; Risk Management

Robert E. Grady	Independent 2010	Advisory Partner, Summit Partners Former Partner, The Carlyle Group	Nominations & Corporate Governance; Risk Management, Chair

James P. Kavanaugh	Independent 2022	Co-Founder & CEO, World Wide Technology	Compensation

Ronald J. Kruszewski	Not Independent 1997	Chairman & CEO, Stifel Financial Corp.	Chairman

Maura A. Markus	Independent 2016	Retired, President, COO & Board Director, Bank of the West	Audit; Nominations & Corporate Governance, Chair

Victor J. Nesi	Not Independent 2025	Former Co-President, Head of Institutional Group, Stifel Financial Corp.

David A. Peacock	Independent 2017	CEO, Advantage Solutions, Former President, Anheuser-Busch	Lead Independent Dir.; Compensation, Chair; Nominations & Corporate Governance

Thomas W. Weisel	Not Independent 2010	Sr. Managing Director, Stifel Financial Corp.; Chairman & CEO, Thomas Weisel Partners Group, Inc.

Michael J. Zimmerman	Independent 2013	Vice Chairman, Continental Grain Company	Audit, Chair

Proxy Statement for the 2026 Annual Meeting of Shareholders	9

A Foundation of Sound Governance and Shareholder Outreach

▶	Independent Lead Director, periodically rotated

▶	Annual CEO evaluation by our all-independent Compensation Committee

▶	Ongoing shareholder engagement and demonstrated responsiveness to shareholder input

▶	The Board and its committees may engage independent advisors in their discretion

▶	Annual election of directors

▶	Executive sessions of independent, non-employee directors

▶	Substantial share ownership by each of our named executive officers well in excess of our share ownership requirements

▶	Robust risk control, led by the Board and senior executives, buttressed by processes and committees, embraced throughout the Company

Board Tenure of Continuing Directors

Variation in Background Is Important to Consideration of Potential and Incumbent Directors

Proxy Statement for the 2026 Annual Meeting of Shareholders	10

ITEM 1. ELECTION OF DIRECTORS

ITEM 1

What is being voted on: Election to the Board of our director nominees, each for a one-year term.

Board recommendation: FOR each of our director nominees, based on a review of individual qualifications and experience and contributions to our Board.

OUR DIRECTORS

Board of Director Nominees’ Qualifications and Experience

Our director nominees have a wide breadth of experience and bring to our Board a wide variety of skills, qualifications and viewpoints that strengthen their ability to carry out their oversight role on behalf of shareholders.

Core Qualifications and Experience
▶ Integrity, business judgment and commitment ▶ Demonstrated management ability ▶ Extensive experience in the public, private or not-for-profit sectors	▶ Leadership and expertise in their respective fields ▶ Financial literacy ▶ Strategic thinking ▶ Reputational focus

Breadth of Skills and Experiences

▶

Audit, Tax and Accounting

▶

Cybersecurity

▶

Digital

▶

Financial Services: Banking

▶

Financial Services: Global Wealth Management

▶

Financial Services: Institutional

▶

General Management

▶

Government, Regulation and Public Policy

▶

Marketing and Branding

▶

Risk Management

▶

Talent and HR Management

▶

Technology

▶

CEO, President or COO

▶

CFO or other Financial Expert

▶

ESG

▶

Complex Regulated Industries

▶

Government Service

▶

Private Company Management/Governance

▶

Public Company Management/Governance

▶

Not for Profit

Proxy Statement for the 2026 Annual Meeting of Shareholders	11

ADAM T. BERLEW

▶

Director since 2019, age 59

▶

Committee Service: Compensation, Risk Management

Mr. Berlew brings decades of expertise in cloud, tech and telecom market evaluation, marketing, M&A, product management, portfolio management, process development, financial structuring and talent development.

Career Highlights

▶

CMO, Equinix, Inc. (2023 – present)

▶

VP, Atlassian (2022 – 2023)

▶

Executive Director, Google (2017 – 2022)

▶

Cloud AI & Industry Solutions (2021 – 2022)

▶

Americas Cloud Marketing (2017 – 2021)

▶

VP, Global Customer Engagement Marketing, Brocade Communications Systems (2015 – 2017)

▶

VP, Global Marketing and Americas Field Marketing, Equinix (2012 – 2015)

▶

SVP, Strategy and Corporate Development, Triumphant, Inc. (2009 – 2012)

▶

Director Sales & Marketing, Dell, Inc. (2002 – 2008)

Additional Professional Experience, Community Involvement and Education

▶

Member, Council on Foreign Relations

▶

Board Member, US Luge Olympic Committee (2014 – 2024)

▶

M.B.A., The Wharton School, U. of Pennsylvania

▶

B.A., Brown University

Other Public Company Directorships Within the Past 5 Years:

▶

Lazard Growth Acquisition Corp. I
(NASDAQ: LGACU)

MARYAM S. BROWN

▶

Director since 2023, age 51

▶

Committee Service: Risk Management

Ms. Brown brings experience garnered from leading an organization of over 8,000 employees serving over 21 million natural gas consumers in Southern California and has 25 years’ experience in the energy industry across engineering, legal, policy and regulatory roles.

Career Highlights

▶

SoCalGas

▶

Chief Executive Officer (2024 – 2026)

▶

President (2019 – 2024)

▶

Vice President, Federal Affairs, Sempra Energy (2016 – 2019)

▶

United States Congress

▶

Assistant to Speaker for Policy and Senior Energy and Environment Counsel (2012 – 2016)

▶

Chief Counsel, Energy and Power, House Committee on Energy and Commerce (2011 – 2012)

Additional Professional Experience, Community Involvement and Education

▶

Trustee, American Gas Association Foundation

▶

Member, National Petroleum Council, U.S. Department of Energy

▶

Chair, Executive Committee, California Chamber of Commerce

Proxy Statement for the 2026 Annual Meeting of Shareholders	12

MICHAEL W. BROWN

▶

Director since 2010, age 80

▶

Committee Service: Audit

Mr. Brown is a retired executive with considerable financial and accounting expertise, including eight years of financial leadership with a leading technology company and directorships at other publicly held companies. Mr. Brown has considerable experience as a director and governor of self-regulatory organizations in the financial services industry. Mr. Brown’s deep technology experience provides the Board and senior management with keen insight and guidance concerning the Company’s cybersecurity and other technology efforts.

Career Highlights

▶

Microsoft Corporation, a global software company

▶

Vice President and Chief Financial Officer
(1994 – 1997)

▶

Vice President – Finance and Treasurer
(1989 – 1994)

▶

Deloitte & Touche LLP, a provider of assurance, tax, and business consulting services (1971 – 1989)

Additional Professional Experience, Community Involvement and Education

▶

Former Chairman, NASDAQ Stock Market Board of Directors

▶

Former Governor, National Association of Securities Dealers

Other Public Company Directorships Within the Past 5 Years:

▶

VMWare, Inc. (NYSE: VMW)

▶

Audit Committee

▶

Compensation Committee

▶

Governance Committee

LISA L. CARNOY

▶

Director since 2023, age 58

▶

Committee Service: Audit, Deputy Chair, Risk Management

▶

Also a Director of Stifel Bancorp

Ms. Carnoy is known both for advising clients and building businesses. She has substantial capital markets, M&A and operational experience, with a consistent focus on increasing market share and profitability at every organization. A trailblazer and role model, she has been named to American Banker’s list of “Most Powerful Women in Finance.”

Career Highlights

▶

Chief Financial and Administrative Officer, Continental Grain (2025 – 2026)

▶

Chief Financial Officer, Head of Operations,
Alix Partners (2018 – 2022)

▶

Bank of America

▶

Division Executive, US Trust; Market President, New York City (2014 – 2017)

▶

Head of Global Capital Markets (2012 – 2014)

▶

Managing Director, Co-Head of Global Capital Markets (2010 – 2012)

▶

Managing Director, Head of Global Equity Capital Markets (2009 – 2010)

Additional Professional Experience, Community Involvement and Education

▶

Director, Columbia University Investment Management Company (Endowment)

▶

Trustee Chair Emerita, Board of Trustees, Columbia University

▶

Former Independent Director and Treasurer, U.S. Soccer Federation

▶

M.B.A., Harvard Business School

▶

B.A., Columbia University

Other Public Company Directorships Within the Past 5 Years:

    Onex Corporation (TSX: ONEX)

Proxy Statement for the 2026 Annual Meeting of Shareholders	13

ROBERT E. GRADY

▶

Director since 2010, age 68

▶

Committee Service: Nominations & Corporate Governance; Risk Management, Chair

Mr. Grady has extensive leadership experience in the private equity investment and the broker-dealer segments of the financial services industry. Mr. Grady also has substantial federal and state governmental experience as well as strong academic experience. Finally, Mr. Grady has considerable experience as a director of other publicly and privately held companies as well as experience in Environmental, Social and Governance.

Career Highlights

▶

Advisory Partner, Summit Partners (2021 – present)

▶

Partner, Gryphon Investors, a private equity investment firm (2015 – 2020)

▶

Chair, NJ State Investment Council (2010 – 2014)

▶

Partner and MD, Carlyle Group (2000 – 2009)

▶

Partner and MD, Robertson Stephens & Co. (1993 – 2000)

Additional Professional Experience, Community Involvement and Education

▶

Member, Council on Foreign Relations

▶

Vice Chairman, Board of Overseers, Hoover Institution, Stanford University

▶

Advisor to the Investment Cte., the Daniels Fund

▶

Former Chair, National Venture Capital Association

▶

Former Deputy Asst. to Pres. George H.W. Bush

▶

Former Exec. Assoc. Director, Office of Management and Budget, Exec. Office of the President

▶

M.B.A., Stanford Graduate School of Business

▶

A.B., Harvard College

Other Public Company Directorships Within the Past 5 Years:

▶

Maxim Integrated Products (NASDAQ: MXIM)

JAMES P. KAVANAUGH

▶

Director since 2022, age 63

▶

Committee Service: Compensation

Mr. Kavanaugh translated his drive on the field as a professional soccer player into successful leadership of WWT, a $17 billion information technology systems integrator with nearly 9,000 employees, prioritizing, practicing and executing on what is most important. He has proven experience providing the most complex technical solutions and systems integration to firms large and small through the combined efforts of his team.

Career Highlights

▶

CEO and Co-Founder, WWT, World Wide Technology
(1990 – present)

Additional Professional Experience, Community Involvement and Education

▶

Investor and board member, Privoro, a cybersecurity firm

▶

Member, Business Roundtable

▶

Co-Founder and Owner, St. Louis City SC, Major League Soccer

▶

Owner and Investor, St. Louis Blues, National Hockey League

▶

Trustee, St. Louis University

▶

B.A., St. Louis University

Proxy Statement for the 2026 Annual Meeting of Shareholders	14

RONALD J. KRUSZEWSKI

▶

Director since 1997, age 67

▶

Chairman of the Board and Chief Executive Officer

Mr. Kruszewski has extensive managerial and leadership experience in the financial services industry in addition to a comprehensive understanding and knowledge of the Company’s day-to-day operations and strategy.

Career Highlights

▶

Stifel Financial Corp.

▶

Chairman
(2001 – present)

▶

Chief Executive Officer
(1997 – present)

▶

President
(1997 – 2014)

Additional Professional Experience, Community Involvement and Education

▶

Chairman, Board of Directors, Securities Industry and Financial Markets Association (SIFMA)

▶

Former Chairman, American Securities Association (ASA) (2019 – 2021)

▶

Former Member, Federal Advisory Council, St. Louis Federal Reserve Board of Directors (2014 – 2019)

▶

Member, U.S. Ski and Snowboard Team Foundation Board

▶

Member, Chair’s Council for Greater St. Louis, Inc.

▶

Former Chairman, Downtown STL, Inc.

▶

Member, World Presidents’ Organization – St. Louis Chapter

▶

Responsible for Company membership in the World Economic Forum

▶

Member of Board of Directors and Award Recipient, Horatio Alger Association

Other Public Company Directorships Within the Past 5 Years:

▶

FutureFuel Corp. (NYSE: FF)

▶

Lee Enterprises Inc. (NASDAQ: LEE)

MAURA A. MARKUS

▶

Director since 2016, age 68

▶

Committee Service: Audit; Nominations & Corporate Governance, Chair

Ms Markus is a retired executive who brings over 25 years of global experience in banking to the board, including as President and COO. Ms. Markus has been named one of American Banker’s Most Powerful Women in Banking multiple times. Through her proven experience as an executive and director of leading financial services companies, Ms. Markus brings substantial knowledge and expertise to the Board of Directors’ deliberations.

Career Highlights

▶

Diebold Nixdorf Inc., Director, Audit Cte. and People & Comp. Cte. Member (2024 – present)

▶

Bank of the West, President, Chief Operating Officer and Board Director (2010 – 2014)

▶

Broadridge Financial Solutions, Inc., Director, Audit Cte. Member and Comp. Cte. Chair (2013 – present)

▶

Citigroup (1987 – 2009); Executive Vice President, Head of International Retail Banking (2007 – 2009); President, Citibank N.A. (2000 – 2007); President, Citibank Greece (1997 – 2000); European Sales and Marketing Director (1994 – 1997)

Additional Professional Experience, Community Involvement and Education

▶

Trustee, College of Mount St. Vincent in New York

▶

Former Board Member, Year Up San Francisco Bay Area Talent and Opportunity

▶

Former Board Member, Catholic Charities San Francisco and New York

▶

Former Executive Committee and Board Member, Junior Achievement New York

▶

Financial Services Roundtable, Former Member

▶

M.B.A., Harvard Business School

▶

B.A., Boston College, summa cum laude

Other Public Company Directorships Within the Past 5 Years:

▶

Broadridge Financial Solutions, Inc. (NYSE: BR)

▶

Diebold Nixdorf Inc. (NYSE: DBD)

Proxy Statement for the 2026 Annual Meeting of Shareholders	15

VICTOR J. NESI

▶

Director since 2025, age 66

Mr. Nesi brings over 30 years of experience in investment banking, including as head of Stifel’s Institutional Group, in which role he implemented a strategy of integrating and aligning Stifel’s Institutional Group divisions across business lines and geographies, with revenue that multiplied by more than five-fold, from both organic growth and the integration of the professionals from over 20 acquisitions globally.

Career Highlights

▶

Asurion, LLC, Executive Advisor (2025 – present)

▶

Stifel Financial Corp. (2009 – 2025)

▶

Co-President (2014 – 2025)

▶

Head of Institutional Group (2017 – 2025)

▶

Co-Head of Institutional Group (2009 – 2017)

▶

Merrill Lynch (1996 – 2009)

▶

Merrill Lynch Private Equity Head of Media and Telecom (2005 – 2009)

▶

Head of Media and Telecom Investment Banking (2001 – 2003)

▶

Managing Director Telecom Investment Banking (1998 – 2001)

▶

Managing Director Telecom Investment Banking (1996 – 1998)

Additional Professional Experience, Community Involvement and Education

▶

JD, Georgetown University Law Center

▶

BSBA, Georgetown University

DAVID A. PEACOCK

▶

Director since 2017, age 57

▶

Lead Independent Director

▶

Committee Service: Compensation, Chair; Nominations & Corporate Governance

▶

Also a Director of Stifel Bancorp

Mr. Peacock brings entrepreneurial, corporate, manufacturing, and marketing expertise to the Board. In addition, through his service as president of a global consumer brand, Mr. Peacock brings an in-depth knowledge and expertise in corporate governance, branding, marketing and market presence.

Career Highlights

▶

Advantage Solutions, Inc., CEO (2023 – present)

▶

Continental Grain Co., Director and COO
(2021 – 2023)

▶

Post Holdings Corp., Director (2021 – 2023)

▶

Schnucks Markets, Inc., President and COO
(2017 – 2021)

▶

Anheuser-Busch (1992-2012), President
(2008 – 2012)

Additional Professional Experience, Community Involvement and Education

▶

Board of Directors, Pink Ribbon Girls, which supports women with breast cancer

▶

Board of Trustees, Urban League of Metropolitan St. Louis

▶

Board of Directors, FMI – The Food Industry Association

▶

Board of Directors, NextUP

Other Public Company Directorships Within the Past 5 Years:

▶

Post Holdings Partnering Corp.

Proxy Statement for the 2026 Annual Meeting of Shareholders	16

THOMAS W. WEISEL

▶

Director since 2010, age 85

Mr. Weisel has extensive entrepreneurial and operational experience in the financial services industry, as evidenced by his founding and development of the investment firms of Thomas Weisel Partners Group, Inc. and Montgomery Securities prior to joining the Company.

Career Highlights

▶

Senior Managing Director, Stifel Financial Corp.
(2011 – present)

▶

Founder, Chairman and Chief Executive Officer, Thomas Weisel Partners Group, Inc. (1999 – 2010)

▶

Founder, Chairman, and Chief Executive Officer, Montgomery Securities (1971 – 1997)

▶

Lifetime Achievement Award, National Venture Capital Association (2006)

▶

George Steinbrenner Sport Leadership Award, US Olympic Foundation (2011)

▶

Inducted into the U.S. Ski and Snowboard Hall of Fame (Class of 2017)

Additional Professional Experience, Community Involvement and Education

▶

Trustee, The Sports Neurology Clinic, Inc.

▶

Member and former Chairman, U.S. Ski and Snowboarding Team Foundation

▶

Member and former Chairman, USA Cycling Foundation Board

▶

Former Member, Board of Trustees, San Francisco Museum of Modern Art

▶

Former Chairman and Board Member, Empower America

▶

Former Chairman, Capital Campaign for California School of Arts & Crafts

▶

Former Member, Board of Directors, Stanford Endowment Management Board

▶

Former Member, Advisory Board, Harvard Business School

▶

Former Board Member, NASDAQ

▶

Former Trustee, Museum of Modern Art in New York

MICHAEL J. ZIMMERMAN

▶

Director since 2013, age 75

▶

Committee Service: Audit, Chair

Mr. Zimmerman’s experience within the financial services industry and his understanding of investment banking provide valuable judgment and insights. This background, together with perspectives applied as an independent director and audit committee member of a publicly held company, brings knowledge and a skill set integral to our Board.

Career Highlights

▶

Continental Grain Company, a diversified international agribusiness and investment firm

▶

Director (2020 – present)

▶

Vice Chairman (2012 – present)

▶

Executive Vice President and Chief Financial Officer (1999 – 2012)

▶

Senior Vice President, Investments and Strategy (1996 – 1999)

▶

Managing Director, Salomon Brothers, Inc.
(1976 – 1996)

Additional Professional Experience, Community Involvement and Education

▶

Member of Board of Directors and Audit Committee Chairman, Energy Trading Innovations LLC and Castleton Commodities International, LLC (2012 – 2025)

▶

Trustee, Mount Sinai Health System, a non-profit health care organization

▶

Chairman, Investment Committee, U.S. Holocaust Memorial Museum

▶

Prior experience as non-executive chairman of two public companies

Proxy Statement for the 2026 Annual Meeting of Shareholders	17

OUR CORPORATE GOVERNANCE PRINCIPLES

The Board has adopted Corporate Governance Guidelines (‘‘Principles’’), which are available in the corporate governance section of the Company’s web site at www.stifel.com. The Principles set forth the practices the Board follows with respect to, among other matters, the role and duties of the Board, size and composition of the Board, director responsibilities, Board committees, director access to officers, employees and independent advisors, director compensation and performance evaluation of the Board.

As described in the Principles, the role of the Board is to oversee management of the Company in its efforts to enhance shareholder value and conduct the Company’s business in accordance with its mission statement. In that connection, the Board helps management assess long-range strategies for the Company, and evaluates management performance.

It is a responsibility of the Board to assess each director’s independence regularly and to take appropriate actions in any instance in which the requisite independence has been compromised. The Board has determined that Directors Berlew, Maryam Brown, Michael Brown, Carnoy, Grady, Kavanaugh, Markus, Peacock, and Zimmerman are independent directors under the rules of the NYSE and the SEC, including NYSE rules regarding the independence of the Compensation Committee, and reviewed information provided by the directors in questionnaires concerning the relationships that we may have with each director.

Board of Directors – Leadership, Risk Oversight and Meetings

Leadership: The continuing membership of our Board is composed of 9 independent directors and 3 non-independent directors, 2 of whom are current employees.

The Board strategically considers the combination or separation of the Chairman and Chief Executive Officer roles as an integral part of its planning process and corporate governance philosophy. Ronald J. Kruszewski concurrently serves as both the Chairman of the Board and Chief Executive Officer. The Board believes that this structure serves the Company well because it provides consistent leadership and accountability for managing Company operations. However, our Board also holds regularly scheduled executive sessions without management, at which the lead independent director presides in compliance with the NYSE Corporate Governance Standards. These sessions occurred at least quarterly in 2025.

Lead Director: Mr. David Peacock is currently the Independent Lead Director of Stifel Financial Corp. The Board has determined that the Lead Director will: have authority to call meetings of the independent directors; chair meetings of the independent directors; liaise between management and independent directors; serve ex officio on all committees of which the lead director is not otherwise a member and, with the chair of the Compensation Committee, lead CEO performance evaluation and succession planning. The Board believes that the Lead Director role should be filled by an independent director selected by the independent directors in order to promote independence of oversight and development of the independent directors’ overall contribution to the Board.

Risk Oversight: Our Board has responsibility for the oversight of risk management. Our Board, either as a whole or through its Committees, regularly discusses with Company management our major risk exposures, their potential impact, and the steps we take to monitor and control such exposures.

While our Board is ultimately responsible for risk oversight, each of our Committees assists the full Board in fulfilling its oversight responsibilities in certain areas of risk. In particular, the Audit Committee focuses on the management of financial and accounting risk exposures. The Compensation Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. Finally, the Risk Management Committee focuses on the management of risks associated with Board organization, membership, and structure, and the organizational and governance structure of our company, including cybersecurity matters.

We have an Enterprise Risk Management program that coordinates with management committees, including the Asset Liability Management Committee, the Products & Services Committee, the Conflicts of Interest Committee, the Operational Risk Committee, and the Disclosure Committee.

Meetings: During 2025, our Board met 9 times, including both regularly scheduled and special meetings. During the year, attendance by incumbent continuing directors of all meetings held by the Board and all Committees on which they serve exceeded 80%. We encourage our directors to attend the Annual Meeting of Shareholders.

Proxy Statement for the 2026 Annual Meeting of Shareholders	18

COMMITTEES OF THE BOARD OF DIRECTORS

The standing committees of our Board are the Audit Committee, Compensation Committee, Nominations & Corporate Governance Committee and Risk Management Committee. Each operates pursuant to a written charter approved by the Board. The full text of each such charter and our corporate governance guidelines are available in the “Corporate Governance” section of our web site located at www.stifel.com, or may be obtained by any shareholder, without charge, upon request by e-mailing investorrelations@stifel.com.

Audit Committee
The Audit Committee met 11 times during 2025.
Committee Chair: ▶ Zimmerman Deputy Chair: ▶ Carnoy Members: ▶ Michael Brown ▶ Markus Committee members are independent directors as defined by the NYSE, the SEC, and as determined by our Board.	Committee Role, Responsibilities and Qualifications:

▶

Recommending to the Board a public accounting firm to be nominated for shareholder ratification as our independent auditors and compensating and terminating auditors as deemed necessary;

▶

Meeting periodically with our auditors and financial management to review the scope of the proposed audit for the then-current year, the proposed audit fees, and the audit procedures to be utilized, reviewing the audit and eliciting the judgment of the independent auditors regarding the quality of the accounting principles applied to our financial statements; and

▶

Evaluating on an annual basis the qualification, performance, and independence of the independent auditors, based on the Audit Committee’s review of the independent auditors’ report and the performance of the independent auditors throughout the year.

▶

Each member of the Audit Committee is financially literate, knowledgeable, and qualified to review financial statements. Our Board has designated each Audit Committee member an “audit committee financial expert.”

Compensation Committee
The Compensation Committee met 5 times during 2025.
Committee Chair: ▶ Peacock Members: ▶ Berlew ▶ Kavanaugh Committee members are independent directors as defined by the NYSE, the SEC, and as determined by our Board.	Committee Role, Responsibilities and Qualifications:

▶

Reviewing executive performance and recommending to our Board the compensation of each of our executive officers;

▶

Reviewing market data to assess the components of our executive compensation;

▶

Reviewing and approving executive compensation elements and plans;

▶

Making recommendations to our Board regarding the adoption, amendment, and rescission of certain employee benefit plans; and

▶

Reviewing the Company’s compensation policies and practices with respect to the Company’s employees to ensure that they are not reasonably likely to have a material adverse effect on the Company.

▶

During 2025, there were no interlocks or insider participation on the part of the members of the Compensation Committee, as further described on page 55.

Proxy Statement for the 2026 Annual Meeting of Shareholders	19

Nominations & Corporate Governance Committee

The Nominations & Corporate Governance Committee met 4 times during 2025.

Committee Chair: ▶ Markus Members: ▶ Grady ▶ Peacock Committee members are independent directors as defined by the NYSE, the SEC, and as determined by our Board.	Committee Role & Responsibilities:

▶

Overseeing Board and Board Committee organization, membership, and structure;

▶

Leading Board and Board Committee self-evaluation;

▶

Overseeing the Corporation’s executive and corporate structure and recommending improvements to its effectiveness;

▶

Searching for individuals qualified to become members of our Board and selecting director nominees to be presented for election at the Annual Meeting of Shareholders and considering nominees for directors recommended by our shareholders;

▶

Reviewing the Company’s charitable strategy, Company political contributions and lobbying policies, and Company efforts to sustain the economic development of the communities in which it operates; and

▶

Fostering the Company’s efforts to encourage a breadth of perspective and background among the Corporation’s associates, including its leadership.

Risk Management Committee

The Risk Management Committee met 6 times during 2025.

Committee Chair: ▶ Grady Members: ▶ Berlew ▶ Maryam Brown ▶ Carnoy Committee members are independent directors as defined by the NYSE, the SEC, and as determined by our Board.	Committee Role & Responsibilities:

▶

Regularly reviewing our aggregate risk exposures and risk management processes with management, including our Chief Executive Officer, Chief Financial Officer, Chief Risk Officer and Chief Compliance Officer;

▶

Considering cybersecurity matters, with a special meeting devoted each year to cybersecurity;

▶

Overseeing the Company’s Enterprise Risk Management program and the Company’s responsiveness to and discussions and compliance with the Federal Reserve Bank of St. Louis and other regulators’ input, reviews and rules;

▶

Considering the wide range of risks the Company confronts, including market risk, credit risk, technological and operational risk, liquidity and funding risk, compliance and legal risk, reputational risk, risks arising from actual or potential conflicts of interest, and strategic risk; and

▶

Reviewing newly developing Company risks and the Company’s efforts to address these developments.

OTHER GOVERNANCE MATTERS

Capital Adequacy and Liquidity Management

In 2024, the Board updated the charters of the Audit and Risk Management Committees to confer on a formal basis to oversee capital adequacy and liquidity management. A subgroup of these two committees has conferred periodically since then and reported back to their full committees to coordinate and support joint oversight by these committees on these significant subjects.

Proxy Statement for the 2026 Annual Meeting of Shareholders	20

Director Nominations by Shareholders

In accordance with the Nominations & Corporate Governance Committee’s charter and our corporate governance guidelines, the Nominations & Corporate Governance Committee considers nominees recommended by shareholders and reviews the qualifications and contributions of the directors standing for election each year. Shareholders may recommend individuals to the Nominations & Corporate Governance Committee for consideration as potential director nominees by giving written notice to Mark Fisher, our Corporate Secretary, at least 90 days, but not more than 120 days, prior to the anniversary of our preceding year’s annual meeting, along with the specific information required by our By-Laws, including, but not limited to, the name and address of the nominee; the number of shares of our common stock beneficially owned by the shareholder (including associated persons) nominating such nominee; and a consent by the nominee to serve as a director, if elected, that would be required for a nominee under the SEC rules. If you would like to receive a copy of the provisions of our By-Laws setting forth all of these requirements, please send a written request to Stifel Financial Corp., Attention: Mark P. Fisher, Corporate Secretary, One Financial Plaza, 501 North Broadway, St. Louis, Missouri 63102. The Nominations & Corporate Governance Committee has not adopted any specific policy for considering the recommendation of director nominees by shareholders, but will consider shareholder nominees on the same basis as other nominees. Please also see the procedures described in the section entitled “How can I make a Shareholder Proposal for the 2027 Annual Meeting?” on page 74 of this Proxy Statement.

Code of Ethics and Corporate Governance

In accordance with the requirements of the NYSE and the Sarbanes-Oxley Act of 2002, we have adopted Corporate Governance Guidelines as well as charters for each Board committee. These guidelines and charters are available for review under the “Corporate Governance” section of our web site at www.stifel.com. We have also adopted a Code of Ethics for Directors, Officers, and Associates. The Code of Ethics is also posted in the “Corporate Governance” section of our web site, located at www.stifel.com, or may be obtained by any shareholder, without charge, upon request by e-mail at investorrelations@stifel.com.

We have established procedures for shareholders or other interested parties to communicate directly with our Board, including the presiding director at the executive sessions of the non-management directors or the non-management directors as a group. Such parties may contact our Board by mail at: Stifel Financial Corp., Attention: Ronald J. Kruszewski Chairman of the Board, 501 North Broadway, St. Louis, Missouri 63102. All communications made by this means will be received by the Chairman of the Board and relayed promptly to the Board or the individual directors, as appropriate

Relationship of Risk Management to Compensation

The Board and the Compensation Committee, with the assistance of management, periodically reviews our compensation policies and practices for all employees and has concluded that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the Board and Compensation Committee, with the assistance of management and our outside independent compensation consultant, periodically consider the Company’s incentive compensation programs. Generally, this consideration takes account of six elements: first, performance measures; second, funding; third, performance period and pay mix; fourth, goal setting; fifth, leverage; and sixth, controls and processes, focusing on significant risk areas.

Based on these considerations, our Board and Compensation Committee continue to view our compensation policies in general, and our incentive programs in particular, well aligned with the interests of our shareholders and not creators of risks that are reasonably likely to result in a material adverse impact on the Company.

Director Share Ownership Guideline

A policy of the Board is that non-employee directors generally reach holdings of Stifel common shares of at least $400,000 by market value. The full policy is part of Stifel’s Corporate Governance Guidelines, available at the investor relations section of Stifel’s website.

Age

A policy of the Board is that non-employee Directors may stand for reelection in any year until and including the year in which the Director reaches the age of 75 as of the first day of that year. The Board makes exceptions to this policy if it determines such exception would be in the Company’s best interest. The Board has made such a determination with respect to Mr. Michael Brown.

Proxy Statement for the 2026 Annual Meeting of Shareholders	21

 COMPENSATION DISCUSSION & ANALYSIS

 COMMITTEE PROCESS AND DETERMINATIONS

The Committee’s Process for Decision Making

Our Roadmap for Compensation

1.	2.	3.	4.	5.
Identify Key Metrics (Quantitative & Qualitative)	Establish Peer Group, Gather Market Data and Shareholder Input	Review of Performance and Market	Make Year-End Pay and Performance Decisions	Determine Form and Allocate Awards

Financial Objectives: growth in earnings; net income and revenue; risk management

Long-Term Objectives: increase ROCE and book value; enhance return to shareholders

Strategic Objectives: integration of acquisitions; organic growth

Ongoing solicitation of shareholder input and incorporation of shareholder compensation priorities Independent consultant assisted the Committee with: identifying peer companies; gathering peer and supplemental market pay data for Committee reference.

Periodic updates during the year from the CEO: Company performance; segment performance; individual executive officer performance.

Periodic updates from independent consultant: relative performance; competitive pay levels; alignment of pay and performance;
market trends.

Committee decisions based on results of the incentive framework (see below) that include an in depth review of Company, CEO and other executive officer performance across multiple factors.

Pay for executive officers other than the CEO recommended by CEO, subject to Committee approval.

Committee awarded
2025 incentive
compensation in the
form of cash salary and
bonuses composed of cash, debenture,
restricted cash, RSU
and PRSU components.

In early 2026, the Committee also awarded special compensation in the form of LTRSUs, described on page 43.

Committee Views of Proportion and Form of Compensation

The Committee continued to emphasize “At-Risk” compensation in determining the annual incentive compensation of the CEO and the other named executive officers. The Committee divides the various elements of compensation described above in “Key Executive Compensation Program Elements” into two categories: compensation that is “Realized” because it is not subject to forfeiture and compensation that is “At-Risk” because it is subject to forfeiture. The Committee determined that the allocation of variable compensation between Realized and At-Risk compensation for the CEO and other current, senior named executive officers for 2025 is as follows:

2025 Allocation of Realized and At-Risk Annual Incentive Compensation

Named Executive Officer	Realized Compensation	At-Risk Compensation

CEO: Mr. Kruszewski	51% of Annual Incentive Compensation	49% of Annual Incentive Compensation

Heads and Co-Heads, GWM and IG: Zemlyak, Michaud and Raymond	65%, average of Annual Incentive Compensation	35%, average of Annual Incentive Compensation

Committee Assessment:	Realized and Not Retentive	At-Risk and Retentive

  Excludes LTRSUs, described on page 43.

Proxy Statement for the 2026 Annual Meeting of Shareholders	22

Incentive Assessment Framework

The committee evaluates named executive officer incentive compensation based on various factors, and summarizes its judgment on groups of these factors as being below, meeting or exceeding its expectations. The following is an assessment based upon primary performance goals, additional considerations, strategic goals and overall Company performance. See “Use of Non-GAAP Measures” on page 46 for a description of how and why the Non-GAAP measures differ from GAAP measures.

Incentive Assessment Framework Results

Primary Performance Goals	2025 Result	Year-Over-Year Change

▶ Non-GAAP Pre-Tax Net Income	$0.99bn	1% ⇩

▶ Non-GAAP Net Revenue	$5.53bn	11% ⇧

▶ Non-GAAP Diluted Earnings per Share (EPS)	$4.51	1% ⇩

Company Performance on Primary Goals, Committee Assessment	☐ Below	☐ Meets	☑ Exceeds

Additional Considerations	2025 Result	Year-Over-Year Change

▶ Non-GAAP Return on Common Equity	15%	1% ⇩

▶ Total Shareholder Return (price increase + dividend)	$13.99	20% ⇧

▶ Non-GAAP Pre-Tax Margin on Net Revenues	22%	1% ⇧

▶ Book Value Per Share	$34.71	6% ⇧

▶ Non-GAAP Comp to Revenue Ratio	58%	even

▶ Total Capitalization of Stifel Financial Corp.	$12.7bn	17% ⇧

Company Performance on Additional Considerations, Committee Assessment	☐ Below	☐ Meets	☑ Exceeds

Performance Categories	Achievements
▶ Financial Results	See pages 29 to 33 for a detailed description of achievements in these four categories in relation to each named executive officer.
▶ Strategic Achievement
▶ Leadership
▶ Risk Management

Company Performance on Strategic Goals, Committee Assessment	☐ Below	☐ Meets	☑ Exceeds

Overall Assessment

Overall Company Performance, Committee Assessment	☐ Below	☐ Meets	☑ Exceeds

Common share information in this Proxy Statement is adjusted for splits, including the three-for-two split on February 26, 2026. Non-GAAP Pre-Tax Margin on Net Revenues is adjusted to exclude a $180 million legal accrual described in our annual report. Year-over-year changes to percentages are expressed as the absolute difference between the percentages. Year-over-year changes to values are expressed as relative percentages except when values change between negative and positive, in which case changes are expressed as absolute amounts.

Proxy Statement for the 2026 Annual Meeting of Shareholders	23

COMPANY PERFORMANCE

We Continue To Grow and Invest in our Future

Delivering Value to Shareholders	New Business Operating Capabilities	Expense Control	Solidifying our Position as a Premier Firm

▶

Record revenue for Global Wealth Management

▶

2nd highest revenue for Institutional Group

▶

Board of Directors authorized an 11% increase in common stock dividend starting in the first quarter of 2026

	During 2025, we: ▶ Completed the acquisition of Bryan Garnier, & Co. ▶ Completed the acquisition of B. Riley Wealth Management Advisors	▶ We successfully controlled our compensation and non-compensation expenses in 2025 ▶ This expense discipline contributed to our 21% return on tangible common equity	▶ Over $552 billion in Global Wealth client assets ▶ Successful recruiting and acquisitions ▶ Stifel Bank expanded client deposits and leveraged the firm’s relationships for loan growth

$41 billion	Assets grew to $41 billion, up 3% over 2024

$6 billion	Equity of $5.98 billion, up 5% from 2024

$35 per share	Book Value per Common Share of $34.71, up 6% over 2024

Common share information in this Proxy Statement is adjusted for splits, including the three-for-two split on February 26, 2026. We explain why we use certain non-GAAP measures on page 46.

2025 Segment Performance, Balance Sheet, Infrastructure and Additional Performance Indicators

Global Wealth Management	Institutional Group	Balance Sheet	Infrastructure

▶ Record net revenue of $3.5bn, up 8% over 2024 ▶ Pre-tax operating income of $1.1 billion ▶ Strong recruiting pipeline; we recruited 181 new financial advisors in a challenging environment	▶ Net revenue of $1.9bn, up 20% over 2024 ▶ Pre-tax operating income of $329 million ▶ Improved integration and alignment across all divisions and geographies in the Institutional Group	▶ Maintained a Tier 1 leverage capital ratio of 11.4% ▶ Repurchased over 5.5 million common shares at an average price of $67.24 (adjusted for splits)	▶ Improved client-facing infrastructure ▶ Extended algorithmic institutional trading capabilities in both equities and fixed income ▶ Maintained robust cybersecurity protections

Proxy Statement for the 2026 Annual Meeting of Shareholders	24

2025 Segment Performance, Balance Sheet, Infrastructure and Additional Performance Indicators

(1)	We explain why we use certain non-GAAP measures on page 46.
(2)	Common share information in this Proxy Statement is adjusted for splits, including the three-for-two split on February 26, 2026.

Proxy Statement for the 2026 Annual Meeting of Shareholders	25

Additional Performance Indicators	2025	2024	2023

Non-GAAP Return on Common Equity	15%	16%	12%

Non-GAAP Tangible Return on Common Equity	21%	23%	17%

Total Shareholder Return	20%	56%	21%

Non-GAAP Pre-Tax Margin on Net Revenues	22%	20%	18%

Book Value Per Share	$34.71	$32.63	$30.41

Non-GAAP Compensation to Revenue Ratio	58%	58%	58%

Common share information in this Proxy Statement is adjusted for splits, including the three-for-two split on February 26, 2026. Non-GAAP Pre-Tax Margin on Net Revenues are adjusted to exclude a $180 million legal accrual described in our annual report.

Relative Performance of Common Stock

5-year relative performance of Common Stock, Peer Group, and S&P 500 Index:

Relative Performance	5-Year
	Growth	CAGR

Company Common Stock	171%	22%

Peer Group	81%	13%

S&P 500 Index	96%	14%

Figures for Common Stock, Peer Group and the S&P 500 Index each include reinvested dividends, consistent with Item 402(v) of Regulation S-K as reflected on page 56. The peer group reflected in the charts above is as described on page 38.

Proxy Statement for the 2026 Annual Meeting of Shareholders	26

Strategic Execution

Stifel continued in 2025 to execute on its strategy of building a premier wealth management and investment banking firm by means of organic growth and the integration of recent acquisitions. Each recent acquisition has fit Stifel’s differentiated value proposition of growth, scale and stability that blends many of the advantages, but avoids most of the weaknesses, of larger bulge bracket and smaller boutique firms. Historically, we have executed strategic opportunities and hired teams with new business capabilities only when accretive.

Strategic Opportunity Evaluation

Accretive to our Shareholders	Accretive to our Associates	Accretive to our Clients	Accretive to our Partners

To our shareholders, through expected revenue and EPS growth in a reasonable timeframe.	To our associates, through additional capabilities and new geographies.	To our clients, through greater relevance and expanded product offerings.	To our new partners, through the stability of Stifel’s size and scale, coupled with a significant retention of their own ability to direct their own businesses.

Our Board and the Committee understand that Stifel executes on strategic opportunities to maximize retention and tax benefits. The result is non-GAAP charges to earnings, as opposed to an increase of goodwill on our balance sheet. All of those elements of our acquisition strategy result in tangible benefits to Stifel. Conversely, we do not structure our acquisitions to improve GAAP treatment in the absence of other, compelling tangible benefits. This strategy for executing acquisitions is the most important reason we describe both GAAP and non-GAAP results: the non-GAAP results illuminate how we structure and view our strategic acquisitions.

Stifel’s acquisitions are a catalyst for organic growth. Consistent with our approach to a balanced business model, acquisitions and organic expansion of our existing businesses are roughly equal sources of our growth since 2005.

Strengthening Controls and our Culture

We are a Company that has grown tremendously over recent years and anticipate continued growth through the coming years. We believe that a strong and sustainable control environment is integral to achieve this end. We have also committed the effort and resources to build a platform for growth by continually enhancing our risk and control practices.

▶

Ongoing Risk Management. In 2025, Stifel continued to manage its balance sheet, capital, liquidity and overall risk conservatively. The Board’s Risk Management Committee oversees major risk exposures, including market, credit, capital and liquidity, operational, regulatory, strategic and reputational risks. Our Enterprise Risk Management program and other members of the Company’s management have prepared a series of risk appetite statements that articulate our overall risk culture. The Board’s Risk Committee reviews and approves risk appetite statements at least annually and receives at least quarterly updates on the Company’s adherence to them. The Board’s Risk Committee also receives quarterly risk assessments that identify, measure, and monitor existing and emerging risks, in addition to any changes to internal controls. In addition, the Board’s Risk Committee reviews the potential effect of significant matters and decisions on the Company’s reputation.

▶

Cybersecurity. The Company, including its Board and senior management, devote significant time and resources to dynamic and growing cybersecurity defense. The Risk Management Committee of the board devotes two full meetings each year to cybersecurity, and considers cybersecurity in its other meetings as appropriate. The Company’s cybersecurity architecture and layered technologies are carefully considered. Security personnel provide ongoing threat monitoring and work across technology disciplines to monitor cyber threats. The Company’s team of security architects guides and coordinates internal and external protections. Other teams focus on assurance and continually monitor and test effectiveness. Management and the Board oversee these and other measures both directly and through the Risk Management Committee.

▶

Investing in our infrastructure. We have continued to build out the infrastructure that enables us to continue to execute on our growth strategies, by bolstering our risk management, compliance, and internal audit functions, and ensuring that we fully comply with new and existing regulatory requirements. For example, we have made significant additions to our staff who stress

Proxy Statement for the 2026 Annual Meeting of Shareholders	27

test risk exposures and monitor compliance with rules and regulations. We have also significantly augmented the tools available to this staff. Likewise, we developed a number of new oversight capabilities to carefully manage risk in select Private Client Group business areas. Additionally, in the Technology and Operations areas we developed a number of new cross team communication capabilities as well as enhanced system monitoring tools and procedures. And in the Technology and Operations areas we continue to invest in personnel and technology systems that enhance firm-wide communication by providing project transparency and ongoing system monitoring. In addition, our internal audit team performed scores of internal audits in 2025.

▶

Investing in Process Improvements and Controls. We continued to enhance our overall control environment by implementing new capabilities, policies and procedures that ensure effective management of our systems. A new set of internal committees and task forces have been formed to evaluate areas for improvement across the operational platform on an ongoing basis. Similarly, a number of procedures have been implemented to periodically review existing business controls in addition to the implementation of new controls. Management supports the necessary investments required to continuously improve the Company’s systems and controls.

▶

Building on our strong relationships with regulators. Stifel recognizes the critical importance to the safety and soundness of our company, and the value to our growth strategy, of building on the strong relationships we maintain with our regulators. Our history of growth in the heavily-regulated financial services industry, both organically and through acquisitions, is evidence of this commitment.

Enhancing Client Experience to Deliver Sustained Performance

Stifel has invested significantly to enhance its wealth management platform through improved client reporting and digital access capabilities, as well as enhanced client reporting and financial and estate planning. These investments help our financial advisors provide transparency and deliver solutions to clients that are tailored to their particular needs. Likewise, through prudence, training and relationship building, we are bringing lending solutions to clients seeking liquidity.

In 2025 the Company extended its work on improved client access systems and mobile access tool-sets. These investments are being made to enhance the client experience, further strengthen security, and deliver new functionality to clients.

Investment in our People

The value of our franchise and brand depends on the quality and effectiveness of our team, and on our ability to continue to attract and develop the best people. Our Board regularly reviews our human capital practices to ensure that compensation, benefits, working conditions and culture are aligned to foster every associate’s success and growth at Stifel.

Fostering an ownership mindset in our people has been an essential part of our more than two decades of growth and success. Extending opportunities and ownership is one way the Company fosters a One Firm culture. We strive to enable each associate to think long-term, care about the Company like an owner, and grow individually.

▶

Development and Growth. By listening to our associates, including those who have joined us through acquisitions, Stifel integrates best practices and strengthens the Company. Many parts of our business have formal cross-training and continued education programs. Our management development programs identify and prepare leaders at Stifel for wider responsibility. In 2025, we provided new resources to managers to reinforce their leadership and ability to develop their teams.

▶

Succession Planning. The Board engages in succession planning in its executive sessions. In addition, many of our larger departments have developed management succession processes that identify employees with high potential and prepare them to lead our future.

▶

Welcoming Environment. We are dedicated to cultivating a welcoming environment at Stifel. In our related report, available on our website, we describe the broad range of actions taken and efforts underway throughout Stifel to improve ourselves as a place for every associate to work and as a resource to every part of the many communities we serve.

Proxy Statement for the 2026 Annual Meeting of Shareholders	28

EXECUTIVE COMPENSATION DETERMINATIONS FOR 2025

The Committee seeks to utilize a balanced mix of compensation elements to achieve its goals, with total compensation for our executive officers heavily weighted towards “At-Risk” elements that reward performance, encourage retention, or both. By emphasizing At-Risk compensation elements, particularly with respect to our CEO for 2025 , the Committee maintains close alignment of executive compensation to shareholder outcomes. We describe our Key Executive Compensation Program Elements in detail beginning on page 39.

Realized	At-Risk

“Realized” compensation is paid either during or on account of the year, without being subject to further conditions, and is of fixed realizable value and ordinarily available to the executive officer.

“At-Risk” compensation, by contrast, is delayed and/or subject to future conditions, including potential clawbacks. An executive officer risks losing it on account of these conditions not being met.

Alignment of CEO Compensation with Key Performance Measures

5-Year Relative Stifel Performance and CEO Compensation

2025 Performance and Compensation Determinations

In determining Mr. Kruszewski’s variable compensation for 2025, the Committee specifically noted:

▶	Mr. Kruszewski led the firm through rapidly changing market conditions with stability and significant growth.

▶

It is appropriate to lead with At-Risk forms of compensation as incremental compensation is awarded. Approximately half or more of incremental CEO compensation since 2016 has been At-Risk. 49% of CEO compensation for 2025 was At-Risk.

▶	The CEO’s annual compensation reflected a consistent application of the Committee’s compensation philosophy with respect to CEO compensation in terms of the following three principles:

▶

The total amount of annual CEO compensation has closely tracked historical Stifel performance, as measured by the three primary performance goals established by the Committee: non-GAAP net revenue, non-GAAP pre-tax net income and non-GAAP diluted EPS, emphasizing non-GAAP pre-tax net income and non-GAAP diluted EPS. See “Use of Non-GAAP Measures” on page 46 for a description of how and why these measures differ from GAAP measures.

▶

The ultimately realized value of CEO compensation is closely tied to future Stifel performance, as measured by the performance of common stock, in the case of RSUs, PRSUs and LTRSUs, and as measured by the performance of common stock, our total shareholder return relative to the total shareholder return of a peer group of firms, non-GAAP diluted EPS and non-GAAP return on common equity, in the case of PRSUs.

▶	The ongoing powerful and direct alignment of the CEO with the interests of all shareholders through the CEO’s existing share ownership, which is significant.

Proxy Statement for the 2026 Annual Meeting of Shareholders	29

2025 COMPENSATION DETERMINATIONS FOR CURRENT NAMED EXECUTIVE OFFICERS

Name	Year	Fixed Compensation		Annual Incentive Compensation			Subtotal At-Risk	Total Compen- sation(2)
		Base Salary		Cash Bonus	RSUs, RSAs, Debentures and Restricted Cash(1)	PRSUs

Ronald J. Kruszewski	2025	0.20		8.90	2.90	6.00	8.90	18.00
	2024	0.20		5.92	4.44	4.44	8.88	15.00
	2023	0.20		2.26	4.52	4.52	9.04	11.50

James M. Zemlyak	2025	0.30		5.82	1.88	2.00	3.88	10.00
	2024	0.30		4.10	2.35	2.05	4.40	8.80
	2023	0.30		2.60	1.95	1.95	3.90	6.80

Thomas B. Michaud	2025	0.30		6.09	1.31	1.31	2.61	9.00
	2024	0.30		1.85	2.02	0.83	2.85	5.00
	2023	0.30		0.54	1.49	0.68	2.16	3.00

C. Brad Raymond(3)	2025	0.30		2.82	0.94	0.94	1.88	5.00

James M. Marischen	2025	0.30		2.58	0.72	1.00	1.72	4.60
	2024	0.30		1.80	0.99	0.81	1.80	3.90
	2023	0.30		1.15	0.87	0.68	1.55	3.00

	Year	Realized Compensation			At-Risk Compensation
		Amount	% of Total	Year- over-Year % Change	Amount	% of Total	Year-over- Year % Change

Ronald J. Kruszewski	2025	9.10	51%	49%	8.90	49%	>1%
	2024	6.12	41%	149%	8.88	59%	–2%
	2023	2.46	21%	12%	9.04	79%	–25%

James M. Zemlyak	2025	6.12	61%	39%	3.88	39%	–12%
	2024	4.40	50%	52%	4.40	50%	13%
	2023	2.90	43%	28%	3.90	57%	–37%

Thomas B. Michaud	2025	6.39	71%	197%	2.61	29%	–8%
	2024	2.15	43%	156%	2.85	57%	32%
	2023	0.84	28%	–68%	2.16	72%	–17%

C. Brad Raymond(3)	2025	3.12	62%	n/a	1.88	38%	n/a

James M. Marischen	2025	2.88	63%	37%	1.72	37%	–4%
	2024	2.10	54%	45%	1.80	46%	16%
	2023	1.45	48%	–3%	1.55	52%	3%
(1)	Excludes LTRSUs, described on page 43.
(2)

All amounts except percentages in table are dollars, rounded to the nearest $10,000; all percentages are rounded to the nearest whole percent. For differences between this table and the Summary Compensation Table, see page 46, Summary Compensation Table Treatment of Timing of Compensation.

(3)	Mr. Raymond first became a named executive officer in 2025. For information regarding Mr. Nesi, who retired in 2025, see page 50.

Proxy Statement for the 2026 Annual Meeting of Shareholders	30

Ronald J. Kruszewski Chairman and CEO

Ronald J. Kruszewski is Chairman of the Board and Chief Executive Officer of Stifel Financial Corp. and Stifel, Nicolaus & Company, Incorporated. He joined the Company as Chief Executive Officer in September 1997. Mr. Kruszewski is Chair of the Board of Directors of SIFMA (Securities Industry and Financial Markets Association) and has served as Chair of the ASA (American Securities Association) and on the Federal Advisory Council of the St. Louis Federal Reserve Board of Directors.

Compensation Mix (excludes LTRSUs, described on page 43)

 2025 Performance Highlights

Financial	Strategic Achievements

✓

Record net revenues of over $5.5 billion

✓

Record revenue for Global Wealth Management and Institutional Group revenue up 26% year-on-year

✓

Tangible book value per common share up 7% year-on-year

✓

Increased common shares dividend by 11% beginning in the first quarter of 2026

✓

Record asset management revenues

✓

Strong recruitment of financial advisors, building on the strength of Global Wealth Management

✓

Continued to build Stifel Bank

✓

Completed acquisition of Bryan Garnier, bolstering the Institutional Group’s investment banking capabilities on both sides of the Atlantic

Leadership	Risk Management

✓ Focus on capital adequacy and risk-adjusted returns ✓ Led response to changing regulatory environment and increased geopolitical risks	✓ Disciplined management of compensation ratio ✓ Stable, conservative management of capital assets in challenging operating environment

Proxy Statement for the 2026 Annual Meeting of Shareholders	31

James M. Zemlyak, President and Head of Global Wealth Management

James M. Zemlyak was named Co-President in June 2014 and became President in 2025. Mr. Zemlyak served as Chief Financial Officer of Stifel Financial Corp. from February 1999 through August 2018 and was Treasurer of Stifel Financial Corp. from February 1999 to January 2012. Mr. Zemlyak has been Chief Operating Officer of Stifel, Nicolaus & Company, Incorporated since August 2002 and Executive Vice President since December 2005. In addition, he served as Chief Financial Officer of Stifel, Nicolaus & Company, Incorporated from February 1999 to October 2006.

2025 Performance Highlights

✓

Record net revenues

✓

Strong recruiting pipeline

✓

Continued to build Stifel Bank

✓

Controlled compensation and non-compensation operating expenses despite revenue growth through expense discipline

Compensation Mix (excludes LTRSUs, described on page 43)

Thomas B. Michaud, Senior Vice President,

President and CEO of Keefe, Bruyette & Woods,
Global Co-Head of Institutional Equities and Advisory

Thomas B. Michaud began his career at KBW in 1986. He was named President and CEO in 2011, having served as Vice Chairman and COO of the Holding Company since 2001 and President of the main subsidiary since 2006. He oversees the KBW’s businesses across the US and Europe. Under Tom’s leadership, KBW has established itself as one of the leading investment banks serving the financial services industry. Tom maintains strong relationships with industry executives, policymaker, and institutional investors and has played a key role in many of the firm’s largest transactions. In 2025, Tom was appointed Co-Head of Stifel’s Institutional Equities and Advisory businesses and also serves as Senior Vice President of the Company.

2025 Performance Highlights

✓

Guided KBW to record high revenue in both Equities and Advisory

✓

Steered KBW to new high watermark in bank M&A market share, which is now twice that of any competitor, and advised on 7 of the top 10 mergers

✓

Personally led or co-led several industry leading and record firm assignments

✓

Co-led multiple initiatives across Stifel’s Equities and Advisory practice to improve operating performance and instill excellence

Compensation Mix (excludes LTRSUs, described on page 43)

Proxy Statement for the 2026 Annual Meeting of Shareholders	32

C. Brad Raymond, Global Co-Head of Institutional Equities and Advisory

Brad Raymond has served as Global Co-Head of Global Institutional Equities & Advisory since mid-2025. He joined Stifel in 2010 following the acquisition of Thomas Weisel Partners. Brad has over 20 years of technology investment banking experience. He joined Thomas Weisel Partners in 2004 and was elevated to Co-Head of Investment Banking in 2007. Brad received an MBA from the Haas School of Business at the University of California at Berkeley and a B.A. from Harvard University. Brad serves on the Board of PowHerful Foundation and is a Trustee for the Westminster School.

2025 Performance Highlights

✓

Successfully recruited more than 13 senior investment banking and research professionals across key areas of growth

✓

Oversaw sustained Investment Banking revenue growth including the firm’s largest IPO fee ever while navigating challenging macro-economic shocks to the market,

✓

Spearheaded the Institutional Group’s AI strategy

Compensation Mix (excludes LTRSUs, described on page 43)

James M. Marischen, Chief Financial Officer

James M. Marischen was named Chief Financial Officer of Stifel Financial Corp. in August 2018. He has served as the Company’s Chief Risk Officer since 2015. From 2015 to 2018, he served as the Company’s Chief Accounting Officer. In these roles, his responsibilities include oversight of corporate accounting, financial analysis and planning, tax, treasury, and enterprise risk management. Mr. Marischen joined Stifel in 2008, serving as Chief Financial Officer and Executive Vice President of Stifel Bank & Trust from 2008 to 2015. Prior to joining Stifel, Mr. Marischen worked in public accounting at KPMG LLP. Mr. Marischen earned a Bachelor of Science in Accounting and a Master of Accountancy from Truman State University.

2025 Performance Highlights

✓

Supported the Company in achieving record net revenues

✓

Focus on expense discipline contributed to favorable pre-tax margins

✓

Oversight of capital and liquidity management, including a substantial increase in the common dividend

✓

Management and oversight of finance and enterprise risk management

Compensation Mix (excludes LTRSUs, described on page 43)

Proxy Statement for the 2026 Annual Meeting of Shareholders	33

2025 COMPENSATION DETERMINATIONS FOR RETIRED NAMED EXECUTIVE OFFICER

Mr. Victor J. Nesi retired as Co-President and Head of the Institutional Group on July 1, 2025, and was subsequently appointed as a non-employee member of our Board of Directors in light of his ability to provide relevant counsel and oversight to the Company. As a board member, Mr. Nesi did not receive any compensation in 2025. Mr. Nesi’s employee compensation for 2025 reflects a partial year of service during which the Institutional Group he led performed exceptionally well. The Company did not enter into a separation agreement with Mr. Nesi in connection with his retirement. Mr. Nesi’s unvested long-term incentive awards did not become vested in connection with his retirement, and his vested awards remain outstanding in accord with the terms and conditions of the applicable award agreement and the 2001 Incentive Stock Plan (2011 or 2018 Restatement, as applicable). The descriptions below indicate the compensation determinations with respect to Mr. Nesi for 2025, 2024 and 2023.

All amounts except percentages below are expressed in millions of dollars, rounded to the nearest $10,000; all percentages are rounded to the nearest whole percent. For differences between the description below and the Summary Compensation Table, see page 46, Summary Compensation Table Treatment of Timing of Compensation.

For 2025, during which Mr. Nesi retired mid-year, he received: a base salary of 0.15 (reflecting Mr. Nesi’s partial year of service); a cash bonus of 5.85; no RSUs, RSAs, Debentures and Restricted Cash; no PRSUs; and no LTRSUs; resulting in no subtotal at risk and total compensation of 6.00. Expressed as realized compensation related to at-risk compensation, this is: 6.00 of realized compensation (100% of total compensation and a 176% change over the prior year’s realized compensation); and no at-risk compensation (0% of total compensation and a –100% change over the prior year’s at-risk compensation.) Components of 2025 compensation for Mr. Nesi, expressed as percentages of total compensation were: 3% of salary and 97% of cash bonus.

For 2024, Mr. Nesi received: a base salary of 0.30; a cash bonus of 3.10; 1.55 in RSUs, RSAs, Debentures and Restricted Cash; 1.55 in PRSUs; and no LTRSUs; resulting in a subtotal at risk of 3.10 and total compensation of 6.00. Expressed as realized compensation related to at-risk compensation, this is: 3.40 of realized compensation (52% of total compensation and a 174% change over the prior year’s realized compensation); and 3.10 of at-risk compensation (48% of total compensation and a –18% change over the prior year’s at-risk compensation.)

For 2023, Mr. Nesi received: a base salary of 0.30; a cash bonus of 0.94; 1.88 in RSUs, RSAs, Debentures and Restricted Cash; 1.88 in PRSUs; and no LTRSUs; resulting in a subtotal at risk of 3.76 and total compensation of 5.00. Expressed as realized compensation related to at-risk compensation, this is: 1.24 of realized compensation (25% of total compensation and a –46% change over the prior year’s realized compensation); and 3.76 of at-risk compensation (75% of total compensation and a –44% change over the prior year’s at-risk compensation.)

Proxy Statement for the 2026 Annual Meeting of Shareholders	34

KEY PAY PRACTICES

Our Committee considers the design of our executive compensation program to be integral to furthering our Compensation Principles, including paying for performance and effective risk management. The following chart summarizes certain of our key pay practices.

What We Do and Don’t Do

✓

Emphasize annual incentive compensation tied to Company and individual performance

✓

Encourage stock ownership by deferring a portion of annual compensation in the form of RSUs and PRSUs and award long-term incentives with multi-year vesting periods of typically five years

✓

Maintain stock ownership guidelines; currently, all executives exceed these guidelines

✓

Focus executive officers on our long-term performance with the award of PRSUs based in significant part on ROCE performance

✓

Utilize a formal process and incentive framework to set executive officer compensation

✓

“Double trigger” on equity awards

✓

Retain an independent compensation consultant

✓

Conduct annual risk review

✓

Engage with shareholders

X   No excise tax “gross-ups”

X   No special CIC severance

X   No employment agreements

X   No SERPs

X   No hedging, short selling, or use of derivatives

X   Pledging by insiders requires Committee approval

X   No excessive perquisites

X   No repricing of options without shareholder approval

X   No option timing or pricing manipulation

COMMITTEE COMMITMENTS AND PRINCIPLES

During 2025, the Committee maintained its process for setting goals, evaluating performance and making pay decisions, building on its significant improvements in recent years. The review and articulation of our pay purposes, commitments and process is in direct response to comments and other input from our shareholders that have asked us to provide greater transparency by describing in more detail the quantitative and qualitative factors and the evaluation process used to determine awards. Our executive compensation practices are designed to advance Stifel’s goal of being a leading wealth management and investment banking company that is entrepreneurial and appropriately manages risk. We grow and take advantage of opportunities, whether they present themselves as organic growth prospects, as talent to attract or as businesses to acquire. To this end, our executive compensation program emphasizes annual incentive compensation that aligns our executives’ compensation to Stifel’s long-term performance. The Committee oversees this program. This overarching purpose of driving long-term value creation is supported by these commitments:

COMMITTEE COMMITMENTS

Transparency

▶	The Committee identifies the compensation principles that determine the compensation decision process and makes the specific decisions that result from that process.

Alignment

▶	The Committee determines the forms and proportions of compensation to align named executive officer compensation to Stifel’s long-term performance.

▶	The process by which the Committee makes its decisions includes consideration of the entire factual framework, including both:

▶	Quantitative factors, such as those used in the formula for realization of PRSUs and

▶	Qualitative factors such as stewardship and risk controls.

Proxy Statement for the 2026 Annual Meeting of Shareholders	35

Orderly Decision-Making

▶	The Committee’s annual decision-making process is structured to yield orderly, timely, individual compensation decisions.

▶	The Committee requires a full, enumerated factual basis satisfactory to its members to be put before it prior to making its annual compensation decisions.

▶

The Committee consults with an outside compensation consultant to provide market data in connection with its compensation determinations for our CEO and other named executive officers and for other guidance in the compensation decision-making process.

▶

The Committee obtains data on peer practices and uses such data as reference material to assist it in maintaining a general awareness of industry compensation standards and trends. The market data does not formulaically determine the Committee’s compensation decisions for any particular executive officer. The Committee does not target a particular percentile of the peer group with respect to total pay packages or any individual component of pay.

▶	The Committee disciplines its exercise of judgement by use of these facts, principles and process and framework, in order to set compensation in the best interest of the Company and its stakeholders.

Balancing Role Relevance with Cultural Cohesion

▶	The Committee sets the mix of forms of compensation to be relevant to the role of each executive. For example, a front-line financial professional is often paid primarily on revenue produced.

▶	By contrast, senior executives must also ensure conversion of revenues to net income, which the Committee takes into account for senior executive compensation.

▶	However, the Committee also strives to foster the cohesive culture that remains essential to Stifel’s success by constraining these role-prompted differences to those essential to maintain relevance.

▶	To the extent role differences do not compel compensation differences, the mix of forms of compensation should be kept similar across the organization.

Responsibility

▶	The Committee has ultimate responsibility for compensation decisions.

▶

The Committee does not avoid its responsibility, whether by excessive delegation or through simplistic weighting or excessively formulaic approaches, which can have unintended consequences, fail to capture vital non-quantitative factors, and lead to potential misalignment of interests between the Company and its executives.

▶	No single metric or formula can substitute for the Committee’s informed exercise of judgment.

▶

The Committee’s process for analyzing facts and making considered determinations, including its decision to continue using formula-based PRSUs as a component of compensation, has kept true to its responsibility to align executive pay with Company performance and foster long-term value creation, proper risk management and Company values.

Prudence

▶	The Committee expects Stifel’s executives to act prudently on behalf of shareholders and clients, regardless of day-to-day market conditions and other events.

▶

This expectation could be undermined by a strictly formulaic program, which could encourage executives to place excessive weight on achieving a narrow metric at the expense of other goals, and at the expense of balancing goals in tension.

▶

The Committee instead remains determined to set compensation informed both by quantifiable, formula-driven factors and by less quantifiable factors, such as risk management, disparities between absolute and relative performance levels and recognition of key individual achievements.

Proxy Statement for the 2026 Annual Meeting of Shareholders	36

BENEFITS OF DISCRETIONARY ELEMENTS WITHIN OUR COMPENSATION PROGRAM

▶

Our business is dynamic and requires us to respond rapidly to changes in our operating environment. A rigid, formulaic program based on metrics could hinder our ability to do so and could have unintended consequences.

▶

Our program is designed to encourage executives to act prudently on behalf of both shareholders and clients, regardless of prevailing market conditions. This goal could be compromised by a strictly formulaic program, which might incentivize executives to place undue focus on achieving specific metrics at the expense of others.

▶	Strictly formulaic compensation would not permit adjustments based on less quantifiable factors such as unexpected external events or individual performance.

▶

Equity-based awards comprise a significant portion of annual variable compensation for our named executive officers and are designed to ensure long-term alignment without the disadvantages of purely formulaic compensation.

COMMITTEE PRINCIPLES

Our executive compensation strategy is designed to advance Stifel’s goal of being a premier wealth management and investment banking company. Stifel is an entrepreneurial meritocracy that manages its risks conservatively. We take advantage of opportunities, whether they present themselves as organic growth prospects, as talent to attract or as businesses to acquire. Accordingly, the Committee’s executive compensation program emphasizes compensation that is aligned with our company’s performance.

Pay for Performance	Focus on Long-Term Shareholder Interests	Pay to Retain and Attract Talent	Maintain Compensation Governance

▶

A substantial majority of named executive officer pay is based on performance and delivered through cash and equity vehicles tied to annual or multiple-year future performance or retention that align our interests with the interests of our shareholders

▶

CEO pay reflects Company performance

▶

Our program encourages share ownership and includes performance measures that enhance long-term shareholder value

▶

Since 1997, a significant portion of named executive officer pay is deferred or conditioned on retention and, along with our stock ownership guidelines, has led to significant share ownership

▶

Financial services is a highly competitive industry; we work to configure and size pay prudently to attract and retain top talent

▶

The Committee reviews pay among competitors, but does not target a specific percentile when approving compensation for named executive officers

▶

The Committee is composed of 3 independent directors and met regularly in 2025

▶

The Committee utilizes the services of an independent compensation consultant

▶

Independent consultant gathers competitive information on pay and performance so that the Committee is aware of current market developments and practices

▶

The Committee monitors and assesses named executive officer performance in making year-end pay decisions

▶

In evaluating our executive compensation program, the Committee annually considers shareholder advisory vote and feedback from its meetings with shareholders

Proxy Statement for the 2026 Annual Meeting of Shareholders	37

Balancing Short- and Long-Term Incentives with “Realized” and “At-Risk” Compensation

The Committee recognizes the importance of striking a balance between long-term incentives linked to shareholder returns and retention and short-term incentives linked to the annual performance of the Company. The Committee considers such factors as the level of cash base salary, annual incentive compensation, long-term incentive compensation, and the overall equity ownership of the Company’s CEO and other named executive officers. On balance, the Committee strives to emphasize long-term incentives linked to shareholder returns and retention while recognizing the importance of annual performance compensation. In doing so, the Committee assesses each component of compensation as to its emphasis on short-term versus long-term incentives. However, the Committee does not target any specific mix of short- and long-term incentives over the course of years. In addition, when assessing the incentive of various components of compensation, the Committee considers whether the compensation is “Realized” (meaning that it is not forfeitable) or “At-Risk” (meaning that it is potentially forfeitable because it is subject to time- or performance-based vesting).

The Importance of Stock Ownership

The Committee considers the overall level of equity ownership maintained by an executive officer as an important indicator of the alignment of that individual with shareholders. The Committee understands the importance to shareholders of share value and total stock returns and, therefore, takes into consideration the stock ownership of the CEO and the other named executive officers when determining the compensation system. More generally, the Committee views share ownership and participation in share value as an important factor that, even before compensation decisions for a particular year are made, aligns the senior management with shareholders.

We maintain stock ownership guidelines for our officers. The Committee also takes note of our officers’ high level of stock ownership relative to these guidelines. For our CEO, these guidelines set a target stock ownership level of at least 10 times his cash base salary. Mr. Kruszewski’s stock ownership greatly exceeds that target. For our other named executive officers, these guidelines set a target ownership level of at least 7 times cash base salary. For each of our other named executive officers, stock ownership greatly exceeds that target.

Independent Compensation Committee Consultant and Identification of Peer Group

In 2025, the Committee continued to retain Compensation Advisory Partners LLC (CAP) as the Committee’s independent Compensation Consultant. CAP reports directly to the Committee, attends Committee meetings, and provides executive compensation related services. These services include reviewing this compensation discussion and analysis, advising on compensation program design such as restricted cash, PRSUs and peer company selection, providing market data on executive compensation trends and named executive officer compensation levels, and assisting the Committee with evaluation of pay-for-performance alignment.

For 2025, the Committee considered the conflicts-of-interest related considerations for retention of a compensation consultant set out in the NYSE’s listing standards, and determined that no such conflict of interest exists with respect to CAP.

CAP identifies and the Committee adopts a single “peer group” as a reference group for the Committee’s review of compensation levels and market practices. Our peer group is composed of companies operating in the investment banking, brokerage and asset management businesses that are of similar size, by revenue, assets, income, market cap and total shareholder return.

Peer Group
Affiliated Managers Group Inc. Ameriprise Financial, Inc. Evercore Inc. Franklin Resources, Inc. Houlihan Lokey, Inc.	Invesco Ltd. Jefferies Financial Group Inc. Lazard Ltd. LPL Financial Holdings Inc. Moelis & Company	Northern Trust Corp. Piper Sandler Companies Raymond James Financial, Inc. T. Rowe Price Group, Inc.

Proxy Statement for the 2026 Annual Meeting of Shareholders	38

KEY EXECUTIVE COMPENSATION PROGRAM ELEMENTS

The Committee seeks to utilize a balanced mix of compensation elements to achieve its goals, with total compensation for our executive officers heavily weighted towards variable elements that reward performance. The following table describes each component of our executive compensation program, how it is determined, and the purpose or purposes we believe it accomplishes. “Realized” compensation is paid (or vests) to the executive officer either during or on account of the year and is of fixed realizable value and ordinarily available to the executive officer. “At-Risk” compensation, by contrast, is delayed and subject to future conditions. An executive officer risks losing this compensation on account of these conditions not being met.

Fixed Compensation & Benefits

Base Salary, Cash	Retirement Plans	Other Benefits

Provides a base level of fixed pay. Consistent with our compensation principles, Stifel maintains modest salary levels and provides most of its compensation in the form of variable incentive compensation.

Cash base salary for our executive officers has not materially increased in recent years.

401(k) facilitates tax-advantaged retirement savings

Named executive officers participate in the same retirement plans available to employees generally.

Profit sharing plan with a match of up to $1,000.

Maintains alignment between named executive officers and other employees by limiting additional perquisites.

Benefits provided to named executive officers are generally in line with those available to other employees.

Limited executive officer perquisites.

Annual Variable Compensation

Cash Bonus	Debentures and Restricted Cash	RSUs and RSAs	PRSUs

Provides a competitive annual incentive. Aligns executive with shareholder interests in annual performance.	Aligns executive with shareholder interests in annual performance. Encourages retention by vesting over 5 years.

Aligns executive with shareholder interests in both annual performance and subsequent share value growth.

RSUs encourage retention by vesting over 5 years. RSAs encourage retention by becoming unrestricted over 5 years, generally on equivalent terms to RSUs.

Aligns executive with shareholder interests in both annual performance and share value growth.

Encourages retention by vesting over 5 years.

Value depends on achievement of objective, multi-year goals.

Performance based: directly tied to achievement of specific goals over a 4-year period.

▶

Varies annually based on Company and individual performance.

▶

Structured to better align total pay with overall Company performance.

▶

Tied to incentive framework, which includes key corporate, strategic and individual performance indications.

▶

Decisions also based on individual goals and performance of business segment.

▶

LTRSUs, which the Committee does not consider a routine part of annual variable compensation, are described on page 43.

Proxy Statement for the 2026 Annual Meeting of Shareholders	39

THE COMMITTEE’S PERSPECTIVE ON THE COMPENSATION ELEMENTS

The following section describes the Committee’s views on how each element of compensation fits within the Committee’s perspective on short-term versus long-term incentives and within the Committee’s framework of “Realized” versus “At-risk” compensation.

Base Salary, Cash

The Committee views cash base salary as a short-term incentive and a component of “Realized” annual compensation. As such, we pay relatively low levels of cash base salary compared to the market due to our variable pay-for-performance philosophy. The Committee does not emphasize cash base salary; cash base salary for our executive officers has not materially increased in recent years. The cash base salary for our CEO has not increased since he joined Stifel as Chief Executive Officer in 1997.

Annual Incentive Compensation

The Committee has established an annual incentive compensation program for the named executive officers that provides a significant portion of the total annual compensation paid to each of the named executive officers. The objective of the annual incentive compensation portion of the executive compensation program is to provide cash and deferred compensation (PRSUs, RSUs, debentures and restricted cash), each component of which is variable and awarded based on the Committee’s assessments and discretion, using the process and framework described below, and in view of, first, the financial performance of our company and the business units in which the executive officer serves and, second, a qualitative evaluation of the individual executive officer’s performance for the year. No specific target levels of performance are set by the Committee to determine the annual incentive compensation of our named executive officers. Instead, the Committee determines the amount of each named executive officer’s annual incentive compensation based on the Committee’s subjective assessment of the Company (and in some cases, a particular business unit’s) performance relative to the qualitative and quantitative performance indicators used by the Committee to evaluate performance.

Components of Annual Incentive Compensation

Cash	Time-based deferred compensation	Performance-based deferred compensation

Cash, which the Committee views as a short-term incentive and a component of Realized annual compensation.	Time-based deferred compensation, which the Committee views as a long-term incentive and a component of At-Risk annual compensation. Generally, such compensation has been a combination of restricted stock units, debentures and restricted cash.	Performance-based deferred compensation, which the Committee views as a long-term incentive and a component of At-Risk annual compensation. Generally, performance-based deferred compensation has been in the form of PRSUs.

Collectively, the above three compensation elements comprise Annual Incentive Compensation, which is the most important part of compensation determined by the Committee each year. In making that annual determination, the Committee has developed a facts-based, performance-focused framework by which it assesses named executive officer performance and sets compensation against clearly stated and measured Company and business goals.

For 2025, these objectives include the quantitative and qualitative criteria identified in the table on page 23 in the section “Incentive Assessment Framework Results”, which reflect financial performance, operating performance and strategic achievements. These criteria were informed by the Committee’s review of overall progress for the Company periodically during the past year. The Committee made its final determinations at year-end when information for each factor was available. Individual performance for each named executive officer was also reviewed in this context of overall performance.

Primary performance goals – achievement of revenue, pre-tax income, and EPS goals – are generally more heavily weighted in the Committee’s decisions. Taking into consideration all factors, the Committee then evaluated each major category – primary, other considerations, strategic – and assigned an overall evaluation to Company performance in making final awards. The Committee understands the importance to shareholders of total stock returns and, therefore, takes into consideration the stock ownership of the CEO

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and the other named executive officers when determining the compensation system because the Committee views share ownership as an important factor that already aligns the senior management with shareholders. The Committee has also made total shareholder returns a significant part of the formula that determines PRSUs earned.

Benefits

The Committee provides executives with only limited perquisites and other personal benefits. The Committee periodically reviews the dollar amount of perquisites provided and may make adjustments as it deems necessary. Other benefits, including retirement plans and health and welfare plans, are made available to the CEO and other named executive officers on the same basis as they are made available to other employees.

PAY STRUCTURE AND RISK MITIGATION

Named Executive Officer Compensation is linked to risk management and other controls.

Our emphasis on deferred compensation links named executive officer pay directly to share price and shareholder value over time.	Our PRSUs link named executive officer compensation to specific, objective performance metrics.	We evaluate each named executive officer’s contribution to Company risk control in setting annual pay.	We maintain control over pay through ownership requirements, anti-hedging rules and double triggers.

Performance-Based Restricted Stock Units, PRSUs

Performance-based Restricted Stock Units (PRSUs), the Company’s metrics-based equity vehicle, have in recent years been awarded annually. PRSUs are earned over a four-year performance period based on achieving pre-determined performance objectives. Any resulting shares for PRSUs granted as part of 2025 compensation will be delivered in early 2030 for 80% of the earned award, and in early 2031 for the remaining 20% of the earned award. Similar to ordinary RSUs, PRSUs are granted based on the share price at grant date.

For the 2026-2029 performance cycle used for the 2026 awards of PRSUs as part of our named executive officers’ 2025 compensation, the Committee selected the following performance criteria for all executive officers:

▶	Total Shareholder Return, Relative to Peers’ total shareholder returns (Relative TSR)

▶	Non-GAAP Diluted EPS and

▶	Non-GAAP Return on Common Equity.

For additional discussion on non-GAAP measures, see the discussion of “Use of Non-GAAP Measures” on page 46. The Committee uses non-GAAP results as described in that discussion because the Committee intends PRSUs to measure relative performance over time and the Committee concluded non-GAAP results are the better relative measure. To illustrate, if the baseline performance for a PRSU were a GAAP measure, in the absence of future acquisitions, that measure would likely show improvement over time based simply on the merger related charges of previous acquisitions rolling off. Accordingly, the Committee determined that these non-GAAP measures were a more appropriate measurement tool for measuring relative improvement of the underlying business results and, more specifically, the Committee determined that the above criteria would best align management incentives with long-term shareholder objectives and in accordance with how the market assesses long-term performance of similar financial service firms. The Committee further determined that the use of multiple metrics would reinforce those objectives and discourage excessive focus on any single metric to the detriment of long-term shareholder objectives, long-term performance of the Company or achievement of the Company’s stated objectives.

The Non-GAAP performance criteria are equally weighted. These measures will be fixed, for purposes of calculating any PRSU awards, for the duration of the performance period, except to neutralize the effect of intervening changes in accounting or other applicable rules and subject to the Committee’s final authority to confirm the appropriate calculation of any of the non-GAAP measures for purposes of determining any PRSU award received. The final performance criterion, Relative TSR, represents the positive or negative difference between the Company’s TSR and the average TSR of its peer group, as described on page 38, between the end of calendar year 2026 and the end of calendar year 2029.

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For each criterion, there is a “Target”. Associated with each Target are a lower “Threshold” and a higher “Maximum”, noted below. Relative TSR is measured once directly. Performance under each other criterion is evaluated by constructing the arithmetic average of four years of the relevant annual performance results (the “realized performance”). For each year for these other criteria, the result is taken over (measured from beginning to end of) the calendar year. The realized performance is then compared to the Threshold, Target and Maximum associated with that criterion and scored as follows:

▶	Realized performance equal to or below the Threshold is scored as 1⁄3 (except Relative TSR, scored as 4⁄5).

▶	Realized performance between the Target and the Threshold is interpolated on a straight line basis between the Target score and the Threshold score.

▶	Realized performance equal to the Target is scored as 1.

▶	Realized performance between the Target and the Maximum is interpolated on a straight line basis between the Target score and the Maximum score.

▶	Realized performance equal to or above the Maximum is scored as 1 2⁄3 (except Relative TSR, scored as 1 1⁄5).

The Non-GAAP measured scores for the criteria for each executive officer are averaged, with equal weighting, to produce a single, preliminary score, which is then multiplied by the Relative TSR score. This final score, when expressed as a percentage determines the final award where “1” corresponds to 100% of the target award and higher or lower factors increase or decrease the award. The maximum award is 200% of the target.

This description of PRSU calculations is a summary. PRSU results are determined in accordance with Stifel’s policy governing calculation of Non-GAAP measures, and are reviewed by the Committee on a quarterly basis.

PRSU Performance Measures and Scoring for 2026 grants in respect of 2025:

Measures	Threshold	Target	Maximum

Relative Total Shareholder Return (TSR)	80% of Peer TSR	100% of Peer TSR	120% of Peer TSR

4-Year Average Annual Non-GAAP Diluted Earnings per Share (EPS)	$3.04	$4.35	$5.65

4-Year Average Annual Non-GAAP Return on Common Equity (ROCE)	11%	13%	15%

The EPS measure above reflects the three-for-two common share split in February of 2026. In designing the PRSUs the Committee is not setting a limit to the goals for which PRSU recipients should reach when it uses the word “Target”, which instead expresses the base case and simplifies understanding of the midpoint award.

2025 PRSU Awards:

Named Executive Officer	PRSU Award ($ millions)	PRSUs Awarded

Ronald J. Kruszewski	6.00	81,026

James M. Zemlyak	2.00	27,009

Thomas B. Michaud	1.31	17,623

C. Brad Raymond	0.94	12,694

James M. Marischen	1.00	13,504

Amounts are based on a reference share price of $74.05. Dollars rounded to the nearest $10,000.

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PRSUs vest ratably over 5 years on an annual basis, but are not calculated or delivered until the 4th year, when 80% of total earned shares, if any, are delivered, with the remaining 20% delivered after 5 years, in each case measuring from the initial grant date. This vesting thus results in no value to the executive officer except through the described calculation and delivery that occurs in the fourth and fifth year.

THE BOARD’S RETENTIVE LONG-TERM RSU GRANTS FOR 2025

As part of current named executive officers’ compensation for 2025, the Board in early 2026 granted special long-term retention RSU grants (LTRSUs). These grants vest ratably over ten years, and were awarded to further the Board’s determination that retention of key senior executive officers is important to the Company’s continuing success in the coming years. Because the Board does not anticipate granting LTRSUs in future years, unless under exceptional circumstances, they are discussed separately here. These awards will be included in the Summary Compensation Tables in future years, consistent with SEC rules and the Summary Compensation Table Treatment of Timing of Compensation discussion on page 46. (Since Mr. Nesi retired in mid-2025, as described on page 34, no LTRSUs were awarded to Mr. Nesi.)

Named Executive Officer	LTRSU Award ($ millions)	LTRSUs Awarded

Ronald J. Kruszewski	2.00	27,008

James M. Zemlyak	1.00	13,504

Thomas B. Michaud	1.00	13,504

C. Brad Raymond	1.00	13,504

James M. Marischen	0.40	5,402

These grants vest ratably over ten years. Amounts are based on a reference share price of $74.05. Dollars rounded to the nearest $10,000.

OTHER PAY ELEMENTS: RSUS, RSAS, DEBENTURES AND RESTRICTED CASH

RSUs granted as part of the annual incentive vest ratably over 5 years on an annual basis. Debentures also vest ratably over 5 years on an annual basis and, in recent years, accumulate interest at a rate of 3%. RSAs and restricted cash granted as part of the annual incentive become unrestricted ratably over 5 years on an annual basis. RSAs receive dividends, which are paid in cash in the same manner as common shares. RSUs receive dividend equivalents in the form or either cash or additional units with the same vesting, delivery, timing and other attributes as the underlying units.

RSUs, RSAs, debentures and restricted cash received as part of annual incentive compensation vest ratably on an annual basis over 5 years of continued employment but vest upon death or disability. PRSUs, to the extent of total shares earned, if any, vest immediately upon death or disability, but do not vest automatically upon termination or retirement.

STOCK OWNERSHIP REQUIREMENTS

We maintain stock ownership guidelines for our officers. This powerfully and directly aligns their interests with the interests of all shareholders. All of our named executive officers substantially exceed their target ownership levels.

These levels are set at multiples of cash base salary. All of our named executive officers would exceed their target ownership levels (of 10× or 7× cash base salary) even if their cash base salaries were set at the substantially higher levels often paid by our peers to their most senior executives.

Our guidelines restrict future sales of shares if ownership is below the required levels, but there is no minimum time required to achieve the target ownership level. Exceptions to the guidelines may be granted on a case-by-case basis if a hardship situation exists.

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OTHER COMPENSATION POLICIES

Clawback and Recoupment Policies

In 2023, the Company adopted a compensation recovery policy applicable to certain executive officers’ incentive-based compensation received beginning in early October 2023. This policy is designed to comply with related New York Stock Exchange listing standards and Securities & Exchange Commission rules. Under the policy, in the event of an accounting restatement, the Company will promptly recover from certain current or former executive officers any erroneously awarded cash-based or equity-based compensation paid on the basis of the achievement of financial performance measures, consistent with the policy’s provisions. The policy is available as an exhibit to the Company’s Form 10-K. In addition, the Company’s undelivered restricted stock units (including RSUs and PRSUs), debentures and share grants continue to be subject to longstanding provisions that could result in forfeiture as a result of engaging in conduct detrimental to Stifel, including any action that results in a restatement of the financial statements of Stifel.

Risk Input to Named Executive Officer Pay Decisions

The Committee solicits input from the CFO and the Company’s Enterprise Risk Management group in the course of making its pay decisions. We believe that this input enables the Committee, when appropriate, to hold executives accountable for material actions or items that harm current or future performance, or put performance at undue risk.

The Company’s Enterprise Risk Management group conducts wide-ranging risk identification, mitigation, monitoring and management functions within the Company, and helps to inform the Committee as to the relevance of executive officer actions to the risk profile of the business lines of the Company.

At-Will Employment of Executive Officers

None of our executive officers, including our chief executive officer and our chief financial officer, currently has a written employment agreement with the Company, and each is thus employed by us on an ‘‘at will’’ basis.

Treatment of Dividends

Employee-owned common shares receive dividends in the same manner as any other common shares. RSAs also receive dividends, which are paid in cash in the same manner as common shares. RSUs (including PRSUs) receive dividend-equivalents in the form of either cash or additional units with the same vesting, delivery, timing and other attributes as the underlying units.

Use of Compensation Consultants

The Committee retains an independent compensation consultant, which reports directly to the Committee, attends Committee meetings, and provides executive compensation related services. The compensation consultant’s services include reviewing this compensation discussion and analysis, advising on compensation program and peer company selection, providing market data on executive compensation trends and executive officer compensation levels, and assisting the Committee with evaluation of pay-for-performance alignment.

Deferred Compensation Grids

In 2025, the Committee used the following grid as a basis for setting deferrals for employees receiving incentive compensation, other than named executive officers, commission-based employees, certain Institutional Group managing directors, and certain other senior and executive officers. Employees receiving deferred compensation in accordance with the following grid are predominantly in our institutional and administrative groups, for which deferred compensation is 5 year, ratable annual vesting, and consists of 35% restricted stock units and 65% deferred cash debentures.

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Total Compensation Value	Percentage Deferred

less than $200,000	0%

$200,000 - $499,999	15%

$500,000 - $749,999	20%

$750,000 - $999,999	30%

$1,000,000 - $4,999,999	35%

more than $5,000,000	40%
Certain Institutional Group managing directors received a substantial part of their non-salary
compensation in restricted cash. Incentive compensation deferrals for our commission-based employees are generally 5% of production over $400,000 and 6% of production over $1,500,000 in our private client group and, in our institutional group, up to 15% of the payout on specific products over tiered thresholds.
Anti-Hedging, Anti-Pledging and other Officer and Employee Trading Policies
Our insider trading policy prohibits our executive officers from margin purchases and short selling of, or dealing in publicly traded options in or derivatives of our common stock. Additionally, the Company maintains a policy under which any new pledging of our common stock by such persons will require the approval of the Committee. Our directors and executive officers hold no shares in margin accounts and have pledged no shares to third parties. We also prohibit each employee, including each executive officer, from margin purchases, short sales, solicited transactions, issuance of research or market letters, active market making tactics. Insider trading is prohibited and, for covered employees including our executive officers, trading of any kind is prohibited during the period beginning five calendar days and ending one business day after each quarterly or annual financial report by the Company.
Double Triggers
Our award agreements with executive officers for deferred compensation issued since 2010 maintain the requirement of “double triggers” on the accelerated vesting of awards in the event of a change in control, meaning that an executive officer must actually be terminated following the change in control before vesting will be accelerated unless the Committee grants exceptions in individual cases. None of our executive officer deferred compensation vests automatically upon a change in control, nor does any executive officer have an agreement providing for guaranteed payments, severance, or “golden parachute” payments.
Perquisites and Personal Benefits
Our named executive officers have the perquisites and other personal benefits described in more detail in the Summary Compensation Tables beginning on page 47. The Company does not reimburse non-accountable
expenses.
Retirement Plans and Health and Welfare Plans
We sponsor a profit sharing plan, the 401(k) Plan, in which all eligible employees, including the named executive officers, may participate. We currently match up to $1,000 of each employee’s contribution to the 401(k) Plan (or up to $3,000 matched for employees earning less than $250,000 per year). Employee stock ownership contributions for a particular year are based upon each individual’s calendar year earnings up to a maximum prescribed by the Internal Revenue Code. Full-time employees, including the named executive officers, participate in the same broad-based, market-competitive health and welfare plans (including medical, prescription drug, dental, vision, life, and disability insurance). These benefits are available to the named executive officers on the same basis as they are made available to all other full-time employees.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code currently provides that compensation in excess of $1 million paid in a taxable year to any individual who is a “covered employee”, including the named executive officers, will generally be non-deductible
for federal income tax purposes. The Committee recognizes the impact of this non-deductibility
on the compensation that it intends to award, but structures compensation in a manner appropriate and consistent with the Company’s executive compensation program. The Committee also recognizes that the expansion of covered employees to which Section 162(m) applies becomes effective in 2027.

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SUMMARY COMPENSATION TABLE TREATMENT OF TIMING OF COMPENSATION

Pursuant to SEC rules, the Summary Compensation Table (SCT) must account for equity-based awards during the year of grant, even if awarded for services in the prior year. However, SEC rules require the SCT to include other incentive compensation to be included in the year earned, even if granted during the next year. By contrast, the Committee, as reflected in the CD&A, considers all performance-based executive compensation to be compensation for the year of performance.

Generally, we grant equity-based awards and debentures, and pay any cash and restricted cash incentive compensation for a particular year shortly after that year’s end. As a result, annual equity-based awards, debentures and cash incentive compensation are disclosed in each row of the Summary Compensation Table as follows:

2025

▶	“Salary” displays the Cash Base Salaries of our named executive officers for 2025.

▶	“Bonus” displays the Cash Bonuses and Restricted Cash of our named executive officers for 2025.

▶	“Stock Awards” displays the PRSUs and RSUs of our named executive officers for 2024.

2024

▶	“Salary” displays the Cash Base Salaries of our named executive officers for 2024.

▶	“Bonus” displays the Cash Bonuses and Debentures of our named executive officers for 2024.

▶	“Stock Awards” displays the PRSUs and RSUs of our named executive officers for 2023.

2023

▶	“Salary” displays the Cash Base Salaries of our named executive officers for 2023.

▶	“Bonus” displays the Cash Bonuses and Debentures of our named executive officers for 2023.

▶	“Stock Awards” displays the PRSUs, RSAs and RSUs of our named executive officers for 2022.

USE OF NON-GAAP MEASURES

The Company utilizes non-GAAP calculations of presented net revenues, income before income taxes, net income, and diluted earnings per share as additional measures to aid in understanding and analyzing the Company’s financial results, as well as calculating PRSUs. Additionally, the Committee utilizes certain non-GAAP calculations in considering named executive officer performance and setting named executive officer compensation. The Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors’ overall understanding of the Committee’s decision making related to named executive officer compensation and the Company’s current financial performance. These non-GAAP amounts exclude litigation-related expenses associated with previously disclosed legal matters and certain compensation and non-compensation operating expenses associated with acquisitions.

A limitation of utilizing the non-GAAP measures described above is that the GAAP accounting effects of these merger-related charges do in fact reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures of net revenues, income before income taxes, net income, compensation expense ratios, pre-tax margin and diluted earnings per share and the same respective non-GAAP measures of the Company’s financial performance should be considered together.

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SUMMARY COMPENSATION TABLE

The following table presents summary information concerning compensation earned in the 2025, 2024, and 2023 fiscal years by our CEO, CFO and each of our other three most highly compensated executive officers employed at the end of 2025 for services rendered to us and our subsidiaries.

Pursuant to SEC rules, the 2025 Summary Compensation Table is required to include for a particular year only those equity-based awards granted during that year, rather than awards granted after that year’s end, even if awarded for services in that year. SEC rules require disclosure of cash incentive compensation to be included in the year earned, even if payment is made after year-end.

A summary of the Committee’s decisions on the compensation awarded to our named executive officers for 2025 performance (which, in accordance with SEC rules, are in large part not reflected in the 2025 Summary Compensation Table) can be found in the “Compensation Discussion and Analysis” beginning on page 22.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	All Other Compen- sation (3)	Total ($)

Ronald J. Kruszewski Chairman and Chief Executive Officer	2025	200,000	8,900,000	8,880,000	928,297	18,908,297
	2024	200,000	5,920,000	9,040,000	922,515	16,082,515
	2023	200,000	2,260,000	10,000,000	822,055	13,282,055

James M. Zemlyak President and Head of Global Wealth Management	2025	300,000	5,820,000	4,400,000	403,537	10,923,537
	2024	300,000	4,100,000	3,900,000	422,255	8,722,255
	2023	300,000	2,600,000	5,200,000	394,465	8,494,465

Thomas B. Michaud Senior Vice President	2025	300,000	6,090,000	2,665,000	198,526	9,253,526
	2024	300,000	2,035,000	1,350,000	199,174	3,884,174
	2023	300,000	1,350,000	2,200,000	207,321	4,057,321

C. Brad Raymond Co-Head of Institutional Group	2025	300,000	2,820,000	2,665,000	283,230	6,068,230

James M. Marischen Chief Financial Officer	2025	300,000	2,580,000	1,620,000	128,162	4,628,162
	2024	300,000	1,980,000	1,360,000	129,231	3,769,231
	2023	300,000	1,340,000	1,300,000	112,452	3,052,452
Victor J. Nesi Co-President and Head of Institutional Group (retired July 2025)	2025	150,000	5,850,000	3,100,000	512,821	9,612,821
	2024	300,000	3,100,000	3,760,000	549,173	7,709,173
	2023	300,000	940,000	5,600,000	541,676	7,381,676
(1)

For the year ended December 31, 2025, Messrs. Kruszewski, Zemlyak, Michaud, Raymond, Marischen and Nesi received the entire amount shown in cash. For the year ended December 31, 2024, Messrs. Kruszewski, Zemlyak, Michaud, Marischen and Nesi received $5,920,000, $4,100,000, $1,850,000, $1,800,000 and $3,100,000 in cash and $0, $0, $185,000, $180,000 and $0 in restricted cash, respectively. For the year ended December 31, 2023, Messrs. Kruszewski, Zemlyak, Michaud, Marischen and Nesi received $2,260,000, $2,600,000, $540,000, $1,150,000 and $940,000 in cash and $0, $0, $810,000, $190,000 and $0 in restricted cash, respectively. For more information regarding the material terms of the debentures, see “Additional Information about the Compensation Paid to the Named Executive Officers” on page 50. Interest earned on debentures is reflected in the “All Other Compensation” column and in the table accompanying note 3.

(2)

Amounts included for 2025 represent the grant date fair value of RSUs and PRSUs, granted in March 2025 for services in 2024. Amounts included for 2024 represent the grant date fair value of RSUs and PRSUs, granted in March 2024 for services in 2023. Amounts included for 2023 represent the grant date fair value of RSUs, RSAs and PRSUs, granted in February 2023 for services in 2022. The grant date fair value of

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these awards, for all years presented, were determined in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification 718, Compensation – Stock Compensation (ASC 718), excluding, in respect of PRSUs, the effect of estimated forfeitures. The awards were granted under our 2001 Incentive Stock Plan (2011 or 2018 Restatement, as applicable), discussed in further detail in the section entitled “Compensation Discussion and Analysis,” including units granted as long-term incentive awards. The grant date fair values of the PRSUs granted in 2025, 2024 and 2023, assuming the highest level of performance is achieved is, respectively: for Mr. Kruszewski, $8,880,000, $9,040,000 and $10,000,000; for Mr. Zemlyak, $4,100,000¸ $3,900,000 and $5,200,000; for Mr. Michaud, $1,665,000, $1,350,000 and $2,200,000; for Mr. Raymond, $1,665,000 (2025); for Mr. Marischen, $1,620,000¸$1,360,000 and $1,300,000 and, for Mr. Nesi, $3,100,000, $3,760,000 and $5,600,000. Consistent with the accounting standards noted above, each of these PRSU awards are reflected in the table above assuming the target level of performance is achieved; for each award, this is half the “highest level” amount reflected in the preceding sentence. The awards are valued at the closing price of our common stock on the date of grant or, in 2025, such closing price rounded to the nearest whole dollar amount. The grant date fair values of the PRSUs granted in 2025 are further detailed in the description of “2025 Grants of Plan-Based Awards”, below.
(3)	All Other Compensation for 2025 includes the following:

Name	Company’s Matching Contribution to Profit Sharing 401(k) Plan ($)	Personal and Family Transport ($)	Dividends ($) (1)	Interest on Debentures ($) (2)	Life Insurance ($)	Total Benefits ($)

Ronald J. Kruszewski	1,000	81,794	724,058	100,170	21,275	928,297

James M. Zemlyak	1,000	6,548	337,979	58,010	—	403,537

Thomas B. Michaud	1,000	—	166,291	31,235	—	198,526

C. Brad Raymond	1,000	—	233,714	48,516	—	283,230

James M. Marischen	1,000	—	110,003	17,159	—	128,162

Victor J. Nesi	1,000	36,075	353,216	122,530	—	512,821

(1)  Reflects the value of dividends paid in 2025 on account of RSUs, PRSUs, and RSAs.

(2)  Includes interest on cash account composed of debentures and unpaid dividends.

(3)  Mr. Nesi is entitled to but waived SBIC fund-related payments in respect of his participation in its GP and management.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information concerning grants of plan-based awards received during the fiscal year ended December 31, 2025, for the named executive officers.

Name	Grant Date	Potential Future Payouts Under Equity Incentive Plan Awards (1)			All Other Awards: Number of Units or Shares of Stock(2)	Grant Date Fair Value ($)(1)
		Threshold (#)	Target (#)	Maximum (#)

Ronald J. Kruszewski	March 6, 2025	18,066	67,662	135,325	67,662	8,880,000

James M. Zemlyak	March 6, 2025	8,341	31,240	62,481	35,812	4,400,000

Thomas B. Michaud	March 6, 2025	3,387	12,687	25,373	27,926	2,665,000

C. Brad Raymond	March 6, 2025	3,387	12,687	25,373	27,926	2,665,000

James M. Marischen	March 6, 2025	3,296	12,344	24,688	12,344	1,620,000

Victor J. Nesi	March 6, 2025	6,307	23,621	47,242	23,621	3,100,000

(1)

The grant date fair values are calculated in accordance with ASC 718, and, with respect to PRSUs, based upon the probable outcome of the applicable performance conditions without regard to the effect of estimated forfeitures. The minimum actual award relating to PRSUs is approximately 26.7% of the grant date fair value amount and the maximum actual award is 200% of the grant date fair value amount. For

Proxy Statement for the 2026 Annual Meeting of Shareholders	48

Mr. Kruszewski, this figure is composed of $4,400,000 in PRSUs and $4,400,000 in RSUs. For Mr. Zemlyak, this figure is composed of $2,050,000 in PRSUs and $2,350,000 in RSUs in RSUs. For Mr. Raymond, this figure is composed of $832,500 in PRSUs and $1,832,500 in RSUs. For Mr. Michaud, this figure is composed of $832,500 in PRSUs and $1,832,500 in RSUs. For Mr. Marischen this figure is composed of $810,000 in PRSUs and $810,000 in RSUs. For Mr. Nesi, this figure is composed of $1,550,000 in PRSUs and $1,550,000 in RSUs. The method by which the Threshold, Target and Maximum are determined is described beginning on page 41.
(2)

Common share information in this Proxy Statement is adjusted for splits, including the three-for-two split on February 26, 2026. Represents the total number of stock units (other than equity incentive plan awards) granted to each named executive officer during the 2025 fiscal year. The stock units were part of the named executive officers’ annual and long-term incentive compensation. The components of the total stock unit awards and associated fair values are set forth below.

STOCK UNIT AWARDS AND GRANT DATE FAIR VALUE UNDER ASC 718

Name	Asset Category	Vesting Period (1)	Units (#) (2)	Grant Date Fair Value ($)(3)

Ronald J. Kruszewski	Mandatory Deferral (PRSUs)	5 years	67,662	4,440,000
	Mandatory Deferral (RSUs)	5 years	67,662	4,440,000
	Total		135,325	8,880,000

James M. Zemlyak	Mandatory Deferral (PRSUs)	5 years	31,240	2,050,000
	Mandatory Deferral (RSUs) Board Award (RSUs)	5 years 10 years	31,240 4,572	2,050,000 300,000
	Total		67,053	4,400,000

Thomas B. Michaud	Mandatory Deferral (PRSUs)	5 years	12,687	832,500
	Mandatory Deferral (RSUs) Board Award (RSUs)	5 years 10 years	12,687 15,239	832,500 1,000,000
	Total		40,613	2,665,000

C. Brad Raymond	Mandatory Deferral (PRSUs)	5 years	12,687	832,500
	Mandatory Deferral (RSUs) Board Award (RSUs)	5 years 10 years	12,687 15,239	832,500 1,000,000
	Total		40,613	2,665,000

James M. Marischen	Mandatory Deferral (PRSUs)	5 years	12,344	810,000
	Mandatory Deferral (RSUs)	5 years	12,344	810,000
	Total		24,688	1,620,000

Victor J. Nesi	Mandatory Deferral (PRSUs)	5 years	23,621	1,550,000
	Mandatory Deferral (RSUs)	5 years	23,621	1,550,000
	Total		47,242	3,100,000
(1)

The Mandatory Deferrals and the Annual Incentive Compensation RSUs were granted on March 6, 2025 and each vests ratably on an annual basis over the period indicated. PRSUs become payable 80% after 4 years and 20% after 5 years.

(2)	Common share information in this Proxy Statement is adjusted for splits, including the three-for-two split on February 26, 2026. Units are rounded to the nearest whole unit.
(3)	The grant date fair values are calculated in accordance with ASC 718.

Proxy Statement for the 2026 Annual Meeting of Shareholders	49

ADDITIONAL INFORMATION ABOUT COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS

Pursuant to the Stifel Wealth Accumulation Plan, participants in the plan receive a portion of their annual incentive compensation on a deferred basis. This nondiscretionary deferral varies by income, production levels, and other factors. Stock units are issued to participants based upon the fair market value of our common stock on the date of issuance. PRSUs become payable 80% after 4 years and 20% after 5 years. Other stock units received on a mandatory basis vest ratably on an annual basis over a 5-year period of continued employment following the date of issuance. Vesting based on continued employment may be eliminated, however, upon a termination without cause if the holder of the award refrains from engaging in a competitive activity or a soliciting activity prior to the relevant vesting date of such award. Debentures are promises by the Company to pay cash in the future, with interest, conditioned on continuing employment and other terms. The debentures granted with respect to 2025 vest ratably on an annual basis over a 5-year period of continued employment after the grant and accumulate interest at a rate of 3% per annum. Restricted cash is delivered upon grant but becomes earned ratably over a 5-year vesting period, supported by a grantee promise to repay the unearned portion of delivered cash if continuing employment and other conditions cease to exist during vesting. Debentures and restricted cash are shown in the Bonus column in the 2025 Summary Compensation Table.

Proxy Statement for the 2026 Annual Meeting of Shareholders	50

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information concerning the number of exercisable and unexercisable stock awards at December 31, 2025, held by the individuals named in the 2025 Summary Compensation Table. No exercisable and unexercisable stock awards were outstanding at December 31, 2025.

Name	Stock Units (Except Performance- Based) That Have Not Vested		Restricted Shares That Have Not Vested			Performance-Based Stock Units That Have Not Vested(1)
	Units (#) (2)	Market Value ($)(3)	Units (#) (2)		Market Value ($) (3)	Units (#) (2)	Market Value ($)(3)

Ronald J. Kruszewski	18,813(4)	1,570,518	11,994(14)		1,001,259	80,000(15)	6,678,400
	16,000(5)	1,335,680				112,528(16)	9,393,848
	45,011(6)	3,757,539				90,400(17)	7,546,592
	54,240(7)	4,527,955				67,662(18)	5,648,449
	54,130(8)	4,518,759

James M. Zemlyak	8,466(4)	706,733	5,402(14)		450,917	34,000(15)	2,838,320
	6,800(5)	567,664				58,515(16)	4,884,801
	23,406(6)	1,953,920				39,000(17)	3,255,720
	23,400(7)	1,953,432				31,240(18)	2,607,955
	29,107(8)	2,429,851

C. Brad Raymond	4,703(9)	392,630				35,000(19)	2,921,800
	7,000(10)	584,360				45,911(20)	3,832,690
	18,365(11)	1,533,076				13,600(21)	1,135,328
	8,160(12)	681,196				12,687(18)	1,059,084
	23,865(8)	1,992,224

Thomas B. Michaud	3,998(4)	333,735				17,500(15)	1,460,900
	3,500(5)	292,180				24,756(16)	2,066,647
	9,902(6)	826,659				13,500(17)	1,126,980
	8,100(7)	676,188				12,687(18)	1,059,084
	23,865(8)	1,992,223

James M. Marischen	755(13)	63,031				8,500(15)	709,580
	2,352(4)	196,315				14,629(16)	1,221,200
	1,700(5)	141,916				13,600(17)	1,135,328
	5,851(6)	488,480				12,344(18)	1,030,460
	8,160(7)	681,197

	9,875(8)	824,368

Victor J. Nesi	10,347(4)	863,785	6,599	(14)	550,843	40,000(15)	3,339,200

	8,000(5)	667,840				63,016(16)	5,260,555

	25,206(6)	2,104,222				37,600(17)	3,138,848

	22,5607)	1,883,309				23,621(18)	1,971,868

	18,897(8)	1,577,495

(1)	PRSUs are included in this column at the “Target” level, but may vest at between 26.7% and 200% of the “Target” level, as more fully described beginning on page 41.
(2)

Rounded to the nearest whole number. Vesting and payment are subject to the terms of the underlying award. Unless otherwise noted, vesting or payment is ratable yearly on even dates to the date of completed vesting.

(3)	Market Value is based on the closing price of $83.48 per share of our common stock on December 31, 2025.
(4)	Granted January 28, 2021; vesting completed on January 28, 2026.
(5)	Granted February 18, 2022; vesting completes on January 1, 2027.
(6)	Granted March 21, 2023; vesting completes on January 1, 2028.
(7)	Granted March 8, 2024; vesting completes on January 1, 2029.
(8)	Granted March 6, 2025; vesting completes on January 1, 2030.
(9)	Granted March 4, 2021; vesting completed on March 4, 2026.
(10)	Granted March 3, 2022; vesting completed on January 1, 2026.
(11)	Granted March 2, 2023; vesting completes on January 1, 2028.
(12)	Granted March 11, 2024; vesting completes on January 1, 2029.
(13)	Granted March 2, 2018; vesting completes on January 1, 2028.
(14)	Granted February 18, 2022; vesting completed on January 28, 2026.
(15)	Granted February 18, 2022; 80% of vesting completes on February 19, 2026 and 20% vests on February 19, 2027.
(16)	Granted February 21, 2023; 80% of vesting completes on February 19, 2027 and 20% vests on February 21, 2028.
(17)	Granted March 8, 2024; 80% of vesting completes on March 8, 2028 and 20% vests on March 8, 2029.
(18)	Granted March 6, 2025; 80% of vesting completes on March 6, 2029 and 20% vests on March 6, 2030.
(19)	Granted March 3, 2022; 80% of vesting completes on February 19, 2026 and 20% vests on February 19, 2027.
(20)	Granted March 2, 2023; 80% of vesting completes on February 19, 2027 and 20% vests on February 21, 2028.
(21)	Granted March 11, 2024; 80% of vesting completes on March 8, 2028 and 20% vests on March 8, 2029.

Proxy Statement for the 2026 Annual Meeting of Shareholders	51

OPTION EXERCISES AND STOCK UNITS VESTED OR CONVERTED

The following table sets forth certain information concerning stock v est
ed, for RSAs, or converted, for RSUs, during the year ended December 31, 2025. None of the named executive officers held stock options at any time in 2025.

Name	Number of Shares Acquired on Vesting/Conversion (#) (1)	Value Realized on Vesting/Conversion ($ (2)

Ronald J. Kruszewski	182,243	13,518,149

James M. Zemlyak	84,111	6,232,161

Thomas B. Michaud	42,662	3,134,880

C. Brad Raymond	54,524	3,767,332

James M. Marischen	27,653	2,025,993

Victor J. Nesi	97,004	7,207,457

(1)	Numbers of shares is composed of both stock vested, for RSAs, and converted into shares, for RSUs.
(2)	These figures represent the dollar value of gross units settled in our common stock by the named executive officers.
NONQUALIFIED DEFERRED COMPENSATION

The following table sets forth information con
cerni
ng contributions, earnings, and balances under nonqualified deferred contribution plans for the named executive officers:

Name	Aggregate Balance at Beginning of Year ($)	Executive Contribution in Last FY ($) (1)	Registrant Contributions in Last FY	Aggregate Earnings / (Losses) in Last FY ($) (2)	Aggregate Withdrawals/ Distributions ($) (3)	Aggregate Balance at End of Year ($)

Ronald J. Kruszewski	45,419,001	8,880,000	–	11,763,214	(13,518,149)	52,544,066

James M. Zemlyak	21,173,779	4,100,000	300,000	5,509,793	(6,232,161)	24,851,411

Thomas B. Michaud	9,551,336	1,665,000	1,000,000	2,627,198	(3,134,880)	11,708,654

C. Brad Raymond	14,693,564	1,665,000	1,000,000	3,161,702	(3,767,332)	16,752,934

James M. Marischen	6,686,539	1,620,000	–	1,721,102	(2,025,993)	8,001,558

Victor J. Nesi	23,000,583	3,100,000	–	5,669,446	(7,207,457)	24,562,572

(1)
The amounts listed in this column represent the annual incentive compensation paid to our named executive officers, which are mandatorily deferred under the Stifel Wealth Accumulation Plan and are included within the “Stock Awards” column of the Company’s 2025 Summary Compensation Table.

(2)
The amounts in this column represent, as applicable, (a) the change in market value of the Company’s common stock during the last fiscal year and (b) the difference between closing price of our common stock on December 31, 2025 and the fair value of incentive stock awards on the date of conversion.

(3)	The amounts in this column represent the fair value of incentive stock awards on the date of conversion.
GRANTS OF CERTAIN EQUITY AWARDS CLOSE IN TIME TO THE RELEASE OF MATERIAL NONPUBLIC INFORMATIO
N

The Company did not grant awards of stock options, stock appreciation rights or similar option-like instruments during the 2025 fiscal year. Accordingly, there is nothing to report under Item 402(x) of Regulation
S-K.

Proxy Statement for the 2026 Annual Meeting of Shareholders	52

POST-EMPLOYMENT PAYMENTS DISCUSSION

Annual and Long-Term Incentive Awards

Annual and long-term incentive awards made to the named executive officers vest upon the death or disability, but not retirement or other termination of employment. If either of these events had occurred on December 31, 2025, each named executive officer would have received full vesting of some or all of their outstanding RSUs (including PRSUs) and RSAs. The following table describes these amounts.

Name	Number of Shares Acquired if Vesting Upon a Change in Control (#)	Value Realized if Vesting Upon a Change in Control ($)	Number of Shares Acquired if Vesting Upon Death or Disability (#) (1)	Value Realized if Vesting Upon Death or Disability ($) (2)

Ronald J. Kruszewski	—	—	550,780	45,979,114

James M. Zemlyak	—	—	259,336	21,649,369

Thomas B. Michaud	—	—	117,809	9,834,695

C. Brad Raymond	—	—	169,291	14,132,413

James M. Marischen	—	—	77,767	6,491,989

Victor J. Nesi	—	—	255,846	21,358,024

(1)	These shares vest upon death or disability, but not upon retirement or other termination of employment.
(2)

Common share information in this Proxy Statement is adjusted for splits, including the three-for-two split on February 26, 2026. Based on the closing price of $83.48 per share of our common stock on December 31, 2025. Includes RSUs, PRSUs and RSAs.

NON-EMPLOYEE DIRECTOR COMPENSATION

The following table sets forth information concerning compensation earned by our non-employee directors in fiscal year 2025. Directors who also serve as our employees, inside directors, do not receive additional compensation for their service as directors of either the Company or any of its subsidiaries, although we do reimburse them for their travel and similar expenses incurred to attend Board meetings. This policy applies to Messrs. Kruszewski and Weisel, who have served as both directors and executive officers. Non-employee directors are also reimbursed for their travel and similar expenses incurred to attend Board meetings. Information about the 2025 compensation earned or paid to Messrs. Kruszewski and Nesi in their capacities as executive officers of the Company is disclosed in the 2025 Summary Compensation Table because they are named executive officers for purposes of this Proxy Statement. All references to “Stock Units” in this section are to RSUs.

Name (1)	Fees Earned or Paid in Cash ($)(2)	Stock Unit Awards ($)(3)	Total ($)

Adam T. Berlew	110,000	175,000	285,000

Maryam S. Brown	110,000	175,000	285,000

Michael W. Brown	110,000	175,000	285,000

Lisa L. Carnoy	110,000	175,000	285,000

Robert E. Grady (4)	—	—	—

James P. Kavanaugh	110,000	175,000	285,000

Maura A. Markus	140,000	175,000	315,000

Victor J. Nesi (5)	—	—	—

David A. Peacock	180,000	175,000	355,000

Michael J. Zimmerman	145,000	175,000	320,000

Proxy Statement for the 2026 Annual Meeting of Shareholders	53

(1)

Total Stock Units outstanding but not yet converted to shares, as of December 31, 2025, are: Mr. Berlew, 2,812; Ms. Maryam Brown, 2,812; Mr. Michael Brown, 2,812; Ms. Carnoy, 0; Mr. Grady, 0; Mr. Kavanaugh, 2,812; Ms. Markus, 2,812; Mr. Peacock, 2,812; Mr. Zimmerman, 2,812.

(2)

In addition to an annual cash retainer of $110,000 for serving as a director, the various committee chairs and the lead independent director were awarded additional cash retainers as follows: Lead Independent Director, $40,000; Audit Committee Chair, $35,000; and Committee Chairs, $30,000.

(3)

In addition to an annual cash retainer of $110,000, each non-employee director was issued the equivalent of $175,000 in stock units on June 5, 2025. The units vest on a quarterly basis over a one-year period. Amounts stated reflect the aggregate grant date fair value computed in accordance with ASC 718.

(4)

Mr. Grady waived compensation in an abundance of caution to ensure compliance with policies of Summit Partners, an entity unaffiliated with the Company. Mr. Grady is an advisory partner of Summit Partners.

(5)

Mr. Nesi became a member of the board of directors following his retirement as Co-President and Head of the Institutional Group of the Company in July of 2025. He received no compensation as a director during 2025, but did receive compensation during 2025 as an employee and named executive office. That compensation is described with the information regarding named executive officers in these tables.

Grants of RSUs to non-employee directors of the Company are generally granted annually and vest on a quarterly basis over a one-year period.

As approved by the Board, the annual stock retainer payable to each non-employee director includes an award of the equivalent of $175,000 in stock units and $110,000 cash. In addition, the Lead Independent Director receives $40,000, the Audit Committee Chair receives $35,000, and each other Committee Chair receives $30,000, for services in each such capacity. Each non-employee director also receives reimbursement of travel and similar expenses incurred to attend Board meetings.

Directors who are also our employees do not receive any compensation for their service as directors of the Company or its subsidiaries, but we reimburse their expenses for attendance at meetings of the Board. There are two such directors: Mr. Kruszewski, whose compensation as our CEO is described as required elsewhere, and Mr. Weisel, who is an executive officer, but not a named executive officer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Sarbanes-Oxley Act of 2002 generally prohibits loans by an issuer and its subsidiaries to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.

From time to time, Stifel Bancorp makes loans and extensions of credit to our directors and executive officers. Outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company and its subsidiaries, and did not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2025, all such loans were performing to their original terms.

Certain of our officers and directors maintain margin accounts with Stifel, Nicolaus & Company, Incorporated pursuant to which Stifel, Nicolaus & Company, Incorporated may make loans for the purchase of securities. All margin loans are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than normal risk of collectability or present other unfavorable features.

On January 2, 2019, Stifel employed an adult son of Mr. Kruszewski as an employee. The approximate total annual compensation of this individual for 2025 was $295,000. This employment constituted a related party transaction.

Each of the above related party transactions has been reviewed and approved by the independent directors composing the Board or appropriate committees of the Board, as applicable.

We maintain various policies and procedures relating to the review, approval, or ratification of transactions in which our company is a participant and in which any of our directors and executive officers or their family members have a direct or indirect material interest. Our Company Code of Ethics, which is available on our website at www.stifel.com, prohibits our directors and employees, including our executive officers and, in some cases, their family members, from engaging in certain activities without the prior written consent of management or our General Counsel, as applicable. These activities typically relate to situations where a director, executive officer, or other employee and, in some cases, an immediate family member, may have significant financial or business interests in another company competing with or doing business with our company, or who stands to benefit in some way from such a relationship or activity. Specifically,

Proxy Statement for the 2026 Annual Meeting of Shareholders	54

our Code of Ethics includes prohibitions against engaging in outside business or other activities that might create a conflict of interest with or compete against the Company’s interests, including ownership of privately held stock or partnership interests without prior written approval, using Company property, information, or positions for improper personal gain or benefit, and receiving bonuses, fees, gifts, frequent or excessive entertainment, or any similar form of consideration above a nominal value from any person or entity with which the Company does, or seeks to do, business. It is also against Company policy to give certain gifts or gratuities without receiving specific approval.

Each year, we require our directors and executive officers to complete a questionnaire which identifies, among other things, any transactions or potential transactions with the Company in which a director or an executive officer or one of their family members or associated entities has an interest. We also require that directors and executive officers notify our company of any changes during the course of the year to the information provided in the annual questionnaire as soon as possible.

We believe that the foregoing policies and procedures collectively ensure that all related party transactions requiring disclosure under applicable SEC rules are appropriately reviewed.

Aircraft and Personal Property Usage and Allowance Policy. Messrs. Kruszewski, Zemlyak and Nesi make limited personal and family use of Company-owned aircraft, in accordance with Company policy. This usage is reflected as part of their compensation in the amount of the incremental cost of personal travel for the year, including: landing, parking, and flight planning expenses; crew travel expenses; supplies and catering; aircraft fuel and oil expenses per hour of flight; maintenance, parts, and external labor per hour of flight; and customs, foreign permits, and similar fees. The fixed costs of owning or operating the aircraft is not included. Based on historical and anticipated usage of the airplane by Mr. Weisel and such other employees, the Committee approved the payment of the airplane allowance on the condition that any personal flight activity attributable to a Company employee would be included in such employee’s annual compensation.

Compensation Committee Interlocks and Insider Participation. No current member of the Committee is or has been at any time one of the Company’s officers or employees. None of the Company’s executive officers serves, or has served during the last completed fiscal year, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company’s Board or the Committee.

Proxy Statement for the 2026 Annual Meeting of Shareholders	55

CEO PAY RATIO

The following table sets forth the median of the 2025 total compensation of all employees of Stifel other than the CEO, the 2025 total compensation of the CEO, and the ratio of these two amounts, each as determined in accordance with I te
m 402(u) of SEC Regulation
S-K.

	Year	Salary	Bonus	Stock Awards	All Other Compensation	Total

Ronald J. Kruszewski	2025	$200,000	$8,900,000	$8,880,000	$928,297	$18,908,297

Median Employee	2025	$125,040	$2,800	—	$3,000	$130,840

CEO Pay Ratio: 145 to 1
The median employee was determined as of December 31, 2025 and by utilizing the gross wages as reported on each employee’s IRS Form
W-2,
in the United States, or as reported on analogous forms outside the United States. In determining the median employee, we excluded employees who operated in jurisdictions outside of the United States and the United Kingdom and who are less than 5% of our total employees, consisting of 581 employees in 12 foreign jurisdictions. The total number of employees that operated within the United States and the United Kingdom at the end of 2025 was 8,742. The total number of employees used for our de minimis calculation was 11,096 employees. Compensation figures shown here are calculated in accordance with applicable regulatory guidance and do not reflect the Committee’s perspective on compensation, described in the discussion beginning on page 40. Discussion of the key differences between calculations made according to applicable regulatory guidance and the Committee’s perspective on compensation begins on page 46.
PAY VERSUS PERFORMANCE

The following table sets fo
rt
h the compensation comparisons to selected company and peer performance measures, in each case as determined in accordance with Item 402(v) of SEC Regulation
S-K.
The “Compensation Actually Paid” and other compensation figures shown here are calculated in accordance with applicable regulatory guidance and do not reflect the Committee’s perspective on compensation, including as actually paid. The Committee’s perspective is described in the discussion beginning on page 40. A discussion of the key differences between calculations made according to applicable regulatory guidance and the Committee’s perspective on compensation begins on page 46.

					Value of Fixed $100 Investment Based On:
Year (1)	Summary Compensation Total for PEO (2)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Total Share- holder Return (4)	Peer Group Total Share- holder Return (4, 5)	Net Income (6)	Non-GAAP Pre-Tax Net Income (7)

2025	$18,908,297	$42,810,658	$ 8,097,255	$ 15,870,606	$271	$181	$646,498,000	$988,692,000

2024	$16,082,515	$36,380,513	$6,021,208	$12,176,817	$226	$173	$694,098,000	$999,981,000

2023	$13,282,055	$18,009,279	$5,746,478	$7,304,401	$144	$133	$485,255,000	$769,914,000

2022	$12,865,048	$8,864,980	$5,599,912	$4,201,855	$120	$120	$624,874,000	$952,215,000

2021	$13,555,232	$ 24,502,825	$7,212,128	$ 11,194,182	$141	$142	$789,271,000	$1,132,395,000

(1)
For each year from 2021 through 2025, our PEO was Ronald J. Kruszewski and the non-PEO
NEOs were James M. Zemlyak, Victor J. Nesi, Thomas B. Michaud and James M. Marischen. For 2025, C. Brad Raymond was also a non-PEO
NEO.

(2)	See the Summary Compensation Table, page 47.
(3)
The following table details the adjustments that were made to SCT values to determine Compensation Actually P
a
id (CAP), as presented in the above table. Fair value was computed consistently with the fair value methodology used to account for share-based payments in the Company’s financial statements. All amounts shown for non-PEO
NEOs are averages.

Proxy Statement for the 2026 Annual Meeting of Shareholders	56

	Executives	2025	2024	2023	2022	2021
SCT Total	PEO	$18,908,297	$16,082,515	$13,282,055	$12,865,048	$13,555,232
	Non-PEO NEOs	$8,097,255	$6,021,208	$5,746,478	$5,599,912	$7,212,128
– Grant date fair value of stock awards granted in fiscal year	PEO	$(8,880,000)	($9,040,000)	($10,000,000)	($8,000,000)	($4,000,000)
	Non-PEO NEOs	$(2,890,000)	($2,592,500)	($3,575,000)	($2,500,000)	($1,337,500)
+ Fair value at fiscal year-end of outstanding and unvested stock awards granted in fiscal year	PEO	$11,296,848	$12,786,246	$10,375,093	$6,226,094	$5,630,220
	Non-PEO NEOs	$ 3,670,824	$3,666,867	$3,657,233	$1,945,706	$1,865,021
± Change in fair value of outstanding and unvested stock awards granted in prior fiscal years	PEO	$20,820,349	$16,512,816	$3,825,352	($2,046,115)	$7,056,993
	Non-PEO NEOs	$ 6,861,124	$5,071,510	$1,307,971	($803,217)	$2,796,338
+ Fair value at vesting of stock awards granted in fiscal year that vested during fiscal year	PEO	-	-	-	-	-
	Non-PEO NEOs	-	-	-	-	$17,483
± Change in fair value as of vesting date of stock awards granted in prior fiscal years for which applicable vesting conditions were satisfied during fiscal year	PEO	$665,164	$38,936	$526,779	($180,047)	$2,260,380
	Non-PEO NEOs	$131,403	$9,733	$167,719	($40,546)	$640,712
– Fair value as of prior fiscal year-end of stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during fiscal year	PEO	-	-	-	-	-
	Non-PEO NEOs	-	-	-	-	-
+ Dividends or other earnings paid on stock awards in the fiscal year prior to the vesting date that are not otherwise included in the total compensation for the fiscal year	PEO	-	-	-	-	-
	Non-PEO NEOs	-	-	-	-	-
CAP	PEO	$42,810,658	$36,380,513	$18,009,279	$8,864,980	$24,502,825
	Non-PEO NEOs	$ 15,870,606	$12,176,817	$7,304,401	$4,201,855	$11,194,182

(4)	Total Shareholder Return is based on a $100 common equity investment at the close of December 31, 2020.
(5)
The Peer Group is as reported in the Company’s most recent Form
10-K,
as required by Item 201(e) of Regulation
S-K
and as discussed above on page 38, and is composed of Affiliated Managers Group Inc., Ameriprise Financial, Inc., Evercore Inc., Franklin Resources, Inc., Houlihan Lokey, Inc., Invesco Ltd., Jefferies Financial Group Inc., Lazard Ltd., LPL Financial Holdings Inc., Moelis & Company, Northern Trust Corp., Piper Sandler Companies, Raymond James Financial, Inc. and T. Rowe Price Group, Inc. Cowen Inc. was removed the 2025 peer group list solely because its acquisition resulted in it no longer being in the Company’s line of business or industry.

(6)	See page 46.
(7)
See page 39. Item 402(v) of SEC Regulation
S-K
requires the Company to select and report exactly one performance measure that is both “most important” and not otherwise reported in the above table. The Company has selected this measure because it is the most important primary performance measure used by the Committee in considering NEO compensation. The other primary performance measures, to which the Committee accords great importance, are
Non-GAAP
Net Revenue and
Non-GAAP
diluted EPS. With respect to
Non-GAAP
Pre-Tax
Net Income, calculations are adjusted for acquisition-related charges other than duplicative expenses and litigation-related expenses. The Committee’s perspective on these and other performance measures is described in more detail beginning on page
40.

Proxy Statement for the 2026 Annual Meeting of Shareholders	57

As required by Item 402(v) of SEC Regulation
S-K,
and consistent with the Company’s Incentive Assessment Framework described on page 23, the following list sets forth, unranked, up to seven of the most important Company performance measures for linking executive compensation to Company performance:

▶	Non-GAAP Pre-Tax Net Income

▶	Non-GAAP Net Revenue

▶	Non-GAAP Diluted Earnings Per Share

▶	Non-GAAP Return on Common Equity

▶	Total Shareholder Return

▶	Non-GAAP Pre-Tax Margin on Net Revenues

▶	Book Value Per Share
The charts and below are based on the information presented in the Pay versus Performance table, to illustrate and describe the relationships between the Company’s PEO CAP and the average of the Company’s non-PEO
NEO CAPs with the following measures of financial performance, against the covered fiscal ye ars:
Total Shareholder Return (
TSR
), Net Income and
Non-GAAP
Pre-Tax
Net Income. The first chart also illustrates the relationship between Company
TSR
and Peer Group TSR, as presented in the Pay versus Performance table. TSR figures are rounded to the nearest dollar. All other figures are rounded to the near
est hun
dre
d-thousand dol
lar
s.

CAP versus Company T S R and peer Group TSR	CAP versus Net Income (Loss)	CAP versus Non-GAAP Pre-Tax Net Income (Loss)

Proxy Statement for the 2026 Annual Meeting of Shareholders	58

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The responsibilities of the Committee are provided in its charter, which has been approved by our Board. In fulfilling its oversight responsibilities with respect to the Compensation Discussion and Analysis included in this Report, the Committee, among other things, has:

▶	Reviewed and discussed the Compensation Discussion and Analysis with our management; and

▶	Following such review, the Committee has recommended the inclusi on o f such Compensation Discussion and Analysis in this Proxy Statement.
Compensation Committee of the Board of Directors of Stifel Financial Corp.
David A. Peacock,
Chair
Adam T. Berlew
James P. Kavanaugh

Proxy Statement for the 2026 Annual Meeting of Shareholders	59

ITEM 2. AN ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (SAY ON PAY)

ITEM 2	Our Board unanimously recommends a vote FOR the resolution approving the executive compensation of our named executive officers.

In deciding how to vote on this proposal, you are encouraged to consider the description of the Committee’s executive compensation philosophy and its decisions in the “Compensation Discussion and Analysis” section of this Proxy Statement beginning on page 22 and the Summary Compensation Tables beginning on page 47.

Our Board recognizes the fundamental interest our shareholders have in executive compensation. Our say on pay vote gives our shareholders the opportunity to cast an advisory vote to approve the compensation of all of our named executive officers.

Say on Pay Vote

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required by Section 14A of the Exchange Act to provide shareholders with an advisory vote on executive compensation. Our Board recommended, and our shareholders approved, to hold this advisory vote on an annual basis. Although the vote is advisory and is not binding on the Board, the Compensation Committee, or the Company, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. For these reasons, the Board unanimously recommends that shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement for the Company’s Annual Meeting of Shareholders to be held on June 9, 2026, pursuant to Item 402 of Regulation S-K (the compensation disclosure rules of the SEC), which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and other related information.

Approval of the advisory (non-binding) resolution on the Company’s executive compensation will require the affirmative vote of a majority of the voting shares cast, directly as part of the virtual-only meeting or by proxy on this resolution. As this is an advisory vote, the result will not be binding, although our Compensation Committee will consider the outcome of the vote when evaluating the effectiveness of our compensation principles and practices and in connection with its compensation determinations.

Proxy Statement for the 2026 Annual Meeting of Shareholders	60

ITEM 3. ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE BY 50% THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED

ITEM 3

Our Board of Directors unanimously recommends a vote FOR adoption of the resolution amending the Company’s Certificate of Incorporation to increase by 50% the number of shares of common stock authorized.

The Board has submitted a resolution to the shareholders that will amend the Company’s Restated Certificate of Incorporation, as amended (the “Certificate”), to:

▶	Increase the total number of shares of stock authorized from 197,000,000 to 294,000,000; and

▶	Increase the number of shares of common stock authorized from 194,000,000 to 291,000,000.

The Company has only one class of common stock.

On April 13, 2026, the record date for the annual meeting, 153,794,394 common shares were issued and outstanding, which is 79% of the 194,000,000 common shares currently authorized.

The most recent increase in the number of shares authorized was approved by shareholders in 2018. The Board believes that it is now in the best interests of the Company and its stockholders to increase the number of authorized but unissued shares of its common stock. The increase will provide a reserve of shares available for issuance upon authorization of the board for any corporate purpose including, without limitation, stock dividends, stock splits (such as the 3-for-2 stock split in February 2026), financing transactions, acquisitions and employee benefit plans, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements of applicable law and the NYSE. The Board believes that this will be beneficial to the Company by providing it with the flexibility to consider and respond to future business opportunities and needs as they arise.

The additional shares of stock for which authorization is sought herein would have rights identical to the shares of common stock now authorized. The amendment to increase the number of authorized shares will not change the legal rights of the holders of the existing shares of common stock. The issuance of additional shares of common stock could lead to the dilution of existing stockholders.

Accordingly, the Board unanimously recommends shareholders vote for the following resolution:

RESOLVED, that the fourth article of the Certificate of Incorporation of the Company be amended to increase the total number of shares of stock authorized for issuance from 197,000,000 to 294,000,000 and to increase the number of shares of common stock authorized for issuance from 194,000,000 to 291,000,000 by deleting the first paragraph of the fourth article in its entirety and replacing it with the following:

A. The aggregate shares of all classes of stock which the Corporation shall have authority to issue is Two Hundred Ninety-Four Million (294,000,000) shares, consisting of Three Million (3,000,000) shares of preferred stock of the par value of One Dollar ($1.00) each (hereinafter called the “Preferred Stock”) and Two Hundred Ninety-One Million (291,000,000) shares of common stock of the par value of Fifteen Cents ($0.15) each (hereinafter called the “Common Stock”).

* * *

Proxy Statement for the 2026 Annual Meeting of Shareholders	61

ITEM 4. AUTHORIZATION TO INCREASE INCENTIVE STOCK PLAN CAPACITY

ITEM 4

Our Board unanimously recommends a vote FOR authorization of amendments to the 2001 Incentive Stock Plan (2018 Restatement) to

increase capacity by 9,000,000 shares, including 175,000 shares to be reserved for non-employee directors.

At the Annual Meeting, you will be asked to authorize the Company to amend its 2001 Incentive Stock Plan (2018 Restatement) (the “Plan”) to increase capacity by 9,000,000 shares (including 175,000 shares to be reserved for non-employee directors), as detailed below. Common share information in this Proxy Statement is adjusted for splits, including the three-for-two split on February 26, 2026.

Equity Compensation is Integral to our Ability to Grow by Acquiring, Hiring and Retaining Talent

Stifel is a human capital business that relies on our people to provide the advice and services that are the core of our business. As such, equity compensation is a fundamental element of our pay philosophy for a substantial number of our associates, not just our named executive officers. To illustrate, over 8,000 Stifel associates participate in the Plan. We believe that to align our people with shareholders and maximize retention, a core component of employee compensation should be delivered in equity compensation that vest over future years.

Shareholders should also understand that Stifel generally uses equity compensation, which is but one form of compensation, to substitute for cash compensation. It is important to note that for the past 25 years, a broad base of our senior professionals have received between 5% and 40% of their annual incentive compensation in the form of equity that vests over 5 to 10 years. This method of compensation aligns our associates with our shareholders and also provides a significant retentive feature. Again, if Stifel did not use equity compensation, the amount of compensation awarded to an associate would not change, but the mix of compensation would change from equity to cash. Similarly, we utilize equity compensation in both our hiring and acquisition strategies. Here again, if Stifel did not utilize equity, this would not change the total cost of hiring or acquisitions, but merely change the form of consideration.

Recent Plan Utilization

In mid-2020, Stifel requested and shareholders approved an increase of 9 million shares to the Plan (adjusting for subsequent splits, including the 3-for-2 split in 2026). The total number of shares of common stock currently available for issuance under the Plan is approximately 4.5 million shares. Estimated annual utilization of shares under the Plan is approximately 1,375,000 shares per year over at least the next two years. Accordingly, the Company is seeking authorization to increase the capacity of the Plan by an additional 9,000,000 shares. We believe this increase will accommodate potential adjustments in grants based on stock price movements and support potential acquisition-related grants that aid in the retention of talent.

Utilization of Plan shares for each of the 3 years ending December 31, 2025, and in total, were as follows:

Year(1)	Compensation Grants(2)	Acquisition & Hiring Grants	Gross Grants	Net Shares Estimated to be Issued(3)	Average Grant Price	Projected Net Shares as a % of Average Shares Outstanding(4)	Gross Shares as a % of Average Shares Outstanding(4)

2023	3,606,633	1,045,292	4,651,925	2,558,558	$41.43	1.5%	2.8%

2024	2,717,495	729,602	3,447,096	1,895,903	$48.33	1.1%	2.1%

2025	2,364,341	1,538,715	3,903,056	2,146,681	$63.96	1.3%	2.4%

Total	8,688,468	3,313,608	12,002,076	6,601,142	$50.74	4.0%	7.3%

(1)	Reflects year of grant or other treasury activity, not the performance year for which compensation was awarded.
(2)

Grants include RSUs (including PRSUs) and RSAs. PRSUs are included in this column at the “Target” level, but may vest at between 0% and 200% of the “Target” level, as more fully described beginning on page 41.

(3)	Net shares estimated to be issued are based on historical average of 55% yield of Grants into shares.
(4)	Based on shares outstanding on December 31, 2025 (adjusted to reflect the 3-for-2 split in February 2026).

Proxy Statement for the 2026 Annual Meeting of Shareholders	62

In the above table, looking solely at aggregate gross grants associated with compensation and acquisitions and hiring, we believe, overstates the burn rate associated with maintaining our business, as opposed to fueling the growth of our platform. We believe the better way to conceptualize the Company’s burn rate is by focusing on the net shares associated with compensation grants, which totaled approximately 5.3% of outstanding shares during 2023–25 or about 1.8% per year over each of the last three years. The Company firmly believes that this utilization was integral to our ability to acquire, hire and retain talent, enabling our growth.

Dilution Control

Stifel has successfully used three controls to limit the dilutive effect of Plan grants: limiting the number of units granted, repurchasing shares and net settling a significant portion of grants for cash instead of shares.

Successful dilution control is the context in which we have utilized the Plan in recent years by issuing a controlled number of RSUs (including PRSUs) and RSAs (Grants). Since 2019, the Company has, in lieu of cash, made the following Grants as performance compensation and for acquisitions and hiring:

	Shares(1)	% Change, Total	% Change, Annualized

Shares Outstanding on December 31, 2019	153,738,066

Non-Plan Shares Issued in Acquisitions	1,792,500	1.2%	0.2%

Net Shares Issued under Plan(2)	36,290,201	23.6%	3.9%

Share Repurchases	(39,324,117)	–25.6%	–4.3%

Shares Outstanding on December 31, 2025	152,496,650	–0.8%	–0.1%

(1)	All share counts adjusted for splits, including the three-for-two split on February 26, 2026.

(2)

Composed of options exercised, RSAs and RSUs converted to unrestricted shares (i.e., net of forfeitures, settlements for cash, and tax buybacks) during the period from December 31, 2019 through December 31, 2025.

The above table summarizes the effect of plan share issuance on our outstanding shares.

Proxy Statement for the 2026 Annual Meeting of Shareholders	63

Effect of Plan Share Issuance and Annual Repurchases on Total Shares Outstanding, 2020–2025,

Outstanding Shares, in millions
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025
153.7
154.7
156.8
158.0
151.6
153.3
152.5
150
20
10
-
(10)
7.5
6.2
6.2
6.8
6.7
4.8
(6.5)
(4.1)
(5.0)
(13.2)
(5.0)
(5.5)
Beginning Shares Outstanding
Shares Issued
Shares Repurchased

The above chart illustrates the effectiveness of our dilution controls: from January 1, 2020 through December 31, 2025, there was no net dilution after share repurchases. Put simply, during this period, units net settled for cash and share repurchases together exceeded the number of units vesting under the Plan.

Shareholder Value Transfer

We recognize that Institutional Shareholder Services (ISS) evaluates requests for equity compensation plan capacity increases using its concept of shareholder value transfer (SVT). SVT is a calculation that does not take into consideration the importance of retention as a core justification for deferred compensation and, counterintuitively, penalizes firms that extend the vesting periods of deferred compensation. Firms with extended vesting periods will, all else equal, have more outstanding grants at any point in time. Moreover, firms with shorter vesting periods will end up with more shares outstanding. Both of these factors will contribute to a larger SVT measure for firms that emphasize retention of employees as part of their deferred compensation program.

In the case of Stifel, as noted above, on December 31, 2025, the total number of securities to be issued based upon the exercise of then outstanding options and units was 12,002,076 units. The Company estimates that approximately 55% of those outstanding awards will become outstanding shares. As we generally grant awards with a vesting period of 5 to 10 years, the total number of grants outstanding at any given time is effectively double the number of outstanding awards were Stifel to grant awards that vested over a much shorter period of 2 to 3 years.

Proxy Statement for the 2026 Annual Meeting of Shareholders	64

A second issue with the SVT metric is that it focuses exclusively on deferred equity compensation, ignoring completely current and deferred cash compensation. Stifel carefully manages its compensation expense as a whole, and deliberately balances the trade-offs between current and deferred compensation, as well as the trade-offs between equity grants and deferred cash. The SVT metric singles out a single component of a broader system ignoring the broader context of how firms in general, and Stifel in particular, attract and retain talent.

Alignment of Talent with Shareholders

As noted above, a vote on this request is a vote on the form of associate compensation, not on the amount of associate compensation. For the past 25 years, between 5% and 40% of annual individual associate compensation is delivered in the form of RSUs (including PRSUs) that vest over 5 or more years. This method of compensation aligns our associates with our shareholders and also provides a significant retentive feature. If this proposal is not approved by shareholders, that will not reduce the amount of compensation awarded, but would merely change the mix – of compensation for associates and of consideration for acquisitions – in favor of cash.

This has long been our approach; we believe that it has served our shareholders, clients and associates well. We expect this approach, with shareholder approval, to continue to succeed. We are a human capital business that relies on our people to provide the advice and services that are the core of our business. As such, equity compensation is a fundamental element of our pay philosophy for a substantial number of our associates, not just the named executive officers. To illustrate, over 8,000 associates of Stifel participate in our Plan.

The Plan is a primary means by which the Company aligns associate incentives with the interest of shareholders. A percentage of associate incentive compensation is deferred, partly in the form of restricted stock units. The deferral increases with the earnings of the associate. For example, for non-commission associates, the deferral schedule is presently as follows:

Total Compensation Value	Percentage Deferred

less than $200,000	0%

$200,000 - $499,999	15%

$500,000 - $749,999	20%

$750,000 - $999,999	30%

$1,000,000 - $4,999,999	35%

more than $5,000,000	40%

The result is that most of our associates with the greatest influence on shareholder results are themselves significant shareholders, and are accordingly motivated to drive shareholder results. This approach also allows us to maintain the underlying relationship of individual compensation to individual and Company performance. We believe a shareholder mentality across our team is a key to our success, and when we make grants to new talent – whether hired individually or as part of an acquisition – we believe it is important that this shareholder mentality be encouraged from the beginning. RSUs granted under our Plan accomplish this. Our grants under the Plan also encourage our team to achieve goals with due consideration of risk because of the “at-risk” nature of the awards granted, which vest over several years. Deferred share grants also enable us to compete in the competitive financial services industry to attract and retain top talent.

We understand that any compensation plan that substitutes equity for cash will, by definition, be dilutive on a gross share basis. As such, we attempt to minimize dilution through controlling their amount, by share repurchases, and by utilizing the net settlement provisions. As demonstrated above, this approach has been successful.

Best Practices

The Plan includes a number of provisions that the Company believes will reinforce the alignment between the interests of the participants in the Plan and the interests of the Company’s shareholders. These provisions include: No Discounted Options or SARs: Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date. No Repricing, Replacement or Buy-Back without Shareholder Approval: The Company may not reprice, replace or buy back any underwater stock option without shareholder approval. No Transferability: No Award may be transferred, assigned, pledged or encumbered by a participant except pursuant to the laws of descent and distribution or for estate planning purposes. No Evergreen Provision: There is no “evergreen” feature pursuant to which the shares authorized for issuance under the Plan can be automatically replenished. No Automatic Grants: The Plan does not provide for “reload” or other automatic grants to participants. No Tax Gross-Ups: The Plan does not have participant tax gross-ups.

Proxy Statement for the 2026 Annual Meeting of Shareholders	65

In addition, Company’s compensation recovery policy applies to certain executive officers’ incentive-based compensation. This policy is designed to comply with related New York Stock Exchange listing standards and Securities & Exchange Commission rules. Under the policy, in the event of an accounting restatement, the Company will promptly recover from certain current or former executive officers any erroneously awarded cash-based or equity-based compensation paid on the basis of the achievement of financial performance measures, consistent with the policy’s provisions. The policy is available as an exhibit to the Company’s Form 10-K. In addition, the Company’s undelivered restricted stock units (including RSUs and PRSUs), debentures and share grants continue to be subject to separate provisions that could result in forfeiture as a result of engaging in conduct detrimental to Stifel, including any action that results in a restatement of the financial statements of Stifel.

Related Change to Directors’ Reserve

It is also proposed that the shares reserved for issuance to non-employee directors be increased from 2,081,250 to 2,256,250 shares. Estimated annual utilization of shares available for issuance to non-employee directors under the Plan is approximately 30,000 over each of the next 4 years. The proposed increase to shares available for issuance to non-employee directors is approximately proportionate to the Proposed increase in overall Plan capacity, adjusted for expected utilization, given current non-employee director compensation amounts.

Plan Benefits

Because grants of awards will be made from time to time by the Administrator to those persons whom the Administrator determines in its discretion should receive grants of awards, the benefits and amounts that may be received in the future by persons eligible to participate in the Plan are not presently determinable.

Recommendation

Prior to approving the Amendment, the Board considered the various aspects of the Plan, including the number of shares authorized under the Plan, the cost of issuing additional shares, the impact of share dilution on our existing shareholders, the fact that the Plan is essential to permit us to continue what we believe is our highly successful and disciplined utilization of equity-based awards to attract and retain key talent, make opportunistic acquisitions and remain competitive within our industry and the fact that equity-based compensation is a fundamental element of our pay philosophy, as described more fully in the Compensation Discussion and Analysis and other sections of this proxy statement. After these considerations, the Board has unanimously determined that it is in the best interests of the Company and its shareholders for the Amendment to be approved at the Annual Meeting.

Interest of Directors and Executive Officers in the Plan

The officers and employees of the Company and its subsidiaries and the members of the Board are eligible to receive a portion of the awards under the Plan. Accordingly, the members of the Board and the executive officers of the Company have a substantial interest in the approval of the Amendment.

TEXT AND DESCRIPTION OF THE PLAN

The complete text of the Plan, as amended subject to shareholder approval of this proposal, is set forth in Appendix A to this proxy statement, beginning on page 76. A description of the Plan, as amended subject to shareholder approval of this proposal, is set forth in Appendix B to this proxy statement, beginning on page 80.

Plan Capacity Increase Vote

The affirmative vote of a majority of the shares cast at the meeting, directly by participation in the virtual-only meeting or by proxy, is required to authorize amendments to the Plan to increase capacity by 9,000,000 shares, including 175,000 shares to be reserved for non-employee directors.

Proxy Statement for the 2026 Annual Meeting of Shareholders	66

ITEM 5. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ITEM 5	Our Board unanimously recommends a vote FOR ratification of the selection of KPMG LLP as the independent auditor of Stifel FinancialCorp. and its subsidiaries for the calendar year 2026.

The Audit Committee of our Board has selected KPMG LLP to serve as our independent auditor for the year ending December 31, 2026. While it is not required to do so, our Board is submitting the selection of KPMG LLP for ratification in order to ascertain the views of our shareholders with respect to the choice of audit firm. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will be available to answer shareholder questions, and will have the opportunity to make a statement if they desire to do so.

Audit Committee Report

The primary function of our Audit Committee is oversight of our financial reporting process, publicly filed financial reports, internal accounting and financial controls, and the independent audit of the consolidated financial statements. The independent auditors are responsible for expressing an opinion that the consolidated financial statements have been prepared in accordance with generally accepted accounting principles, that management’s assessment that the Company maintained effective internal control over financial reporting is fairly stated, and that the audit of the Company’s consolidated financial statements by the external auditor has been carried out in accordance with the Standards of the Public Company Accounting Oversight Board (United States). The Audit Committee operates pursuant to a written charter which was approved and adopted by the Board. Our Board has determined that each of the members of the Audit Committee is independent within the meaning of the listing standards of the SEC and the NYSE.

As part of its activities, the Audit Committee has:

▶	Reviewed and discussed with management and the independent auditor the Company’s audited financial statements;

▶

Discussed with the independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and

▶

Received the written disclosures and letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence.

Management is responsible for the Company’s system of internal controls and financial reporting process. KPMG LLP is responsible for performing an independent audit of the consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board and for issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. Based on the foregoing review and discussions and a review of the reports of KPMG LLP with respect to the Company’s consolidated financial statements and internal control over financial reporting, and relying thereon, we have recommended to the Board inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors of Stifel Financial Corp.

Michael J. Zimmerman, Chairman

Lisa L. Carnoy, Deputy Chair

Michael W. Brown

Maura A. Markus

Proxy Statement for the 2026 Annual Meeting of Shareholders	67

Auditor Fees

KPMG LLP served as our independent auditor for 2025, and Ernst & Young LLP served as our independent auditor for 2024. The following table presents fees for professional audit services for the audit of our annual consolidated financial statements for these years, as well as fees for the review of our interim consolidated financial statements for each quarter in these years and for all other services performed for these years by KPMG LLP and Ernst & Young LLP.

Type of Fee	Fiscal Year Ended December 31, 2025 ($)	Fiscal Year Ended December 31, 2024 ($)

Audit Fees (1)	4,485,000	5,348,000

Audit-Related Fees (2)	305,000	817,900

Tax Fees (3)	1,685,000	0

All Other Fees (4)	79,000	152,000

Total	6,554,000	6,317,900

(1)

Audit Fees include fees and expenses for professional services rendered in connection with the audits of our annual consolidated financial statements and internal control over financial reporting, including reviews of unaudited quarterly financial statements, SEC registration statement services, and services that are normally provided by independent auditors in connection with required statutory and regulatory filings.

(2)

Audit-Related Fees include fees and expenses principally related to third-party service organization internal control attestation services, reviews of internal controls not related to the audit of our consolidated financial statements and agreed upon procedures engagements.

(3)	Tax Fees include tax compliance and consulting services related to federal, state and international tax returns.
(4)

All Other Fees for the fiscal year ended December 31, 2025, include consulting services related to certain regulatory filings and matters. All Other Fees for the fiscal year ended December 31, 2024 include services related to a foreign regulatory compliance program, investment banking consultation and an annual license fee for access to Ernst & Young’s web-based accounting research tool.

Auditor Services Pre-Approval Policy

The Audit Committee has adopted an auditor services pre-approval policy applicable to services performed for us by our independent auditor. In accordance with this policy, the Audit Committee’s practice is to approve annually all audit, audit-related, and permissible non-audit services to be provided by the independent auditor during the year. If a service to be provided is not pre-approved as part of the annual process or if it may exceed pre-approved fee levels, the service must receive a specific and separate pre-approval by the Audit Committee, which has delegated authority to grant such pre-approvals during the year to the chairperson of the Audit Committee. Any pre-approvals granted pursuant to this delegated authority are reported to the Audit Committee at its next regular meeting.

The Audit Committee has determined that the provision of the non-audit services described in the table above was compatible with maintaining the independence of our independent auditor. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the auditor’s independence. On February 19, 2026 the Audit Committee pre-approved certain services to be provided by our independent auditor relating to engagements occurring on or after that date.

Proxy Statement for the 2026 Annual Meeting of Shareholders	68

BENEFICIAL OWNERSHIP

OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding the amount of common stock beneficially owned, as of April 13, 2026, by each of our directors, the executive officers named in the 2025 Summary Compensation Table, and all of our directors and executive officers as a group.

Name	Number of Shares Beneficially Owned (1) (2)	Percentage of Outstanding Common Stock (3)	Stock Units (4)	Total

Ronald J. Kruszewski (5)	1,883,230	1.22%	614,905	2,498,135

James M. Zemlyak (6)	1,771,928	1.15%	289,157	2,061,085

Victor J. Nesi (7)	423,388	*	212,768	636,156

Thomas B. Michaud	129,733	*	151,128	280,861

C. Brad Raymond	88,341	*	180,615	268,956

James M. Marischen	113,359	*	98,490	211,849

Michael W. Brown	103,265	*		103,265

Michael J. Zimmerman	71,562	*		71,562

Maura A. Markus	44,689	*		44,689

Thomas W. Weisel (8)	19,306	*	12,360	31,666

Adam T. Berlew	24,476	*		24,476

Robert E. Grady (9)	23,142	*		23,142

David A. Peacock (10)	13,765	*		13,765

James P. Kavanaugh	13,627	*		13,627

Lisa L. Carnoy	10,612	*		10,612

Maryam S. Brown	10,430	*		10,430

Directors and Executive Officers as a Group: 21 persons, includes 5 persons not listed above	5,175,917	3.36%	1,952,702	7,128,619

(*)	Shares beneficially owned do not exceed 1% of the outstanding shares of our common stock.

(1)

Except as otherwise indicated, each individual has sole voting and investment power over the shares listed beside his or her name. These shares were listed on regulatory filings by each of the individual directors or executive officers.

(2)

Includes the following shares which have been allocated to such persons under the 401(k) Plan, respectively: Mr. Kruszewski, 3,273; Mr. Zemlyak, 51,414; Mr. Nesi, 289; Mr. Raymond, 174; Mr. Marischen, 6,264; and directors and executive officers as a group, 65,775. Also includes the following shares underlying stock units held by such persons and which are currently vested or which vest within 60 days following

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of April 13, 2026: Ms. Maryam Brown, 2,813; Mr. Michael Brown, 2,813; Ms. Carnoy, 2,813; Mr. Zimmerman, 2,813; Mr. Grady, 0; Mr. Peacock, 2,813; Ms. Markus, 2,813; Mr. Berlew, 2,813; Mr. Kavanaugh, 2,813; and directors and officers as a group, 24,867. Also includes the following RSAs: Mr. Kruszewski, 11,944; Mr. Zemlyak, 5,402; Mr. Nesi, 6,599.

(3)

Based upon 153,794,394 shares of common stock issued and outstanding as of April 13, 2026, and, for each director, officer or the group, the number of shares subject to options or stock units which the director, officer, or the group has the right to acquire currently or within 60 days following that date.

(4)

Includes unvested stock units that will not be converted to shares and delivered within the 60-day period after April 13, 2026, and, therefore, under applicable SEC rules, are not deemed to be “beneficially owned” as of that date. These include RSUs and PRSUs that meet the condition stated in the preceding sentence. PRSUs are included in this column at the “Target” level, but may vest at between 0% and 200% of the “Target” level, as more fully described beginning on page 41. The stock units generally will be transferred into common stock at the end of a three- to six-year period after the date of grant contingent upon the holder’s continued employment with us.

(5)	Includes 557,544 shares held in a limited liability company as to which Mr. Kruszewski has sole voting power (but of which Mr. Kruszewski disclaims 231,460 shares).

(6)

Includes 1,257,633 shares held in a limited liability company as to which Mr. Zemlyak has sole voting power plus 10,672 shares held in trust for a child and 636 separate shares held in his wife’s account, as to both of which he also has sole voting power.

(7)	Includes 62,962 shares held by the Nesi Family Foundation, 46,500 shares held by the Victor Nesi Family Trust and 66,348 held in various trusts for Mr. Nesi’s children.

(8)	Includes 19,306 shares held by the Thomas W. Weisel Trust.

(9)	Includes 23,142 shares held by the Robert E. Grady Revocable Trust.

(10)	Includes 10,952 shares held by the David A. Peacock Revocable Living Trust.

BENEFICIAL OWNERS WITH MORE THAN FIVE PERCENT OF OUR COMMON STOCK

Based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as of April 13, 2026, the persons identified below were the only persons known to us to be a beneficial owner of more than 5% of our common stock.

Name and Address	Number of Shares Beneficially Owned (1)	Percent of Outstanding Common Stock (2)

BlackRock, Inc. 40 East 52nd Street New York, New York 10022	13,516,034 (3)	8.8%

FMR LLC 245 Summer Street Boston, MA 02210	8,796,063 (4)	5.7%

(1)	Share amounts are adjusted to reflect the three-for-two common stock split in February of 2026.
(2)	Based upon 153,794,394 shares of common stock issued and outstanding as of April 13, 2026.
(3)

The information shown is based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 25, 2024 by BlackRock, Inc. It indicates that BlackRock, Inc. has sole voting power as to 13,079,747 shares and sole dispositive power as to 13,516,034 shares.

(4)

The information shown is based on a Schedule 13G/A filed with the Securities and Exchange Commission on November 4, 2025 by FMR, LLC. It indicates that FMR, LLC. has sole voting power as to 8,736,336 shares and sole dispositive power as to 8,796,063 shares.

The Vanguard Group, Inc. has been listed as a beneficial owner of more than 5% of our common stock in recent years, but filed a Schedule 13G/A with the Securities and Exchange Commission on March 31, 2026 in which it reported that it is the beneficial holder of none of our common stock. In a comment, Vanguard Group, Inc. stated “On January 12, 2026, The Vanguard Group, Inc. went through an internal realignment. In accordance with SEC Release No. 34-39538 (January 12, 1998), certain subsidiaries or business divisions of subsidiaries of The Vanguard Group, Inc., that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, Inc., will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group, Inc. in reliance on such release. These subsidiaries and/or business divisions pursue the same investment strategies as previously pursued by The Vanguard Group, Inc. prior to the realignment. Further in accordance with SEC Release No. 34-39538 (January 12, 1998), The Vanguard Group, Inc. no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions.”

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BENEFICIAL OWNERSHIP BY EMPLOYEES

Employee ownership of our common shares is described throughout this Proxy Statement as a fully diluted shares held plus units scheduled to be converted and delivered within 60 days of the noted date, or, where noted, as all shares plus all units scheduled to be converted at any time. Shares listed for any individual employee include those as to which that employee has sole voting power but disclaims economic interests, such as those held for the benefit of children and current and former spouses. Where undelivered shares relate to PRSUs, the number of shares is valued at the “Target” level for reporting purposes, unless otherwise noted.

QUESTIONS & ANSWERS ABOUT THE ANNUAL MEETING

How do I participate in our Annual Meeting? How do I ask a question at our Annual Meeting?

Our 2026 Annual Meeting of Shareholders will be virtual-only. Shareholders as of the record date and holders of valid proxies may attend and participate in the meeting online, vote electronically and submit questions before and during the meeting by visiting http://www.meetnow.global/ML5KQP4 on Tuesday, June 9, 2026 at 11:00 a.m., Central Time. There is no physical location for the meeting. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

Anyone may enter the meeting as a guest in listen-only mode, but only shareholders as of the record date and holders of valid proxies may participate. To participate in the Annual Meeting, you will need to review the information included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

If you are a registered shareholder (that is, if you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to participate in the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Stifel Financial Corp. (SF) holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:00 p.m., Central Time, on June 5, 2026, using one of the following methods:

▶	First Class, Registered or Certified Mail: Computershare, c/o Stifel Financial Corp Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001

▶	Courier Services: Computershare, 150 Royall St, Suite 101, Canton, MA 02021

▶	Email: Forward the email from your broker or attach an image of your legal proxy to legalproxy@computershare.com

▶	Telephone: 1-800-884-4225

▶	Investor Centre™ portal: www.computershare.com/investor

Whether or not you plan to attend the meeting, we urge you to vote and submit your proxy using the methods described in the Notice of Internet Availability of Proxy Materials we have sent to you, or by following the instructions at www.investorvote.com/sf.

Our virtual meeting procedures are intended to authenticate shareholders’ identities, allow shareholders to give their voting instructions, confirm that shareholders’ instructions have been recorded properly, and comport with applicable legal requirements.

Who is soliciting my vote?

Our Board is soliciting your vote at the Annual Meeting.

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What will I be voting on?

1.	Election of twelve Directors, each as nominated by the Board.

2.	An advisory vote to approve executive compensation (Say on Pay).

3.	Adoption of an amendment to the Company’s Certificate of Incorporation to increase by 50% the number of shares of common stock authorized.

4.	Authorization of amendments to the 2001 Incentive Stock Plan (2018 Restatement) to increase capacity by 9,000,000 shares, including 175,000 shares to be reserved for non-employee directors.

5.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026.

How many votes do I have?

You will have one vote for each share of Company common stock you owned on the record date, April 13, 2026, for each of the directors to be elected and on each other proposal presented at the Annual Meeting. Common stock is our only class of outstanding stock. There is no cumulative voting in the election of directors.

Who can vote at our Annual Meeting?

You can vote your shares of common stock at our Annual Meeting if you were a shareholder at the close of business on April 13, 2026, the record date for our Annual Meeting. As of April 13, 2026, there were 153,794,394 shares of common stock outstanding, each of which entitles the holder to one vote for each matter to be voted on at our Annual Meeting.

How many votes must be present to hold the meeting?

76,897,198 votes, which represents a majority of the votes that can be cast at the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

Does any single shareholder control as much as 5% of any class of Stifel’s common stock?

There are two shareholders each that beneficially own over 5% of our common stock. They are described on page 70.

How do I vote?

You can vote either by proxy, with or without participating in the Annual Meeting, or by participating in the virtual-only Annual Meeting. To vote electronically via the Internet, please follow the instructions provided at www.investorvote.com/sf. Alternatively, to vote via telephone, please call (800) 652-VOTE (8683). If you requested that a proxy card be mailed to you, you may fill out your proxy card, date and sign it, and return it in the provided postage-paid envelope. We must receive your proxy card no later than the close of business on June 5, 2026 for your proxy to be valid and for your vote to count. Our employees who participate in our employee benefit plans may vote those shares in this same manner. If you want to vote by participating directly in the virtual-only Annual Meeting, you must follow the instructions describe above in the answer to the question How do I participate in our Annual Meeting?

How many shares are held in the Stifel Financial Profit Sharing 401(k) Plan?

On April 13, 2026, the Stifel Financial Profit Sharing 401(k) Plan (the “401(k) Plan”) held 2,637,792 shares of our common stock in the name of Fidelity, as trustee of the 401(k) Plan. If you are a participant in the 401(k) Plan, you may instruct Fidelity how to vote shares of common stock credited to your 401(k) Plan account by following the instructions provided at www.investorvote.com/sf. Alternatively, to vote via telephone, please call (800) 652-VOTE (8683). If you requested that a proxy card be mailed to you, you may fill out your proxy card, date and sign it, and return it in the provided postage-paid envelope. We must receive your proxy card no later than the close of business on June 5, 2026 for your proxy to be valid and for your vote to count. If no proper voting direction is received, Fidelity, in its capacity as the 401(k) Plan trustee, will vote your shares held in the 401(k) Plan in the same proportion as votes received from other participants in the 401(k) Plan.

Can I change my vote?

Yes. Prior to the meeting date, you may cast a new vote by telephone, Internet, or via the links on our intranet, or request and return a proxy card with a later date, or send a written notice of revocation to Mark P. Fisher, our Corporate Secretary, at One Financial Plaza, 501 North Broadway, St. Louis, Missouri 63102, or e-mail us at investorrelations@stifel.com. If you participate in the virtual-only Annual Meeting, you can request that your previously submitted proxy not be used.

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What are the votes required for these items?

▶

In an uncontested election, as is the case in this election, each nominee for director shall be elected to the Board if the votes cast “for” such nominee’s election exceed the “withhold” votes cast against such nominee’s election. Shares represented by your proxy will be voted in accordance with your direction as to the election of directors from the persons listed below as nominees. In the absence of direction, the shares represented by your proxy will be voted “for” the election of each nominee. In the event any person listed as a nominee becomes unavailable as a candidate for election, it is intended that the shares represented by your proxy will be voted for the remaining nominees and any substitute nominee recommended by the Board.

▶

The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote is required for approval of Item 3. Because Item 3 requires a majority of outstanding shares, abstentions and broker non-votes will have the same practical effect as votes cast against Item 3.

▶

The affirmative vote of a majority of the shares of our common stock cast at the meeting or by proxy is required for approval of Items 2, 4 and 5. Abstentions and broker non-votes are not counted as shares cast and will have no effect on the outcome of these items.

What if I don’t vote for some of the matters listed in these proxy materials or on my proxy card?

If you vote for some, but not all, matters electronically or by telephone, or return a proxy card without indicating your vote with regard to a particular matter, your shares will be voted “for” all of the nominees listed on the card for which you do not indicate a contrary intention, and “for” each of items 1, 2, 4 and 5, except to the extent you indicate a contrary intention, and your shares will be voted in the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting. For Item 3, if you do not vote for that matter, your shares will be voted “against”.

How are broker non-votes and abstentions treated?

Under the rules of the NYSE, because the proposals to be acted upon at the Annual Meeting include both routine and non-routine matters, your broker or nominee may return proxy cards that vote uninstructed shares “FOR” or “AGAINST” Item 5, which is a routine matter, but your broker or nominee may not vote your shares without your specific voting instructions on Items 1, 2, 3 and 4, which are non-routine matters. Accordingly, if you do not instruct your broker or nominee as to how to vote your shares on Items 1, 2, 3 and 4, this would be a broker “non-vote”, and your shares would not be counted as having been voted on the applicable proposal. We therefore encourage you to instruct your broker or nominee on how you wish to vote your shares. Please vote; your vote is important. Voting on matters presented at shareholders meetings, particularly the election of directors, is the primary method for shareholders to influence the direction taken by a publicly traded company. We urge you to participate in the election through any of the above-noted means. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

For Items 1, 2, 4 and 5, when tabulating the voting results for any particular proposal, shares that constitute broker non-votes and, pursuant to our By-Laws, abstentions are not considered votes cast on that proposal. Accordingly, broker non-votes and abstentions will not affect the outcome of Items 1, 2, 4 and 5.

For Item 3, approval requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote. Because the required threshold is measured against all outstanding shares rather than only shares cast, abstentions and broker non-votes on Item 3 will have the same practical effect as votes cast against Item 3. Stockholders are therefore particularly encouraged to provide voting instructions with respect to Item 3.

In order to minimize the number of broker non-votes, the Company encourages you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice of Internet Availability of Proxy Materials.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that will be considered at the Annual Meeting. If any other matters arise at the Annual Meeting, the proxies will be voted at the discretion of the proxy holders.

Where can I find the voting results of the Annual Meeting?

We expect to announce preliminary voting results at our annual meeting. The final voting results will be reported on a Current Report on Form 8-K that will be filed with the SEC and be available on our website.

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What happens if the meeting is adjourned or postponed?

Your proxy will still be valid and may be voted at the adjourned or postponed meeting.

Why did I receive a one-page notice of internet availability of proxy materials instead of a full set of proxy materials?

As permitted by the SEC rules, we have elected to provide access to our proxy materials over the Internet. Accordingly, we mailed a Notice of Internet Availability of Proxy Materials to our shareholders of record and beneficial owners who have not previously requested a printed or electronic set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our Proxy Statement and annual report and vote online, and how to request a printed set of proxy materials.

How can I access Stifel’s proxy materials and annual report electronically?

To vote electronically via the Internet, you will need your control number, which was provided to you in the Notice of Internet Availability of Proxy Materials or the proxy card included in your printed or electronic set of proxy materials. Once you have your control number, you may go to www.investorvote.com/sf and enter your control number when prompted to vote. To request the proxy materials electronically, you may either call (800) 652-VOTE (8683) or send an e-mail requesting electronic delivery of the materials to investorrelations@stifel.com. Additionally, the proxy materials are available at www.investorvote.com/sf and at www.stifel.com/investorrelations.

How can I make a Shareholder Proposal for the 2027 Annual Meeting?

In order to be considered for inclusion in the proxy statement for the 2027 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, the written shareholder proposal must be received at our principal executive offices no later than December 30, 2026, which is 120 days prior to the anniversary of the date on which we first mailed this proxy statement. The proposal should be addressed to Stifel Financial Corp., Attention: Mark P. Fisher, Corporate Secretary, One Financial Plaza, 501 North Broadway, St. Louis, Missouri 63102. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Upon receipt of any such proposal, we will determine whether to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies. Shareholder proposals not intended to be included in the Company’s proxy statement may be brought before an Annual Meeting in accordance with the advance notice procedures detailed in our By-Laws, and must be received at our principal executive offices no earlier than February 9, 2027 and no later than March 11, 2027, which is not less than 90 days nor more than 120 days prior to the first anniversary of the 2026 Annual Meeting; provided that if the date of the 2027 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice must be received no earlier than the 120th day prior to the 2027 Annual Meeting and no later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the first public announcement of the meeting date. Shareholder proposals must be in proper written form and meet the detailed disclosure requirements set forth in our By-Laws. If you would like to receive a copy of the provisions of our By-Laws setting forth these requirements, you should write to Stifel Financial Corp., Attention: Mark P. Fisher, Corporate Secretary, One Financial Plaza, 501 North Broadway, St. Louis, Missouri 63102. Any proposals that we receive that are not in accordance with the above standards will not be voted on at the 2027 Annual Meeting. A shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Securities Exchange Act of 1934 must provide notice that sets forth the information required by Rule 14a-19 no later than April 10, 2027, which is 60 days prior to the anniversary of the 2026 Annual Meeting date, and must deliver to the Company no later than seven business days prior to the 2027 Annual Meeting reasonable evidence of compliance with the solicitation requirements of Rule 14a-19(a)(3). A shareholder may nominate candidates for election as directors at shareholder meetings by following the procedures set forth in this proxy statement on page 21.

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OTHER MATTERS

Householding

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements, annual reports, and other deliverables with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We household our deliverables to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of distributed materials, or if you are receiving multiple copies of distributed materials and wish to receive only one, please contact us in writing or by telephone at Stifel Financial Corp., Attention: Mark P. Fisher, Corporate Secretary, One Financial Plaza, 501 North Broadway, St. Louis, Missouri 63102, (415) 364-2500. We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a shareholder at a shared address to which a single copy of either document was delivered.

Other Business

Management knows of no business to be brought before the Annual Meeting other than that set forth herein. However, if any other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters. Even if you plan to participate in the virtual meeting directly, we urge you to promptly vote your shares over the Internet, by telephone, or if you requested printed copies of the proxy materials, you can vote by dating, signing, and returning the proxy card in the postage-paid return envelope. Your cooperation in giving this your prompt attention is appreciated.

Miscellaneous

The Company will bear the cost of solicitation of proxies. Proxies will be solicited by mail, telephone, Internet, or other electronic means. They also may be solicited by officers and regular employees of us and our subsidiaries personally or by telephone, but such persons will not be specifically compensated for such services. Brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons and will be reimbursed for their reasonable expenses incurred in connection therewith.

By Order of the Board of Directors,

Mark P. Fisher, Corporate Secretary

April [●], 2026

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APPENDICES

APPENDIX A: STIFEL FINANCIAL CORP. 2001 INCENTIVE STOCK PLAN (2018 RESTATEMENT)

Note: Currently proposed amendments are indicated in Section 3, below. Note that the text of the quantities being amended do not reflect subsequent splits, but were effectively increased automatically by clause 12(a). The text of the amending quantities do reflect past splits.

Stifel Financial Corp. 2001 Incentive Stock Plan (2018 Restatement)

1.	Background and Purpose

Stifel Financial Corp. (the “Corporation”) adopted the Stifel Financial Corp. 2001 Incentive Stock Plan (the “ISP”) at its annual stockholder meeting in 2001 and has amended it from time to time, with the consent of the Corporation’s stockholders, most recently in 2016. The Corporation adopted (the “EIP”) at its annual shareholder meeting in 2000, and has amended it from time to time, with the consent of the Corporation’s stockholders, most recently in 2016. The Corporation now wishes to have a single equity incentive plan for key employees, directors, officers and consultants and has amended and restated the ISP into this 2001 Incentive Stock Plan (2018 Restatement) (as it may be further amended from time to time, the “Plan”). The purpose of the Plan is to encourage key employees, directors, officers and consultants of the Corporation as may be designated in the manner set forth in this Plan, to be granted benefits of the kind set forth in this Plan on a basis mutually advantageous with the Corporation and thus provide an incentive for such recipients to continue to contribute to the success of the Corporation and align their interests with the interests of the stockholders of the Corporation.

2.	Administration

The Plan shall be administered by the Board of Directors of the Corporation or the Compensation Committee of the Board of Directors (the “Administrator”).

The authority to select persons eligible to participate in the Plan, to grant benefits in accordance with the Plan, and to establish the timing, pricing, amount and other terms and conditions of such grants (which need not be uniform with respect to the various participants or with respect to different grants to the same participant), may be exercised by the Administrator in its sole discretion, or by any member of the Compensation Committee of the Board of Directors upon a specific recommendation from the Executive Committee of Stifel, Nicolaus & Company, Incorporated.

Subject to the provisions of the Plan, the Administrator shall have exclusive authority to interpret and administer the Plan, to establish appropriate rules relating to the Plan, to delegate some or all of its authority under the Plan and to take all such steps and make all such determinations in connection with the Plan and the benefits granted pursuant to the Plan as it may deem necessary or advisable.

The Board of Directors in its discretion may delegate and assign specified duties and authority of the Administrator to any other committee and retain the other duties and authority of the Administrator to itself.

3.	Shares Reserved Under the Plan

Subject to the provisions of Section 12 (relating to adjustment for changes in capital stock), the Plan shall reserve for issuance under the Plan an aggregate of 99,674,973~~42,787,500~~ shares of common stock, $0.15 par value per share (the “Common Stock”) of the Corporation (the “Initial Reserve”), which may be authorized but unissued or treasury shares including shares reacquired by the Corporation such as shares purchased in the open market or in private transactions. However, subject to Section 12 (relating to adjustment for changes in capital stock), 2,256,250~~1,387,500~~ shares of Common Stock in the Initial Reserve shall be reserved only for participants who are non-employee directors and no other portion of the reserve shall be utilized for such non-employee directors (the “Directors’ Reserve”). For clarity, each of the Initial Reserve and the Directors’ Reserve shall be inclusive of prior utilization under the ISP and ESP, respectively, such that no additional shares shall be reserved under the Plan as under the ISP and ESP.

As used in this Section 3, the term “Plan Maximum” shall refer to the number of shares of Common Stock of the Corporation that are available for grant of awards pursuant to the Plan with respect to the Initial Reserve or Directors’ Reserve, as applicable. Stock underlying outstanding options, stock appreciation rights, or performance awards will reduce the Plan Maximum while such options, stock appreciation rights or performance awards are outstanding. Shares underlying expired, canceled or forfeited options, stock appreciation rights or performance awards shall be added back to the Plan Maximum. When the exercise price of stock options is paid by delivery of shares of Common Stock, or if the Administrator approves the withholding of shares from a distribution in payment of the exercise price or tax withholding obligations relating to any award, the Plan Maximum shall be reduced by the net (rather than the gross) number of shares issued pursuant to such award, regardless of the number of shares surrendered or withheld in payment. If the Administrator approves the payment of cash to an optionee equal to the difference between the fair market value and the exercise price of stock subject to an option, or if a stock appreciation right is exercised for cash or a performance or other award is paid in cash, the Plan Maximum shall be increased by the number of shares with respect to which such payment is applicable. Restricted stock issued pursuant to the Plan will reduce the Plan Maximum while outstanding even while subject to restrictions. Shares of restricted stock shall be added back to the Plan Maximum if such restricted stock is forfeited or is returned to the Corporation as part of a restructuring of benefits granted pursuant to the Plan or otherwise. When shares of Common Stock are transferred in satisfaction of a stock unit, the Plan Maximum shall be reduced by the net (rather than the gross) number of shares issued, regardless of the number of shares withheld in payment of tax withholding obligations. For purposes of applying the foregoing, awards granted under the ISP or EIP shall be treated as if they were granted under this Plan.

4.	Participants

Participants will consist of such officers, directors, employees and consultants of the Corporation or any designated subsidiary as the Administrator in its sole discretion shall determine. Designation of a participant in any year shall not require the Administrator to designate such person to receive a benefit in any other year or to receive the same type or amount of benefit as granted to the participant in any other year or as granted to any other participant in any

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year. The Administrator shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective benefits.

5.	Types of Benefits

The following benefits may be granted under the Plan:

(a) stock appreciation rights (“SARs”);

(b) restricted stock (“Restricted Stock”);

(c) performance awards (“Performance Awards”);

(d) incentive stock options (“ISOs”);

(e) nonqualified stock options (“NQSOs”); and

(f) Stock Units, all as described below.

In all events, the per-share exercise or purchase price of any SARs, ISOs or NQSOs granted under the Plan shall not be less than 100% of the fair market value of a share of Common Stock on the date of grant of the award, provided that the per-share exercise price of any ISOs granted to individuals described in Code Section 422(b)(6) (relating to certain 10% shareholders) shall not be less than 110% of the fair market value of a share of Common Stock on the date of grant of the option.

6.	Stock Appreciation Rights

A SAR is the right to receive all or a portion of the difference between the fair market value of a share of Common Stock at the time of exercise of the SAR and the exercise price of the SAR established by the Administrator, subject to such terms and conditions set forth in a SAR agreement as may be established by the Administrator in its sole discretion. At the discretion of the Administrator, SARs may be exercised:

(a) in lieu of exercise of an option,

(b) in conjunction with the exercise of an option,

(c) upon lapse of an option,

(d) independent of an option or

(e) each of the above in connection with a previously awarded option under the Plan.

If the option referred to in (a), (b) or (c) above qualified as an ISO pursuant to Section 422 of the Code, the related SAR shall comply with the applicable provisions of the Code and the regulations issued thereunder. At the time of grant, the Administrator may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a SAR, and may impose conditions on exercise of a SAR. At the discretion of the Administrator, payment for SARs may be made in cash or shares of Common Stock of the Corporation, or in a combination thereof. SARs will be exercisable not later than ten years after the date they are granted and will expire in accordance with the terms established by the Administrator.

7.	Restricted Stock

Restricted Stock is Common Stock of the Corporation issued or transferred under the Plan (other than upon exercise of stock options or as Performance Awards) at any purchase price less than the fair market value thereof on the date of issuance or transfer, or as a bonus, subject to such terms and conditions set forth in a Restricted Stock agreement as may be established by the Administrator in its sole discretion. In the case of any Restricted Stock:

(a) The purchase price, if any, will be determined by the Administrator.

(b) The period of restriction shall be established by the Administrator for any grants of Restricted Stock;

(c) Restricted Stock may be subject to

(i) restrictions on the sale or other disposition thereof;

(ii) rights of the Corporation to reacquire such Restricted Stock at the purchase price, if any, originally paid therefor upon termination of the employee’s employment or the participant’s service to the Corporation or its subsidiaries within specified periods;

(iii) representation by the participant that he or she intends to acquire Restricted Stock for investment and not for resale; and

(iv) such other restrictions, conditions and terms as the Administrator deems appropriate.

(d) The participant shall be entitled to all dividends paid with respect to Restricted Stock during the period of restriction and shall not be required to return any such dividends to the Corporation in the event of the forfeiture of the Restricted Stock.

(e) The participant shall be entitled to vote the Restricted Stock during the period of restriction.

(f) The Administrator shall determine whether Restricted Stock is to be delivered to the participant with an appropriate legend imprinted on the certificate or if the shares are to be issued in the name of a nominee or deposited in escrow pending removal of the restrictions.

8.	Performance Awards

Performance Awards are Common Stock of the Corporation, monetary units or some combination thereof, to be issued without any payment therefor, in the event that certain performance goals established by the Administrator are achieved over a period of time designated by the Administrator, but not in any event more than five years. The goals established by the Administrator may include return on average total capital employed, earnings per share, increases in share price or such other goals as may be established by the Administrator. In the event the minimum corporate goal is not achieved at the conclusion of the period, no payment shall be made to the participant. Actual payment of the award earned shall be in cash or in Common Stock of the Corporation or in a combination of both, as the Administrator in its sole discretion determines. If Common Stock of the Corporation is used, the participant shall not have the right to vote and receive dividends until the goals are achieved and the actual shares are issued.

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9.	Incentive Stock Options

ISOs are stock options issued to employees to purchase shares of Common Stock at not less than 100% of the fair market value of the shares on the date the option is granted, subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion that conform to the requirements of Section 422 of the Code. Said purchase price may be paid:

(a) by check or

(b), in the discretion of the Administrator, by the delivery of shares of Common Stock of the Corporation owned by the participant, or

(c), in the discretion of the Administrator, by a combination of any of the foregoing, in the manner provided in the option agreement.

The aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under all option plans of the Corporation and its subsidiary corporations) shall not exceed $100,000 (and any options granted in excess of this amount will be NQSOs).

10.	Nonqualified Stock Options

NQSOs are nonqualified stock options to purchase shares of Common Stock at purchase prices established by the Administrator on the date the options are granted, subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion. The purchase price may be paid:

(a) by check or

(b), in the discretion of the Administrator, by the delivery of shares of Common Stock of the Corporation owned by the participant, or simply by delivering to the participant upon exercise of the option only the net number of shares of Common Stock with a value equal to the difference between the fair market value of the shares subject to the option and the exercise price of the option, or

(c), in the discretion of the Administrator, by a combination of any of the foregoing, in the manner provided in the option agreement.

NQSOs granted after the date of stockholder approval of the Plan shall be exercisable no later than ten years after the date they are granted.

11.	Stock Units

A Stock Unit represents the right to receive a share of Common Stock from the Corporation at a designated time in the future, subject to such terms and conditions set forth in a Stock Unit agreement as may be established by the Administrator in its sole discretion. At the sole discretion of the Administrator, a Stock Unit may be paid in cash or shares of Common Stock, or a combination thereof. The participant generally does not have the rights of a stockholder until receipt of the Common Stock. The Administrator may in its discretion provide for payments in cash, or adjustment in the number of Stock Units, equivalent to the dividends the participant would have received if the participant had been the owner of shares of Common Stock instead of the Stock Units.

12.	Adjustment Provisions

(a) If the Corporation shall at any time change the number of issued shares of Common Stock without new consideration to the Corporation (such as by stock dividends or stock splits) or pay any extraordinary cash dividend on shares of Common Stock, the total number of shares reserved for issuance under the Plan, the number of shares covered by each outstanding benefit and/or the exercise price thereof (if applicable) shall be adjusted so that the aggregate consideration payable to the Corporation, if any, and the value of each such benefit shall not be changed. Benefits may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

(b) Notwithstanding any other provision of the Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

13.	Change in Control

In the event of a Change in Control of the Corporation, as defined below, the vesting of all outstanding SARs, shares of Restricted Stock, ISOs, NQSOs and Stock Units shall be accelerated only to the extent set forth in the applicable agreement established by the Administrator in its sole discretion.

“Change in Control” means:

(a) The acquisition by one person, or more than one person acting as a group, of ownership of stock of the Corporation that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Corporation;

(b) The acquisition by one person, or more than one person acting as a group, of ownership of stock of the Corporation, that together with stock of the Corporation acquired during the twelve-month period ending on the date of the most recent acquisition by such person or group, constitutes 30% or more of the total voting power of the stock of the Corporation;

(c) A majority of the members of the Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of the appointment or election;

(d) One person, or more than one person acting as a group, acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or group) assets from the Corporation that have a total gross fair market value (determined without regard to any liabilities associated with such assets) equal to or more than 40% of the total gross fair market value of all of the assets of the Corporation immediately before such acquisition or acquisitions.

Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Corporation.

This definition of Change in Control shall be interpreted in accordance with, and in a manner that will bring the definition into compliance with, the regulations under Section 409A of the Code.

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14.	Nontransferability

Each benefit granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, NQSOs granted under the Plan may be transferred, without consideration, to a Permitted Transferee (as defined below). Benefits granted under the Plan shall be exercisable, during the participant’s lifetime, only by the participant or a Permitted Transferee. In the event of the death of a participant, exercise or payment shall be made only:

(a) By or to the Permitted Transferee, executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the benefit shall pass by will or the laws of descent and distribution; and

(b) To the extent that the deceased participant or the Permitted Transferee, as the case may be, was entitled thereto at the date of his death.

For purposes of this Section 14, “Permitted Transferee” shall include: (i) one or more members of the participant’s family, (ii) one or more trusts for the benefit of the participant and/or one or more members of the participant’s family, or (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the participant and members of the participant’s family exceed 80% of all interests. For this purpose, the participant’s family shall include only the participant’s spouse, children and grandchildren.

15.	Taxes

The Corporation will be authorized to withhold from any amounts payable or shares deliverable under the Plan, amounts due under applicable federal or state income, social security, payroll, withholding or other tax laws or regulations (and may withhold such greater amount as is permissible under applicable tax, legal, accounting and other guidance), and to take such other action as the Administrator may deem advisable to enable the Corporation to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any amounts payable or shares deliverable under the Plan, and to defer such payment or delivery until indemnified to its satisfaction in respect of such obligations. This authority shall include authority to withhold or receive shares or other property and to make cash payments in respect thereof in satisfaction of such tax obligations, either on a mandatory or elective basis in the discretion of the Administrator.

16.	Tenure

A participant’s right, if any, to continue to serve the Corporation and its subsidiaries as a director, officer, employee, consultant or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

17.	Duration, Interpretation, Amendment and Termination

No benefit shall be granted after August 6, 2028. The terms and conditions applicable to any benefit granted within such period may thereafter be amended or modified by mutual agreement between the Corporation and the participant or such other person as may then have an interest therein. Without the prior approval of the Corporation’s stockholders, the Corporation will not effect a “repricing” (as defined below) of any stock options or other benefits granted under the terms of the Plan. For purposes of the immediately preceding sentence, a “repricing” shall be deemed to mean any of the following actions or any other action having the same effect:

(a) the lowering of the purchase price of an option or other benefit after it is granted;

(b) the canceling of an option or other benefit in exchange for another option or benefit at a time when the purchase price of the cancelled option or benefit exceeds the fair market value of the underlying stock (unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction);

(c) the purchase of an option or other benefit for cash or other consideration at a time when the purchase price of the purchased option or benefit exceeds the fair market value of the underlying stock (unless the purchase occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction); or

(d) an action that is treated as a repricing under generally accepted accounting principles.

To the extent that any stock options or other benefits which may be granted within the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Administrator, and to the extent that any such stock options or other benefits would so qualify within the terms of the Plan, the Administrator shall have full and complete authority to grant stock options or other benefits that so qualify (including the authority to grant, simultaneously or otherwise, stock options or other benefits which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such stock option or other benefits under the Plan.

The Board of Directors may amend the Plan from time to time or terminate the Plan at any time; provided, however, that no amendment of this Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule. Further, no amendment of the Plan shall, without approval of the stockholders of the Corporation, (a) increase the total number of shares which may be issued under the Plan or increase the amount or type of benefits that may be granted under the Plan; or (b) modify the requirements as to eligibility for benefits under the Plan. No action authorized by this paragraph shall reduce the amount of any existing benefit or change the terms and conditions thereof without the participant’s consent.

18.	Effective Date

This 2001 Stifel Financial Corp. Incentive Stock Plan (2018 Restatement) shall become effective as of the date it was adopted by the Board of Directors of the Corporation (the “Effective Date”), provided that the issuance or distribution of any shares of Common Stock under this Plan is subject to approval of this Plan by the Corporation’s stockholders in accordance with the Corporation’s organizational documents, applicable exchange listing requirements and applicable law and no such issuance or distribution shall occur prior to such approval.

* * *

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APPENDIX B: DESCRIPTION OF THE INCENTIVE STOCK PLAN

The followin1012

g summary of the material terms of the Plan is qualified in its entirety by reference to the terms of the Plan.

Purpose

The purpose of the Plan is to encourage key employees, directors, officers and consultants of the Company or any designated subsidiary, as may be designated in the manner set forth in the Plan, to be granted awards of the kind set forth in the Plan on a basis that we believe is mutually advantageous between the recipient and the Company and thus provides an incentive for the recipients to continue to contribute to the success of the Company and align their interests with the interests of the shareholders of the Company. As of April 2026, we have approximately 9,000 employees and 10 non-employee directors eligible for awards under the Plan.

Shares Reserved

The total number of shares of common stock that will be reserved for issuance under the Plan if this proposal to increase the share capacity under the Plan is approved is 99,674,973, of which 2,256,250 are reserved for issuance solely to non-employee directors. These shares may be authorized but unissued or treasury shares, including shares reacquired by the Company through open market purchases or in private transactions. The number of shares authorized for issuance under the Plan is subject to adjustment in the event of any change in the outstanding shares of common stock by reason of a stock dividend or stock split or resulting from a reorganization, sale, merger or similar transaction, or in the event of any extraordinary dividend. Shares underlying expired, canceled or forfeited awards or otherwise not issued with respect to an award, and shares used to pay the exercise price and tax withholding relating to awards, do not count as shares issued under the Plan. If an award is settled in cash, any shares not issued with respect to such award also will not count as shares issued under the Plan. These same principles apply ratably not only to the entire reserve, but also to the portion of that reserve allocated to non-employee directors. Notwithstanding any other provision of the Plan, and without affecting the number of shares reserved or available under the Plan, the Board may authorize the issuance or assumption of awards in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

Administration

The Plan is administered by either the Board or the Compensation Committee (which we refer to in this proxy statement, as applicable, as the Administrator). The Administrator, or any member of the Compensation Committee upon a specific recommendation from the Executive Committee of Stifel, Nicolaus & Company, Incorporated (which we refer to in this proxy statement as the Executive Committee), is authorized to determine the individuals to whom the awards will be granted, the type and amount of the awards and the terms and conditions of the awards. The Administrator shall have the exclusive authority to interpret and administer the Plan, to establish rules relating to the Plan, to delegate some or all of its authority under the Plan and to take such other steps and make such other determinations as it may deem necessary or advisable. The Board in its discretion may delegate and assign specified duties and authority of the Administrator to any other committee and retain the other duties and authority of the Administrator to itself.

Eligibility and Description of Awards

Under the terms of the Plan, officers, directors, employees and consultants of the Company and its subsidiaries as determined in the sole discretion of the Administrator are eligible to receive:

▶	stock appreciation rights (which we refer to in this proxy statement as SARs);

▶	restricted shares of common stock (which we refer to in this proxy statement as Restricted Stock, and which include RSAs (as defined elsewhere in this proxy statement));

▶	performance awards (which we refer to in this proxy statement as Performance Awards);

▶

stock options (which we refer to in this proxy statement as Stock Options) exercisable into shares of common stock, which may or may not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) (options so qualifying are hereinafter referred to in this proxy statement as Incentive Stock Options and are not available to non-employee directors or consultants); and

▶	stock units (which include RSUs and PRSUs, as defined elsewhere in this proxy statement).

Stock Appreciation Rights

The Administrator may grant SARs giving the holder thereof a right to receive, at the time of surrender, a payment equal to the difference between the fair market value of a share of common stock on the date of surrender of the SAR and the exercise price of the SAR established by the Administrator at the time of grant, subject to any limitation imposed by the Administrator in its sole discretion (and in all events such exercise price shall not be less than the fair market value of a share on the grant date of the SAR). In the Administrator’s discretion, the value of a SAR may be paid in cash or common stock, or a combination thereof. A SAR may be granted either independent of, or in conjunction with, any Stock Option. The term of any SAR shall be established by the Administrator, but in no event shall a SAR be exercisable after ten years from the date of grant. If granted in conjunction with a Stock Option, at the discretion of the Administrator, a SAR may either be surrendered:

▶	in lieu of the exercise of such Stock Option;

▶	in conjunction with the exercise of such Stock Option; or

▶	upon expiration of such Stock Option.

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Restricted Stock

The Administrator may issue shares of common stock either as a stock bonus or at a purchase price equal to or less than fair market value, subject to the restrictions or conditions specified by the Administrator at the time of grant. During the period of restriction, holders of Restricted Stock shall be entitled to receive all dividends and other distributions made in respect of such stock and to vote such stock without limitation.

Performance Awards

The Administrator may grant Performance Awards consisting of shares of our common stock, monetary units payable in cash or a combination thereof. These grants would result in the issuance, without payment therefor, of common stock or the payment of cash upon the achievement of certain pre-established performance goals established by the Administrator over a period of time not to exceed five years. Performance goals may include return on average total capital employed, earnings per share or increases in share price or such other goals as may be established by the Administrator in its sole discretion. Holders of Performance Awards have no right to receive dividends on or to vote any shares subject to Performance Awards until the goals are achieved and the shares are issued.

Stock Options

Stock Options granted under the Plan shall entitle the holder to purchase our common stock at an exercise price established by the Administrator, which price shall not be less than the fair market value of our common stock on the date of grant (or not less than 110% of the fair market value of our common stock on the date of grant with respect to Incentive Stock Options granted to certain large shareholders). There is no maximum or minimum number of shares for which a Stock Option may be granted; however, for any employee, the aggregate fair market value of common stock subject to Incentive Stock Options that are exercisable for the first time in any calendar year of the Company may not exceed $100,000 under all option plans of the Company and its subsidiaries (any options granted in excess of this amount will be non-qualified Stock Options). Consultants and non-employee directors are not eligible to receive grants of Incentive Stock Options. The Administrator shall determine the term of Stock Options and the times at, and conditions under which, Stock Options will become exercisable. Stock Options will not be exercisable after ten years from the date of the grant. The exercise price may be paid:

▶	by a check;

▶

in the discretion of the Administrator, by the delivery of shares of common stock owned by the participant or with respect to Stock Options that are not Incentive Stock Options, by withholding shares otherwise deliverable on the exercise of the Stock Option; or

▶	in the discretion of the Administrator, by a combination of any of the foregoing, in the manner provided in the Stock Option agreement.

Stock Units

The Administrator may issue Stock Units representing the right to receive shares of our common stock (or cash of an equivalent value or in a combination of common stock and cash) at a designated time in the future, subject to the terms and conditions as established by the Administrator in its sole discretion. A holder of Stock Units generally does not have the rights of a shareholder until receipt of the common stock, but, in the Administrator’s sole discretion, may receive payments in cash or adjustments in the number of Stock Units equivalent to the dividends the holder would have received if the holder had been the owner of shares of common stock instead of Stock Units.

Non-Transferability

Each award granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, that non-qualified Stock Options granted under the Plan may be transferred, without consideration, to (which we refer to in this proxy statement as, in each case, a Permitted Transferee):

▶	one or more members of the participant’s family;

▶	one or more trusts for the benefit of the participant and/or one or more members of the participant’s family;

▶

one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the participant and members of the participant’s family exceed 80% of all interests.

For this purpose, the participant’s family shall include only the participant’s spouse, children and grandchildren. Awards granted under the Plan shall be exercisable, during the participant’s lifetime, only by the participant or a Permitted Transferee.

Change in Control

In the event of a “Change in Control” (as defined in the Plan) of the Company, the vesting of all outstanding SARs, shares of Restricted Stock, Stock Options and Stock Units shall be accelerated only to the extent set forth in the applicable agreement established by the Administrator.

Adjustments

If the Company shall at any time change the number of issued shares of common stock without new consideration to the Company (such as by stock dividends or stock splits) or pay any extraordinary cash dividend on shares of common stock, the total number of shares reserved for issuance under the Plan, the number of shares covered by each outstanding award and/or the exercise price thereof (if applicable) shall be adjusted so that the aggregate consideration payable to the Company, if any, and the value of each such award shall not be changed. Awards may also contain provisions for their continuation or for other equitable adjustments after changes in the common stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

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Duration

No awards will be granted under the Plan after August 6, 2028.The Board may terminate the Plan at any time and from time to time may amend or modify the Plan; provided, however, that no such action of the Board may, without the approval of the shareholders of the Company, increase the total amount of stock or the amount or type of awards that may be issued under the Plan or modify the requirements as to eligibility for awards. Additionally, the Board may not reduce the amount of any existing award or change the terms or conditions thereof without the participant’s consent. Finally, the Board may not, without the approval of the Company’s shareholders, effect a “repricing” (as defined in the Plan) of any Stock Options or SARs granted under the Plan. Generally, under the Plan, a repricing includes the lowering of the exercise price of a Stock Option or a SAR, the exchange or cashing out of a Stock Option or a SAR when it is not in the money or any other event that is treated as a repricing under generally accepted accounting principles.

Summary of U.S. Federal Income Tax Consequences

The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that might apply to a participant based on his or her particular circumstances, nor does it address state, local or foreign income tax or other tax considerations that may be relevant to a participant.

PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE, LOCAL OR FOREIGN INCOME TAX OR OTHER TAX CONSIDERATIONS.

Stock Units: A participant will recognize no taxable income when Stock Units are granted, and the Company or a subsidiary, as applicable, is not entitled to a deduction upon such grant. When the award is settled and the participant receives cash or shares, the participant will recognize compensation taxable as ordinary income equal to the amount of cash received or the fair market value of the shares at that time (as applicable) and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will be entitled to a corresponding deduction. A participant’s tax basis in shares received at the end of a restriction period will be equal to the fair market value of such shares when the participant receives them, and the participant’s holding period will begin on such date. Upon the sale of such shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands. Dividend equivalents will be taxable to participants upon distribution as compensation, and accordingly, the participant will recognize ordinary income (not dividend income) in such amount and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will receive a corresponding deduction. In addition, as discussed below, Stock Units may be considered deferred compensation that must comply with the requirements of Section 409A of the Code in order to avoid early income inclusion and tax penalties.

Incentive Stock Options: Upon the grant of an Incentive Stock Option, the option holder will not recognize any income. In addition, no income for regular income tax purposes will be recognized by an option holder upon the exercise of an Incentive Stock Option if the requirements of the Plan and the Code are satisfied, including the requirement that the option holder remain employed by the Company or a subsidiary during the period beginning on the date of grant and ending on the day three months (or, in the case of the option holder’s disability, one year) before the date the option is exercised. If an option holder has not remained an employee of the Company or a subsidiary during the period beginning on the date of grant of an Incentive Stock Option and ending on the day three months (or one year in the case of the option holder’s disability) before the date the option is exercised, the exercise of such option will be treated as the exercise of a non-qualified Stock Option and will have the tax consequences described below in the section entitled “Non-Qualified Stock Options.” The federal income tax consequences of a subsequent disposition of the shares acquired pursuant to the exercise of an Incentive Stock Option depends upon when the disposition of such shares occurs and the type of such disposition. If the disposition of such shares occurs more than two years after the date of grant of the Incentive Stock Option and more than one year after the date of exercise, any gain or loss recognized upon such disposition will be long-term capital gain or loss and the Company or a subsidiary, as applicable, will not be entitled to any income tax deduction with respect to such Incentive Stock Option. If the disposition of such shares occurs within two years after the date of grant of the Incentive Stock Option or within one year after the date of exercise (which we refer to in this proxy statement as a disqualifying disposition), the excess, if any, of the amount realized over the option price will be treated as taxable income to the option holder and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder on such disposition. The amount of ordinary income recognized by the option holder in a disqualifying disposition (and the corresponding deduction to the Company or a subsidiary, as applicable) is limited to the lesser of the gain on such sale and the difference between the fair market value of the shares on the date of exercise and the option price. Any gain realized in excess of this amount will be treated as short-term or long-term capital gain (depending upon whether the shares have been held for more than one year). If the option price exceeds the amount realized upon such a disposition, the difference will be short-term or long-term capital loss (depending upon whether the shares have been held for more than one year). Notwithstanding the foregoing, participants who are subject to the Alternative Minimum Tax (which we refer to in this proxy statement as AMT) may incur AMT because of the exercise of an Incentive Stock Option. Except as provided in the “exception” noted later in this paragraph, if an option holder elects to tender shares in partial or full payment of the option price for shares to be acquired upon the exercise of an Incentive Stock Option, the option holder will not recognize any gain or loss on such tendered shares. No income will be recognized by the option holder with respect to the shares received by the option holder upon the exercise of the Incentive Stock Option if the requirements of the Code described above are met. The number of shares received equal to the number of shares surrendered will have a tax basis equal to the tax basis of the surrendered shares. Shares received in excess of the number of shares surrendered will have a tax basis of zero. The holding period of the shares received equal to the number of shares tendered will be the same as such tendered shares’ holding period, and the holding period for the excess shares received will begin on the date of exercise. Solely for purposes of determining whether a disqualifying disposition has occurred with respect to such shares received upon the exercise of the Incentive Stock Option, all shares are deemed to have a holding period beginning on the date of exercise. Exception: If an option holder tenders shares that were previously acquired upon the exercise of an Incentive Stock Option in partial or full payment of the option price for shares to be acquired upon the exercise of another Incentive Stock Option, and each such exercise occurs within two years after the date of grant of such Incentive Stock Option or within one year after such shares were transferred to the option holder, the tender of such shares will be a disqualifying disposition with the tax

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consequences described above regarding disqualifying dispositions; the shares acquired upon such exercise will be treated as shares acquired upon the exercise of an Incentive Stock Option.

Non-Qualified Stock Options: An option holder will not recognize taxable income, and the Company or a subsidiary, as applicable, is not entitled to a deduction, when a non-qualified Stock Option is granted. Upon the exercise of a non-qualified Stock Option, an option holder will recognize compensation taxable as ordinary income equal to the excess of the fair market value of the shares received over the option price of the non-qualified Stock Option and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will be entitled to a corresponding deduction. An option holder’s tax basis in the shares received upon the exercise of a non-qualified Stock Option will be equal to the fair market value of such shares on the exercise date, and the option holder’s holding period for such shares will begin at that time. Upon the subsequent sale of the shares received in exercise of a non-qualified Stock Option, the option holder will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the option holder’s tax basis in such shares. If a non-qualified Stock Option is exercised in whole or in part with shares held by the option holder, the option holder will not recognize any gain or loss on such tendered shares. The number of shares received by the option holder upon such an exchange that are equal in number to the number of tendered shares will retain the tax basis and the holding period of the tendered shares for capital gain purposes. The shares received by the option holder in excess of the number of shares used to pay the exercise price of the option will have a basis equal to the fair market value on the date of exercise and their holding period will begin on such date.

Restricted Stock: Restricted Stock may be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives such Restricted Stock does not make the election described below, the participant does not recognize any taxable income upon the receipt of Restricted Stock and the Company or a subsidiary, as applicable, is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the Restricted Stock lapse, the participant will recognize compensation taxable as ordinary income equal to the fair market value of the shares at that time, less any amount paid for the shares and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will be entitled to a corresponding deduction. A participant’s tax basis in Restricted Stock will be equal to the fair market value of such Restricted Stock when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin on such date. Upon a subsequent sale of the shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands. Participants receiving Restricted Stock may make an election under Section 83(b) of the Code to recognize compensation taxable as ordinary income with respect to the shares when such shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking into account restrictions other than restrictions that by their terms will never lapse), less any amount paid for the shares. Subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the participant will recognize no additional ordinary compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize short-term or long-term capital gain or loss with respect to the shares when they are sold, depending upon whether the shares have been held for more than one year at the time of sale. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant’s holding period for such shares will begin at that time. If the shares are subsequently forfeited, the participant will not be entitled to a deduction as a result of such forfeiture, but will be entitled to claim a short-term or long-term capital loss (depending upon whether the shares have been held for more than one year at the time of forfeiture) with respect to the shares to the extent of the consideration paid by the participant for such shares. Generally, during the restriction period, dividends and distributions paid with respect to Restricted Stock will be treated as compensation taxable as ordinary income (not dividend income) received by the participant and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will receive a corresponding deduction. Dividend payments received with respect to shares of Restricted Stock for which a Section 83(b) election has been made or which are paid after the restriction period lapses generally will be treated and taxed as dividend income. Restricted Stock that is fully vested on grant will generally have the same tax treatment as the Restricted Stock award with respect to which a Section 83(b) election is made.

SARs: A participant will recognize no taxable income, and the Company or a subsidiary, as applicable, is not entitled to a deduction, when an SAR is granted. Upon exercise or settlement of an SAR, a participant will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the shares received and, subject to Section 162(m) of the Code, the Company or a subsidiary, as applicable, will be entitled to a corresponding deduction. A participant’s tax basis in shares received upon the exercise of an SAR will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon the sale of shares received in exercise of an SAR, the participant will recognize short-term or long-term capital gain or loss, depending on whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Performance Stock: The federal income tax consequences for Performance Stock are generally the same as for Restricted Stock or Stock Units, depending on the form of the award.

Withholding: Participants will be responsible for making appropriate provision for all taxes required to be withheld in connection with any awards, vesting, exercises and transfers of shares pursuant to the Plan. This includes responsibility for all applicable federal, state, local or foreign withholding taxes. In the case of the payment of awards in shares or the exercise of options or SARs, if a participant fails to make such provision, the Company and its subsidiaries may, in their discretion, withhold from the payment that number of shares (or that amount of cash, in the case of a cash payment) which has a fair market value equal to the participant’s tax obligation.

Company Deduction Limit: The Tax Cuts and Jobs Act, which was passed in December 2017, eliminated the “performance-based” compensation exemption under Section 162(m) of the Code and made several other significant changes to Section 162(m) of the Code. As the result of these changes, compensation paid to our chief executive officer, our chief financial officer and to each of our other named executive officers will not be deductible for

Proxy Statement for the 2026 Annual Meeting of Shareholders	83

federal income tax purposes to the extent such compensation exceeds $1 million, regardless of whether such compensation would have qualified for the “performance-based” exemption under prior law. Any individual who is a “covered employee” (as defined in Section 162(m) of the Code) in 2017 or becomes a covered employee thereafter will remain subject to the $1 million tax deductibility limit regardless of loss of status as a named executive officer or termination of employment. Certain arrangements in effect prior to the passage of the Tax Cuts and Jobs Act are grandfathered and may still be subject to the “performance-based” compensation exemption.

Nonqualified Deferred Compensation: Section 409A of the Code contains certain restrictions on the ability to defer receipt of compensation to future tax years. Any award that provides for the deferral of compensation, such as Stock Units that are settled more than two and one-half months after the end of the year in which they vest, must comply with Section 409A of the Code. If the requirements of Section 409A of the Code are not met, all amounts deferred under the Plan (and all plans aggregated with the Plan) during the taxable year and all prior taxable years (to the extent not already included in gross income) will be included in the participant’s taxable income in the later of the year in which such violation occurs or the year in which such amounts are no longer subject to a substantial risk of forfeiture, even if such amounts have not been actually received. In addition, such violation will result in an additional tax to the participant of 20% of the deferred amount plus applicable interest computed from the date the award was earned, or if later, the date on which it vested.

Excess Parachute Payments: If the vesting and/or payment of an award made to a “disqualified individual” (as defined in Section 280G of the Code) occurs in connection with a change in control of the Company, such vesting and/or payment, either alone or when combined with other compensation payments which such disqualified individual is entitled to receive, may result in an “excess parachute payment” (as defined in Section 280G of the Code). Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such “excess parachute payment” received by such “disqualified individual” and Section 280G of the Code would prevent the Company or a subsidiary or affiliate, as applicable, from deducting such “excess parachute payment.”

* * *

Proxy Statement for the 2026 Annual Meeting of Shareholders	84

STIFEL

Stifel Financial Corp. | stifel.com
501 North Broadway | St. Louis, Missouri 63102

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.
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Go to www.investorvote.com/SF or scan the QR code – login details are located in the shaded bar below.

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Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A	Proposals – The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5.

1. Election of Directors:

01 - Adam T. Berlew	02 - Maryam S. Brown	03 - Michael W. Brown
04 - Lisa L. Carnoy	05 - Robert E. Grady	06 - James P. Kavanaugh
07 - Ronald J. Kruszewski	08 - Maura A. Markus	09 - Victor J. Nesi
10 - David A. Peacock	11 - Thomas W. Weisel	12 - Michael J. Zimmerman

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees

		01	02	03	04	05	06	07	08	09	10	11	12
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To approve, on an advisory basis, the compensation of our named executive officers (say on pay).	☐	☐	☐	3.	To approve the adoption of an amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock authorized for issuance.	☐	☐	☐

4.	To approve the adoption of an amendment to the Stifel Financial Corp. 2001 Incentive Stock Plan (2018 Restatement)	☐	☐	☐	5.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2026.	☐	☐	☐

6.	To consider and act upon other business as may properly come before the meeting and any adjournment or postponement thereof.

B	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

The 2026 Annual Meeting of Shareholders of Stifel Financial Corp. will be held on

Tuesday, June 9, 2026 at 11:00 a.m. Central Time, virtually via the internet at meetnow.global/ML5KQP4.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 9, 2026: Our Proxy Statement and 2025 Annual Report are available at:

www.investorvote.com/sf or www.stifel.com/investor-relations/annual-reports

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SF

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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Stifel Financial Corp.

Notice of 2026 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 9, 2026

Ronald J. Kruszewski and Mark P. Fisher, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Stifel Financial Corp. to be held on June 9, 2026 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of the nominees listed and FOR Proposals 2, 3, 4 and 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   (Items to be voted appear on reverse side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.